                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            EASTMAN CHEMICAL COMPANY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

(EASTMAN LOGO)

                                 March 25, 2002

DEAR FELLOW STOCKHOLDER:

     Our Annual Meeting will be held at the Toy F. Reid Employee Center, located at 400 South Wilcox Drive, in Kingsport, Tennessee, on May 2, 2002, at 11:30 a.m. Doors to the meeting will open at 10:30 a.m. The business to be considered and voted upon at the meeting is explained in the accompanying proxy materials (consisting of the Notice of Annual Meeting, the Proxy Statement, and the proxy card). A copy of Eastman's 2001 Annual Report accompanies these materials.

     Your vote is important for this year's Annual Meeting, regardless of the number of shares you own. Signing and returning a proxy card or submitting your proxy via the Internet or telephone will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. WHETHER YOU CHOOSE TO VOTE BY PROXY CARD, TELEPHONE, OR COMPUTER, IT WOULD HELP IF YOU VOTED AS SOON AS POSSIBLE. If you are a record holder, an admission ticket for the Annual Meeting is included with your proxy card. If you received our proxy materials from a broker or bank and do not have an admission ticket but wish to attend the meeting, please call (423) 229-4647.

     I look forward to my first annual stockholders' meeting as Chairman and CEO. Thank you for your support of our Company.

                                           Sincerely,

                                           /s/ J. BRIAN FERGUSON

                                           J. Brian Ferguson
                                           Chairman and Chief Executive Officer

                            EASTMAN CHEMICAL COMPANY
                             100 NORTH EASTMAN ROAD
                           KINGSPORT, TENNESSEE 37660
                                 (423) 229-2000

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 2, 2002
                             ---------------------

To Our Stockholders:

     The 2002 Annual Meeting of Stockholders of Eastman Chemical Company ("Eastman" or the "Company") will be held at the Toy F. Reid Employee Center, located at 400 South Wilcox Drive, Kingsport, Tennessee, on May 2, 2002, at 11:30 a.m., local time, for the following purposes:

        - ELECT DIRECTORS. To consider and act upon the election of three directors to serve in the class for which the term in office expires at the Annual Meeting of Stockholders in 2005 and until their successors are duly elected and qualified;

        - APPROVE 2002 OMNIBUS LONG-TERM COMPENSATION PLAN. To consider and act upon the proposed 2002 Omnibus Long-Term Compensation Plan;

        - APPROVE 2002 DIRECTOR LONG-TERM COMPENSATION PLAN. To consider and act upon the proposed 2002 Director Long-Term Compensation Plan;

        - RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS. To consider and act upon ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company until the Annual Meeting of Stockholders in 2003;

        - STOCKHOLDER PROPOSALS. If properly presented, to consider and act upon the two stockholder proposals set forth in the accompanying Proxy Statement, both of which are opposed by the Board of Directors; and

        - OTHER BUSINESS. To transact such other business as may come properly before the Annual Meeting or any adjournments or postponements thereof.

     Only stockholders of record at the close of business on March 15, 2002 are entitled to vote at the Annual Meeting. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. Please vote by proxy in one of these ways:

        - USE THE TOLL-FREE TELEPHONE NUMBER shown on your proxy card or voting instruction form (if you received the proxy materials by mail from a broker or bank);

        - BY INTERNET at the web address shown on your proxy card or voting instruction form; or

        - MARK, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD OR VOTING INSTRUCTION FORM in the postage-paid envelope provided.

     Signing and returning the proxy card or submitting your proxy via Internet or by telephone does not affect your right to vote in person if you attend the Annual Meeting.

                                  By order of the Board of Directors

                                  /s/ Theresa K. Lee
                                  Theresa K. Lee
                                  General Counsel and Secretary

March 25, 2002

                                PROXY STATEMENT

                                      FOR

                       ANNUAL MEETING OF STOCKHOLDERS OF
                            EASTMAN CHEMICAL COMPANY
                           TO BE HELD ON MAY 2, 2002

                    INFORMATION REGARDING THE ANNUAL MEETING

PROXY STATEMENT AND ANNUAL MEETING

    This Proxy Statement is dated March 25, 2002 and is first being mailed and delivered electronically to Eastman stockholders, and made available on the Internet (www.eastman.com), on or about March 28, 2002. This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Stockholders of the Company to be held on May 2, 2002, and at any adjournments or postponements thereof. At the Annual Meeting, stockholders will be asked to consider and vote on the six items of business listed in the accompanying Notice of Annual Meeting and described in more detail under "Proposals to be Voted Upon at the Annual Meeting."

VOTING BY PROXY

    By executing and returning your proxy (either by returning the paper proxy card or by submitting your proxy electronically via the Internet or by telephone), you appoint James P. Rogers, the Company's Chief Financial Officer and Theresa K. Lee, the Company's General Counsel and Secretary, to represent you at the Annual Meeting and direct them to vote your shares at the Annual Meeting according to your instructions. Shares of common stock represented by proxy will be voted by the proxy holders at the Annual Meeting in accordance with the instructions indicated in the proxy appointment. IF YOU PROPERLY EXECUTE AND RETURN YOUR PROXY (IN PAPER FORM, ELECTRONICALLY VIA THE INTERNET, OR BY TELEPHONE) BUT DO NOT INDICATE ANY VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

    STOCKHOLDERS OF RECORD MAY VOTE BY PROXY IN ONE OF THREE WAYS:

    - by telephone: call (800) 542-1160 and use the control number on your proxy card;

    - via the Internet: visit the www.votefast.com website and use the control number listed on your proxy card; or

    - by mail: mark, sign, date and mail your proxy card in the enclosed postage-paid envelope.

The Internet and telephone voting procedures are designed to authenticate stockholder identities, to allow stockholders to give voting instructions, and to confirm that stockholders' instructions have been recorded properly. Stockholders voting by Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access and telephone or cable service providers, that must be borne by the stockholder.

    IF YOUR SHARES ARE HELD IN "STREET NAME" THROUGH A BROKER, BANK OR OTHER HOLDER OF RECORD, YOU WILL RECEIVE INSTRUCTIONS FROM THE REGISTERED HOLDER THAT YOU MUST FOLLOW IN ORDER FOR YOUR SHARES TO BE VOTED FOR YOU BY THAT RECORD HOLDER. Telephone and Internet voting is also offered to stockholders who own their Eastman shares through certain banks and brokers.

HOW TO REVOKE YOUR PROXY

    You may revoke your proxy at any time before its exercise at the Annual Meeting by either:

    - giving written notice of revocation to the Secretary of the Company;

    - executing and delivering a later-dated, signed proxy card or submitting a later-dated proxy via the Internet or by telephone before the Annual Meeting; or

    - voting in person at the Annual Meeting.

All written notices of revocation or other communications with respect to revocation of proxies should be sent to Eastman Chemical Company, P.O. Box 511, Kingsport, Tennessee 37662-5075, Attention: Secretary, so that they are received before the Annual Meeting.

RECORD DATE; STOCKHOLDERS ENTITLED TO VOTE; VOTING RIGHTS

     The Company's Board of Directors has fixed the close of business on March 15, 2002 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting. Only holders of record of shares of common stock as of the record date will be entitled to vote at the Annual Meeting. If your shares are held in the name of a broker, bank or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the Annual Meeting.

     As of the record date, there were 77,445,580 shares of common stock issued and outstanding. Holders of common stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of common stock they hold of record as of the record date.

QUORUM

     The presence, in person or by proxy, of the holders of a majority of the shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to conduct business at the Annual Meeting. Abstentions, votes withheld, and "broker non-votes" will be counted as present and entitled to vote for purposes of determining a quorum. A "broker non-vote" occurs when a nominee (like a broker or bank) holding shares in "street name" as the registered holder for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner.

VOTE REQUIRED FOR APPROVAL OF EACH MATTER TO BE CONSIDERED

     A plurality of the votes cast is required for the election of directors. With respect to the election of directors, stockholders may by proxy (1) vote "for" all three nominees, (2) "withhold" authority to vote for all such nominees, or (3) withhold authority to vote for any individual nominee or nominees but vote for all other nominees. Because directors are elected by a plurality of the votes cast (meaning the three nominees receiving the greatest number of votes will be elected), withholding authority to vote with respect to one or more nominees will have no effect on the outcome of the election. Similarly, any broker non-votes are not considered to be votes cast and therefore would have no effect on the outcome of the election of directors.

     The affirmative vote of a majority of the votes cast is required for approval of each of the two proposed compensation plans, ratification of the appointment of independent accountants, and adoption of each of the two stockholder proposals. With respect to each of these five items, stockholders may by proxy (1) vote "for," (2) vote "against," or (3) "abstain" from voting. Abstentions and broker non-votes are not considered to be votes cast and therefore will have no effect on the outcome of any of these proposals.

PROXY SOLICITATION COSTS

     The Company will bear the cost of soliciting proxies and the cost of the Annual Meeting. In addition to the solicitation of stockholders by mail and electronic delivery, proxies may be solicited by telephone, facsimile, personal contact, and similar means by directors, officers, or employees of the Company, none of whom will be specially compensated for these activities. The Company also contacts brokerage houses, banks, nominees, custodians, and fiduciaries who can be identified as record holders of common stock. Such holders, after inquiry by the Company, provide certain information concerning beneficial owners not objecting to the disclosure of such information and the quantities of proxy materials and annual reports needed to supply such materials to beneficial owners, and the Company reimburses such record holders for the expense of providing such beneficial ownership information and of mailing proxy materials and annual reports to beneficial owners. Georgeson Shareholder Communications has been retained by the Company to aid in the solicitation of proxies, at a cost of $10,000 plus expenses.

MATTERS RAISED AT THE ANNUAL MEETING NOT INCLUDED IN THIS PROXY STATEMENT

     The Company's management does not expect any business to be acted upon at the Annual Meeting other than as described in this Proxy Statement under "Proposals to be Voted Upon at the Annual Meeting". If, however, other matters are properly brought before the Annual Meeting, the persons appointed as proxies will have the discretion to vote or act on those matters for you according to their best judgment.

     Under Eastman's Bylaws, a stockholder may submit a matter for a vote of the Company's stockholders at a meeting by giving adequate notice to the Secretary of the Company. To be adequate, the notice must set forth certain information specified in our Bylaws (which will be provided to any stockholder upon written request) about the stockholder and the proposal and be delivered to the Secretary not less than 60 days prior to the meeting. If, however, the meeting is an annual meeting to be held before the first Thursday in May (the regular day called for by the Bylaws) or a special meeting, notice of a proposal to be brought before the meeting may be provided up to the 15th day following the date notice of the meeting was given. Under our Bylaws, stockholders had until March 3, 2002 to provide notice of any matters to be presented at the Annual Meeting.

STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

     In accordance with rules of the Securities and Exchange Commission (the "SEC"), if you want to submit a proposal for presentation at Eastman's 2003 Annual Meeting of Stockholders, it must be received by the Company at its principal executive offices on or before November 25, 2002 in order to be included in the Company's proxy materials relating to its 2003 Annual Meeting of Stockholders. In addition, as described under "Matters Raised at the Annual Meeting not Included in this Proxy Statement", the Company's Bylaws require that a proposal to be submitted by a stockholder for a vote of the Company's stockholders, whether or not also submitted for inclusion in the Company's proxy materials, must be preceded by adequate and timely notice to the Secretary of the Company. If the 2003 Annual Meeting is held on Thursday, May 1, 2003 (the regular day called for by the Bylaws), then such advance notice would be timely if delivered on or before March 2, 2003.

NOMINATIONS BY STOCKHOLDERS FOR ELECTION TO BOARD OF DIRECTORS

     The Company's Bylaws provide that nominations by stockholders of persons for election to the Board of Directors may be made by giving adequate notice to the Secretary of the Company. To be adequate, the nomination notice must set forth certain information specified in our Bylaws (which will be provided upon written request) about each stockholder submitting a nomination and each person being nominated and be delivered to the Secretary not less than 60 days prior to the meeting. If, however, the meeting is an annual meeting to be held before the first Thursday in May or a special meeting, the nomination notice may be provided up to the 15th day following the date notice of the meeting was given. The Committee on Directors of the Board of Directors will consider persons nominated by stockholders and recommend to the full Board whether or not such nominee should be included with the Board's nominees for election by stockholders.

ANNUAL REPORT TO STOCKHOLDERS AND ANNUAL REPORT ON FORM 10-K

     The Company's Annual Report to Stockholders for 2001, including consolidated financial statements for the year ended December 31, 2001, is being mailed and delivered electronically to stockholders, and made available on the Internet, concurrently with this Proxy Statement but does not form any part of the proxy solicitation material. Upon the written request of any stockholder, the Company will furnish without charge a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2001 as filed with the SEC. Requests may be made to Eastman Chemical Company, P.O. Box 511, Kingsport, Tennessee 37662-5075, Attention: Investor Relations. This information is also available via the Internet at the Company's web site (www.eastman.com), and the EDGAR version of such report (with exhibits) is available at the SEC's web site (www.sec.gov).

                PROPOSALS TO BE VOTED UPON AT THE ANNUAL MEETING

                        ITEM 1 -- ELECTION OF DIRECTORS

     The Company's Board of Directors is divided into three classes, with the terms of office of the respective classes ending in successive years. Under the Company's Bylaws, a director reaching age 70 during any term of office continues to be qualified to serve only until the next annual meeting of stockholders following his or her 70th birthday (or, if approved by unanimous action of the Board of Directors, until the next annual meeting following his or her 71st birthday), and, unless additional terms of office are approved by the Board of Directors in certain circumstances, the maximum number of consecutive full three-year terms of office that may be served by any director is three.

     Three directors are in the class for which the term in office expires at the Annual Meeting; two of these three directors have each been nominated for re-election for a new three-year term. John W. Donehower has informed the Company that he does not intend to stand for re-election at the Annual Meeting. In order to allow the Board to apportion the number of directors among the classes as nearly equal as reasonably possible in accordance with the Company's Amended and Restated Certificate of Incorporation, Donald W. Griffin has agreed to resign his current position as a director in the class for which the term in office expires at the Annual Meeting of Stockholders in 2003 effective immediately prior to the Annual Meeting, and to stand for re-election as a director this year for a term in office ending at the Annual Meeting of Stockholders in 2005. The terms of the other six directors continue after the Annual Meeting. Lee Liu, a director since January 1994, retired from the Board effective February 7, 2002 and Earnest W. Deavenport, Jr., Chairman of the Board and Chief Executive Officer since November 1993, retired effective December 31, 2001. Messrs. Liu and Deavenport each served in the class for which the term in office expires at the Annual Meeting. The Board elected J. Brian Ferguson to fill the vacancy created by Mr. Deavenport's retirement and did not fill the vacancy created by Mr. Liu's retirement, reducing the class whose term expires at the Annual Meeting from four directors to three directors. Upon the completion of Mr. Donehower's term as a director, the Board will reduce the total number of directors from ten to nine.

     The stockholders are being asked to vote on the election of three directors to the class for which the term of office shall expire at the Annual Meeting of Stockholders in 2005 and their successors are duly elected and qualified. All shares of common stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified. If you execute and return a proxy without instruction, your shares will be voted for the election of the three nominees identified below. If any nominee is unable or unwilling to serve (which is not anticipated), the persons designated as proxies will vote your shares for the remaining nominees and for another nominee proposed by the Board or, as an alternative, the Board could reduce the number of directors to be elected at the Annual Meeting.

     THE NOMINEES HAVE BEEN RECOMMENDED TO THE BOARD OF DIRECTORS BY THE COMMITTEE ON DIRECTORS OF THE BOARD. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ELECTION OF THE THREE NOMINEES IDENTIFIED BELOW.

     Set forth below is certain information regarding each director nominated for re-election or whose term in office will continue after the Annual Meeting, including the date of his or her first election to the Board; a description of his or her positions and offices with the Company (other than as a director), if any; a brief description of his or her principal occupation and business experience during at least the last five years; directorships and similar positions presently held by him or her in publicly traded and certain other companies, organizations, or associations; and his or her age.

                                         NOMINEES FOR DIRECTOR
                                   TERM EXPIRING ANNUAL MEETING 2005
-------------------------------------------------------------------------------------------------------
[PHOTO]                  CALVIN A. CAMPBELL, JR. (director since January 1994)
                         Mr. Campbell has been Chairman of the Board, President and Chief Executive
                         Officer of Goodman Equipment Corporation since 1971. Goodman Equipment designs, manufactures, and markets worldwide underground mining locomotives and personnel carriers and services and parts for injection molding machinery.
                         He was also President and Chief Executive Officer of Cyprus Amax Minerals
                         Company, a producer of copper and molybdenum, in 1992, Chairman of the Board in 1991 and 1992, and a director from 1985 through 1994. Mr. Campbell is a member of the boards of directors of Mine Safety Appliances Company and of
                         Bulley & Andrews Company. He is also a director and former Chairman of the
                         National Association of Manufacturers, is a director of the National Mining
                         Association, is a director and former Chairman of the Illinois Manufacturers
                         Association, and serves as Chairman of Armour College of Engineering and
                         Science, and as a trustee of the Illinois Institute of Technology. Mr.
                         Campbell is 67.

-------------------------------------------------------------------------------------------------------
[PHOTO]                  J. BRIAN FERGUSON (director since January 2002)
                         Mr. Ferguson is Chairman of the Board and Chief Executive Officer of the
                         Company. He joined Eastman in 1977. Mr. Ferguson was named Vice President,
                         Industry and Federal Affairs in 1994, became Managing Director, Greater China in 1997, was named President, Eastman Chemical Asia Pacific in 1998, became
                         President, Polymers Group in 1999, and became President, Chemicals Group in
                         2001. He is 47.

-------------------------------------------------------------------------------------------------------
[PHOTO]                  DONALD W. GRIFFIN (director since May 1999)
                         Mr. Griffin is Chairman of the Board of Olin Corporation, a manufacturer of chemicals, metals, and ammunition. He joined Olin in 1961, served in a series of marketing and management positions prior to appointment to the position of
                         President and Chief Operating Officer in 1994, became Chairman, President, and
                         Chief Executive Officer in 1996, and retired as President and Chief Executive
                         Officer in 2002. Mr. Griffin is also a member of the board of directors of
                         Barnes Group, Inc., and serves as a trustee of the University of Evansville and the Buffalo Bill Historical Center. He is 65.

-------------------------------------------------------------------------------------------------------

                          MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE
                                   TERM EXPIRING ANNUAL MEETING 2003
-------------------------------------------------------------------------------------------------------
[PHOTO]                  JERRY E. DEMPSEY (director since May 1997)
                         Mr. Dempsey served as Chairman of the Board and Chief Executive Officer of PPG
                         Industries, Inc., a manufacturer of protective and decorative coatings, fiberglass products, and specialty chemicals, from 1993 until his retirement in 1997. From 1991 until he joined PPG, he was Senior Vice President of WMX
                         Technologies, Inc., a waste treatment and disposal company, and Chairman of its publicly-traded, majority-owned subsidiary, Chemical Waste Management,
                         Inc., having served as President and Chief Executive Officer of Chemical Waste
                         Management, Inc. since 1985. Mr. Dempsey is also a member of the boards of directors of Birmingham Steel Corporation and Navistar International Corpora-
                         tion. He is 69.
-------------------------------------------------------------------------------------------------------
[PHOTO]                  MARILYN R. MARKS (director since January 1994)
                         Miss Marks was Chairman of the Board of Dorsey Trailers, Inc., a truck trailer manufacturer, from 1987 until her resignation in March 2001. She was Chairman,
                         Chief Executive Officer and President of Dorsey from 1987 to 1997 and was
                         Chairman and Chief Executive Officer of Dorsey from 1997 until 1999. Miss
                         Marks was Chairman and Chief Executive Officer of TruckBay.com, Inc., an
                         Internet source of goods, services, and information serving the trucking industry, from 1999 to 2000. On December 5, 2000, Dorsey filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S.
                         Bankruptcy Court for the Middle District of Alabama. Miss Marks is also a member of the board of directors of Dana Corporation. She is 49.
-------------------------------------------------------------------------------------------------------
[PHOTO]                  DAVID W. RAISBECK (director since December 2000)
                         Mr. Raisbeck is Vice Chairman of Cargill, Incorporated, an agricultural trading and processing company. He joined Cargill in 1971 and has held a variety of merchandising and management positions focused primarily in the commodity and financial trading businesses. Mr. Raisbeck was elected President of Cargill's Financial Markets Division in 1988, President of Cargill's
                         Trading Sector in 1993, a director of Cargill in 1994, Executive Vice
                         President in 1995, and to his current position in 1999. He is also a member of the board of directors of Armstrong World Industries, Inc. Mr. Raisbeck is 52.
-------------------------------------------------------------------------------------------------------

                                   TERM EXPIRING ANNUAL MEETING 2004
-------------------------------------------------------------------------------------------------------
[PHOTO]                  H. JESSE ARNELLE (director since January 1994)
                         Mr. Arnelle is of counsel to the Winston-Salem, North Carolina-based law firm of Womble, Carlyle, Sandridge & Rice. He was a partner of the San
                         Francisco-based law firm of Arnelle, Hastie, McGee, Willis & Greene or its predecessor from 1985 until 1996. Mr. Arnelle is a Past Chairman of the Board of Trustees of Pennsylvania State University, is a director of the National
                         Football Foundation and Collegiate Hall of Fame, and is a member of the boards of directors of Armstrong World Industries, Inc., FPL Group, Inc., Gannett
                         Corporation, Metropolitan Series Funds, Inc., Textron, Inc., and Waste
                         Management, Inc. He is 68.
-------------------------------------------------------------------------------------------------------

[PHOTO]                  DR. JOHN A. WHITE (director since January 1994)
                         Dr. White is Chancellor of, and Distinguished Professor of Industrial
                         Engineering at, the University of Arkansas. From 1991 to 1997, he was Dean of
                         the College of Engineering at the Georgia Institute of Technology. From July
                         1988 to September 1991, he was Assistant Director of the National Science
                         Foundation in Washington, D.C., and served on the faculty of the Georgia
                         Institute of Technology from 1975 to 1997. Dr. White is also a member of the
                         National Science Board, a member of the National Academy of Engineering, and a member of the boards of directors of J. B. Hunt Transport Services, Inc.,
                         Logility, Inc., Motorola, Inc., and Russell Corporation. He is 62.
-------------------------------------------------------------------------------------------------------

[PHOTO]                  PETER M. WOOD (director since May 2000)
                         Mr. Wood is non-executive Chairman of the Board of Stone & Webster, Incorpo-
                         rated, an engineering and construction firm, and served as Managing Director of J. P. Morgan & Company, an investment banking firm, from 1986 until his retirement in 1996. He is also a member of the boards of directors of Arthur
                         D. Little, Inc. and Middlesex Mutual Assurance Company. Mr. Wood is 63.
-------------------------------------------------------------------------------------------------------

BOARD COMMITTEES

     The Board of Directors has an Audit Committee, a Committee on Directors, a Compensation and Management Development Committee, a Finance Committee, and a Health, Safety & Environmental and Public Policy Committee. All committee members are non-employee, independent directors.

     AUDIT COMMITTEE. The members of the Audit Committee are Messrs. Wood (Chair), Campbell, and Raisbeck, and Dr. White. The Audit Committee held seven meetings during 2001. The Audit Committee assists the Board in fulfilling its oversight responsibilities relating to:

     - the integrity of the financial statements of the Company;

     - the Company's system of internal controls; and

     - the independence and performance of the Company's internal and outside auditors.

                             AUDIT COMMITTEE REPORT

     The Board of Directors has adopted a written Audit Committee Charter, a copy of which was included as Appendix A to the Company's Proxy Statement for the 2001 Annual Meeting of Stockholders and which is also available in the investor information section of the Eastman website (www.eastman.com). All members of the Audit Committee are "independent" as defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards.

     The Audit Committee has reviewed and discussed with the Company's management and PricewaterhouseCoopers LLP, the Company's independent auditors, the audited financial statements of the Company contained in the Company's Annual Report to Stockholders for the year ended December 31, 2001. The Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees), as amended.

     The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees"), and has discussed with PricewaterhouseCoopers LLP their independence. The Audit Committee has also considered whether the provision of non-audit services to the Company by PricewaterhouseCoopers LLP is compatible with maintaining their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the SEC.

                                Audit Committee
                             Peter M. Wood (Chair)
                            Calvin A. Campbell, Jr.
                               David W. Raisbeck
                                 John A. White

     COMMITTEE ON DIRECTORS. The members of the Committee on Directors are Messrs. Dempsey (Chair), Arnelle, and Griffin, and Miss Marks. The Committee on Directors held three meetings during 2001. The Committee on Directors:

     - conducts an assessment of the Board's performance every two years, for discussion with the full Board;

     - recommends to the Board criteria for Board membership and annually reviews the Board's composition for purposes of assessing its independence, diversity and skills;

     - annually reviews and makes recommendations regarding compensation of non-employee directors, and acts as the administrator of certain non-employee director compensation plans, and can amend or take actions with respect to such plans where permitted by such plans;

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

     - reviews the qualifications of candidates for Board membership and recommends to the Board the slate of director candidates to be proposed for election by stockholders at each annual meeting;

     - recommends to the Board criteria relating to the tenure of a director;

     - when appropriate, recommends to the Board that it recommend to the stockholders removal of a director for cause;

     - periodically reviews the Board's committee structure and committee assignments and recommends to the Board any appropriate changes thereto;

     - periodically reviews the Company's Corporate Governance Guidelines and recommends to the Board any appropriate changes thereto; and

     - reviews and makes recommendations to the Board on other Board and corporate governance matters.

     COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE. The members of the Compensation and Management Development Committee (the "Compensation Committee") are Messrs. Griffin (Chair), Arnelle, and Dempsey, and Miss Marks. The Compensation Committee held seven meetings during 2001. The Compensation
Committee:

     - determines the compensation of employees who are members of the Board;

     - determines, based upon the recommendations of the Chairman and Chief Executive Officer, compensation of the Company's other executive officers;

     - reviews proposed employee benefit plans and executive compensation plans, and proposed changes to existing plans under certain circumstances;

     - acts as the administrator of certain employee benefit plans and executive compensation plans;

     - reviews management development and succession plans relating to the Company's senior officers;

     - makes recommendations to the Board regarding the foregoing matters; and

     - can amend or take actions with respect to the Company's employee compensation and benefit plans where permitted by such plans.

     FINANCE COMMITTEE. All of the directors except Mr. Ferguson are members, and Mr. Raisbeck is the Chair, of the Finance Committee. The Finance Committee held four meetings during 2001. The Finance Committee:

     - reviews the Company's short-and long-term financing plans, its financial position and forecasts, and its capital expenditure budgets and certain capital projects;

     - reviews transactions, such as acquisitions and divestitures, that may have a material impact on the Company's financial profile;

     - makes recommendations to the Board regarding those matters and regarding dividends; and

     - reviews the results of the Eastman Retirement Assistance Plan and the activities of the Eastman Retirement Assistance Plan Committee.

     HEALTH, SAFETY & ENVIRONMENTAL AND PUBLIC POLICY COMMITTEE. All of the directors except Mr. Ferguson are members, and Miss Marks is the Chair, of the Health, Safety & Environmental and Public Policy Committee. The Health, Safety & Environmental and Public Policy Committee held three meetings during 2001. The Health, Safety & Environmental Public Policy Committee:

     - reviews and makes recommendations to the Board regarding the Company's policies and practices concerning health, safety, and environmental matters;

     - reviews with the Company's management and reports to the Board on the Company's health, safety, and environment assessment practices, and its processes for complying with related laws and regulations and on health, safety, and environmental matters involving the Company, including any significant liabilities or anticipated expenditures with respect thereto, and periodically reviews with management the Company's public disclosure policies and practices, and coordinates with the Audit and Finance Committees, with respect thereto;

     - reviews and monitors, and makes recommendations to the Board regarding, significant matters of health, safety, and environmental public policy concerning the Company;

     - reviews and makes recommendations to the Board regarding certain significant matters of public policy concerning the Company;

     - periodically reviews with management the Company's list of public policy issues; and

     - monitors and periodically reports to the Board on federal and state legislative and regulatory initiatives and the Company's lobbying and advocacy activities.

MEETING ATTENDANCE

     The Board of Directors held 13 meetings during 2001. Each director attended at least 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she was a director) and the total number of meetings held by all committees of the Board on which he or she served (during the period that he or she served).

DIRECTOR COMPENSATION

     DIRECTORS' ANNUAL COMPENSATION. Each director who is not an employee of the Company receives an annual cash retainer fee of $30,000, payable in semi-annual installments of $15,000 each. In addition, each such director receives a fee of $1,100 for each Board meeting attended and for each committee meeting attended, and reimbursement of expenses related to attendance. The chairperson of each committee receives an additional annual retainer of $5,000, payable in semi-annual installments of $2,500 each. Directors who are also employees of the Company receive no Board or committee fees.

     DIRECTOR LONG-TERM COMPENSATION PLAN. The Company's 1999 Director Long-Term Compensation Plan (the "DLTP") provides for an automatic one-time restricted stock award and annual option grants and restricted stock awards to each non-employee director. (The DLTP replaced the 1994 Director Long-Term Compensation Plan, under which each non-employee director received a one-time restricted stock award and option grant on the first day of his or her initial term of service as a director.) The maximum number of shares of common stock that may be granted or subject to awards under the DLTP is 60,000, subject to adjustment in the event of stock splits, stock dividends, or changes in capital structure affecting common stock. No award may be made under the DLTP after the later of May 1, 2004 or the 2004 Annual Meeting of Stockholders of the Company. The Board of Directors has adopted a new 2002 Director Long-Term Compensation Plan, subject to stockholder approval at the Annual Meeting, which is substantially similar to, and intended to replace, the current DLTP. See "Item 3 -- Approval of the 2002 Director Long-Term Compensation Plan."

        ANNUAL OPTION GRANTS. Under the DLTP, immediately following each annual meeting of the Company's stockholders, each non-employee director receives a non-qualified stock option to purchase 2,000 shares of Eastman common stock. Such options have an exercise price equal to the fair market value of the underlying shares of common stock on the date the options are granted. The options vest and become exercisable with respect to one-half of the option shares on the first anniversary of the date of the grant and with respect to the remaining shares on the second anniversary of the date of the grant. Each such option has a term of ten years and is nonassignable (except by will or the laws of descent and distribution). If the grantee ceases to be a director for any reason other than death, disability or completion of his or her normal term of service, all outstanding unexercised options, whether or not vested, will expire.

        If an option is exercised by the surrender of previously-owned shares of Eastman common stock while the director is still a director or within 60 days thereafter, then the director exercising the option will be granted a new "reload" option for the number of shares so surrendered. Such replacement option will have a term equal to the remaining term of the original option, will have an exercise price equal to the fair market value of the underlying shares as of the date of exercise of the original option, and will otherwise have the same terms and conditions as the original option. Reload options will not, however, have similar replacement rights, and will be exercisable on the earlier of six months from the date of grant or the date of the grantee's termination as a director.

        ANNUAL RESTRICTED STOCK AWARDS. Immediately following each annual meeting of the Company's stockholders, each non-employee director is granted an award of shares of common stock having a fair market value equal to $5,000 as of such date, subject to certain restrictions. The restricted shares are not transferable (except by will or the laws of descent and distribution) and are subject to forfeiture until the earlier of: (i) the third anniversary of grant (provided the grantee is still a director), (ii) death, disability or resignation due to term limit or retirement age during the three years after grant, or (iii) departure from the Board at the end of the term of service to which elected. If none of the three alternative vesting events occurs by the third anniversary of the grant date, then the shares are forfeited. During the restricted period, the director has all of the rights of a stockholder (other than the right to transfer the shares) with respect to the restricted shares, including voting and dividend rights.

        ONE-TIME RESTRICTED STOCK AWARDS. In addition to the options and restricted shares described above, each non-employee director is granted, on the first date of such director's term of service as a director, an award of shares of common stock having a fair market value equal to $10,000 as of such date, subject to certain restrictions. These restricted shares are not transferable (except by will or the laws of descent and distribution) and are subject to forfeiture until the earlier of: (i) the third anniversary of grant (provided the grantee is still a director), (ii) death, disability or resignation due to term limit or retirement age during the three years after grant, or (iii) failure to be reelected as a director during the three years after grant. If none of the three alternative vesting events occurs by the third anniversary of the grant date, then the shares are forfeited. During the restricted period, the director has all of the rights of a stockholder (other than the right to transfer the shares) with respect to the restricted shares, including voting and dividend rights.

        TREATMENT OF OPTIONS AND RESTRICTED STOCK UPON "CHANGE IN CONTROL." The DLTP contains provisions regarding the treatment of options and restricted shares in the event of a "change in control" of the Company (as defined in the DLTP, generally involving circumstances in which the Company is acquired by another entity or its controlling ownership is changed). In such event, all outstanding options would immediately vest and become exercisable and all outstanding shares of restricted stock would immediately vest and become transferable, and such options and shares would be valued and cashed out on the basis of the change in control price as soon as practicable but in no event more than 90 days after the change in control. However, the Committee on Directors has the discretion, notwithstanding any particular event constituting a change in control, to determine that the event is of the type that does not warrant the described consequences with respect to options and restricted shares under the DLTP, in which case such consequences would not occur.

     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN. Under the Company's 1996 Non-Employee Director Stock Option Plan (the "Director Stock Option Plan"), each non-employee director may elect to receive options to purchase Eastman common stock in lieu of his or her annual retainer (but not meeting fees or other compensation as a director). A maximum of 150,000 shares of common stock are available for the grant of stock options under the Director Stock Option Plan, subject to adjustment in the event of stock splits, stock dividends or changes in capital structure affecting common stock. No grant may be made under the Director Stock Option Plan after May 2, 2006.

        OPTIONS IN LIEU OF RETAINER FEES. Each non-employee director may make an annual advance irrevocable election to receive all or a portion of his or her retainer to be earned in the following year in options to purchase Eastman common stock. The number of shares of common stock underlying stock options granted is determined by multiplying the amount of the semi-annual retainer the director elects to receive in stock options by three and one-third, then dividing by the fair market value per share of common stock on the date the options are granted. The exercise price per share of all stock options granted under the Director Stock Option Plan is the fair market value per share of common stock on the grant date. Options granted under the

Director Stock Option Plan are not exercisable until six months from the date of grant, and remain exercisable thereafter until the tenth anniversary of the date of grant, regardless of whether the participant is still a director.

        TREATMENT OF OPTIONS UPON "CHANGE IN CONTROL." Upon the occurrence of a "change in control" of the Company (as defined in the Director Stock Option Plan, generally circumstances in which the Company is acquired by another entity or its controlling ownership is changed), any and all outstanding options under the Director Stock Option Plan become immediately exercisable.

     DIRECTORS' DEFERRED COMPENSATION PLAN. The Company maintains the Directors' Deferred Compensation Plan (the "DDCP"), an unfunded, non-qualified, deferred compensation plan under which non-employee directors of the Company may elect to defer compensation received as a director until such time as they cease to serve as a director. Non-employee directors may make an annual advance irrevocable election to defer compensation for services to be rendered the following year. Compensation that may be deferred includes all cash compensation for service as a director, including retainer and meeting fees.

        TERMS OF DEFERRAL OF DIRECTOR COMPENSATION. The deferred amounts may be credited to individual "Interest Accounts" under the DDCP (which are credited with interest until transfer or distribution at the prime rate as quoted in The Wall Street Journal), to individual "Stock Accounts" under the DDCP (which increase or decrease in value depending upon the market price of Eastman common stock), or to a combination thereof. Under the Stock Account, dollar amounts are "invested" in hypothetical shares of the Company's common stock. If cash dividends are declared on shares of common stock, then any participant who has hypothetical shares in the Stock Account receives a dividend equivalent which is used to "purchase" additional hypothetical shares under the DDCP. A participant may elect to transfer the dollar amount of all or any portion of his or her Stock Account to the Interest Account, or vice versa.

        Upon termination as a director, the value of a participant's Interest Account and Stock Account will be paid, in cash, in a single lump sum or up to ten annual installments, as determined in the sole discretion of the Committee on Directors. Payment will commence in any year up through the tenth year following termination of directorship, as determined by the Committee on Directors, except that payment must commence no later than the year in which the participant reaches age 71.

        The DDCP provides that a participant, whether or not still a director, may request that part or all of such participant's Interest Account and Stock Account be distributed immediately in the event of a severe financial hardship. The determination of whether a hardship exists will be made by the Committee on Directors.

        The DDCP also provides that a participant may withdraw at any time all or a portion of his or her balances in the Interest and Stock Accounts, provided that the participant forfeits 10% of the balance of his or her Accounts and not be permitted to participate in the DDCP for a period of 36 months from the date of the early withdrawal payment. In addition, if, within any six month period, either 50% or more of the DDCP participants elect such early withdrawal from the DDCP or 20% or more of DDCP participants with aggregate Account balances valued at 50% or more of the total value of all DDCP Accounts elect such early withdrawal, then the Accounts of each remaining DDCP participant will be distributed in a single lump sum.

        TREATMENT OF DEFERRED COMPENSATION UPON "CHANGE IN CONTROL." If the Company undergoes a "change in control" (as defined in the DDCP, generally circumstances in which the Company is acquired by another entity or its controlling ownership is changed), then the Accounts of each participant, whether or not the participant is still a director, will be paid in a single lump sum no later than 90 days following the change in control.

       ITEM 2 -- APPROVAL OF THE 2002 OMNIBUS LONG-TERM COMPENSATION PLAN

     The Board of Directors adopted the Eastman Chemical Company 2002 Omnibus Long-Term Compensation Plan (the "2002 Omnibus Plan") on March 7, 2002, subject to approval by stockholders at the Annual Meeting. The 2002 Omnibus Plan is substantially similar to, and is intended to replace, the Company's 1997 Omnibus Long-Term Compensation Plan (the "1997 Omnibus Plan"), under which no new awards may be made after April 30, 2002. See "Executive Compensation -- Compensation and Management Development Committee Report on Executive
Compensation -- Components of Executive Compensation -- Long-Term Stock-Based Incentive Pay" for a description of the current option award program, which is expected to be continued under the 2002 Omnibus Plan.

     A summary of the 2002 Omnibus Plan is set forth below. The summary is qualified in its entirety by the full text of the 2002 Omnibus Plan, which is attached to this Proxy Statement as Appendix A.

PLAN PURPOSE AND ELIGIBLE PARTICIPANTS

     Like the 1997 Omnibus Plan, the purpose of the 2002 Omnibus Plan is to provide motivation to employees of the Company and its subsidiaries to put forth maximum efforts toward the growth, profitability, and success of the Company by providing incentives through the ownership and performance of common stock of the Company. As described under "Compensation and Management Development Committee Report on Executive Compensation," equity-based compensation is designed to facilitate stock ownership and to make a portion of employee pay dependent on long-term return to all stockholders. Employees of the Company or its subsidiaries will be eligible to receive awards under the 2002 Omnibus Plan. As of December 31, 2001, the Company had approximately 15,800 employees.

ADMINISTRATION

     The 2002 Omnibus Plan will be administered by the Compensation Committee or another committee designated by the Board of Directors to administer the Plan (the "Committee"). The Committee will have the authority to interpret the 2002 Omnibus Plan, establish rules and regulations for the operation and administration of the Plan, select employees to receive awards, determine the form, size, terms, conditions, limitations, and restrictions of awards, and take all other action it deems necessary or advisable to administer the 2002 Omnibus Plan.

AWARDS

     The 2002 Omnibus Plan authorizes the grant to employees of the Company or its subsidiaries of non-qualified and incentive stock options, stock appreciation rights ("SARs"), stock awards, performance shares (which are stock or stock-based awards contingent upon the attainment during a performance period of certain performance objectives), and other stock or stock-based incentive awards (collectively, "Awards"). The 2002 Omnibus Plan also provides for the award of dividends and dividend equivalents on Awards. Options and SARs granted under the 2002 Omnibus Plan must be exercisable at a price not less than the fair market value of the underlying common stock on the date of grant, and may not have a term of more than 10 years. The original term of any stock option or SAR may not be extended, and the exercise price of any stock option or SAR may not be reduced, without the prior approval of stockholders.

     The 2002 Omnibus Plan contains provisions regarding the treatment of Awards in the event of a "change in ownership" (as defined in the Plan, generally concerning circumstances in which the common stock is no longer publicly traded) and of a "change in control" (as defined in the Plan, generally concerning circumstances in which the Company is acquired by another entity or its controlling ownership is changed). Upon a change in ownership or change in control, the rules described below will apply to Awards granted under the 2002 Omnibus Plan. However, the Committee will have the discretion in certain circumstances, notwithstanding any particular transaction constituting a change in ownership or a change in control, either to determine that such transaction is of the type that does not warrant the described consequences with respect to Awards (in which event such consequences would not occur) or to alter the way in which Awards are treated from the consequences outlined in the 2002 Omnibus Plan.

     If a change in ownership occurs (and the Committee has not exercised its discretion outlined above) during the term of one or more performance periods for which the Committee has granted performance shares, the term of such performance period will immediately terminate and, except with respect to performance periods for which the Committee has previously reached a determination regarding the degree to which the performance objectives have been attained, it will be assumed that the performance objectives have been attained at a level of 100%. Participants, as a result, will be considered to have earned and therefore be entitled to receive a prorated share of the Awards previously granted for such performance period. In addition, upon a change in ownership, all outstanding Awards will be valued and cashed out on the basis of the change in ownership price as soon as practicable but in no event more than 90 days after the change in ownership.

     In the event of a change in control (assuming the Committee has not exercised its discretion outlined above), if a participant's employment terminates within two years following the change in control, unless such termination is due to (i) death, (ii) disability (as defined in the 2002 Omnibus
Plan), (iii) cause (as defined in the 2002 Omnibus Plan), (iv) resignation (other than as a result of certain actions by the Company and any successor), or
(v) retirement, participants will be entitled to the following treatment. All conditions, restrictions and limitations in effect with respect to any unexercised Award will immediately lapse and no other terms or conditions will be applied. Any unexercised, unvested, unearned, or unpaid Award will automatically become 100% vested. Performance shares will be treated in a manner similar to that described above in the case of a change in ownership. A participant will be entitled to a lump sum cash payment as soon as practicable but in no event more than 90 days after the date of such participant's termination of employment with respect to all of such participant's Awards.

     A participant's rights under the 2002 Omnibus Plan will be forfeited, and all outstanding Awards cancelled, if, in the determination of the Committee the participant has breached certain noncompete or confidentiality obligations, or if the participant terminates employment for an unapproved reason (as defined under the 2002 Omnibus Plan).

     The 2002 Omnibus Plan provides that equitable adjustments will be made in the number of shares of Common Stock covered by outstanding Awards, the price per share applicable to outstanding Awards, and the number of shares that are thereafter available for Awards in the event of a change in the capital or capital stock of the Company or any special distribution to stockholders.

SECTION 162(M)

     Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation in excess of $1 million paid to the Chief Executive Officer and the four next most highly compensated executive officers of the Company (each, a "Covered Employee"), except that compensation that qualifies as "performance-based" is excluded from such limitation. The Board has submitted the 2002 Omnibus Plan for approval by stockholders in order to permit the grant of certain Awards thereunder, such as options, SARs and certain performance shares, that will constitute "performance-based" compensation, which will be excluded from the calculation of annual compensation of Covered Employees for purposes of Section 162(m) and will be fully deductible by the Company. The Committee may grant Awards under the Plan that do not qualify as performance-based compensation under Section 162(m). The payment of any such non-qualifying Awards to a Covered Employee could be non-deductible by the Company, in whole or in part, under Section 162(m), depending on such Covered Employee's total compensation in the applicable year. See "Executive Compensation -- Compensation and Management Development Committee Report on Executive Compensation -- Omnibus Budget Reconciliation Act of 1993."

     Performance Goals for Certain Section 162(m) Awards. Under the 2002 Omnibus Plan, the Committee may determine that, in order to meet the "performance-based" award criteria of Section 162(m) and the regulations thereunder, a particular Award granted under the 2002 Omnibus Plan will be determined solely on the basis of one or more of the following measures of corporate performance, alone or in combination, for the Company as a whole or for a subsidiary, division, region, department, or function within the Company:
(a) return on capital, equity or assets (including economic value created, defined as after-tax operating profit minus a computed capital charge for average debt and equity employed during the year), (b) productivity,

(c) cost improvement, (d) cash flow, (e) sales revenue growth, (f) net income, earnings per share, or earnings from operations, (g) quality, (h) customer satisfaction, or (i) stock price or total stockholder return. Measurement of the Company's performance against such goals established by the Committee shall be objectively determinable, and to the extent such goals are expressed in standard accounting terms, performance shall be measured in accordance with generally accepted accounting principles. The Committee shall have the right for any reason to reduce (but not increase) any such Award, notwithstanding the achievement of a specified goal. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period to which such performance goal relates (or such later date as may be permitted under Section 162(m) or the regulations thereunder). Any payment of an Award granted with performance goals under this section of the 2002 Omnibus Plan will be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

SHARES AVAILABLE FOR AWARDS

     Subject to adjustment as provided in the 2002 Omnibus Plan, the maximum number of shares of common stock that will be available for grant of Awards during the term of the 2002 Omnibus Plan is 7,500,000, of which no more than 1,500,000 are available for Awards in the form of shares of common stock or performance shares. Awards may not be granted under the 2002 Omnibus Plan after May 2, 2007. The maximum number of shares of common stock with respect to one or more options and/or SARs that may be granted during any one calendar year under the 2002 Omnibus Plan to any one employee is 300,000. The maximum fair market value of any Awards (other than options and SARs) that may be received by an employee (less any consideration paid by the employee for such Award) during any one calendar year under the 2002 Omnibus Plan is equal to the fair market value of 200,000 shares of common stock as of January 1 of that year.

TERMINATION AND AMENDMENT

     The Board of Directors or the Committee may, at any time and from time to time, suspend, amend, modify or terminate the 2002 Omnibus Plan without stockholder approval; provided, however, that stockholder approval would be required for any amendment that would materially increase the benefits to 2002 Omnibus Plan participants, materially increase the number of shares of common stock available under the 2002 Omnibus Plan, or materially modify the requirements for eligibility under the 2002 Omnibus Plan. In addition, the Board or Committee may condition any amendment or modification on the approval of stockholders if such approval is necessary or deemed advisable with respect to certain tax, securities or other applicable laws, policies or regulations.

CERTAIN FEDERAL INCOME TAX EFFECTS

     Non-qualified Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of a non-qualified stock option. However, the participant will realize ordinary income on the exercise of the option in an amount equal to the excess of the fair market value of the common stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the common stock will constitute short- or long-term capital gain, depending on the participant's holding period.

     Incentive Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of a non-discounted incentive stock option (an option that meets the requirement of Section 422 of the Internal Revenue Code) or the exercise thereof by the participant. If the participant holds the shares of common stock underlying the option for the greater of two years after the date the option was granted or one year after the acquisition of such shares of common stock (the "required holding period"), the difference between the aggregate exercise price and the amount realized upon disposition of the shares of common stock will constitute a long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares of common stock are disposed of in a sale, exchange or other disqualifying disposition during the required holding period, the participant will realize taxable ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the common stock purchased at the time of exercise over the aggregate exercise price or (ii) the excess of the amount realized upon disposition of the shares over the aggregate exercise price, and the Company will be entitled to a federal income tax deduction equal to such amount.

     SARs. Under present federal income tax regulations, a participant receiving an SAR will not recognize income, and the Company will not be allowed a tax deduction, at the time the Award is granted. When a participant exercises the SAR, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company. The gain, if any, realized upon the subsequent disposition by the participant of any shares of common stock acquired upon exercise of the SAR will constitute short- or long-term capital gain, depending on the participant's holding period.

     Performance Shares. Under present federal income tax regulations, a participant receiving performance shares will not recognize income and the Company will not be allowed a tax deduction at the time the Award is granted. When a participant receives payment of performance shares, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and, subject to Code Section 162(m) limitations, if applicable, will be allowed as a deduction for federal income tax purposes to the Company.

     Restricted Stock. Under present federal income tax regulations, and unless the participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant receiving a restricted stock award will not recognize income, and the Company will not be allowed a tax deduction, at the time the Award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the shares, as to which the restrictions are lapsing, measured as of that date, and the Company will be entitled to a corresponding tax deduction at that time, subject to Code Section 162(m) limitations, if applicable. If the participant elects, pursuant to Code Section 83(b), to accelerate the recognition of income to the date of grant, the participant will recognize income equal to the fair market value of the shares at the time the Award is granted, and the Company will be entitled to a corresponding deduction at that time, subject to Code
Section 162(m) limitations, if applicable. If a participant making an accelerated tax election subsequently forfeits the restricted shares, he or she will not be entitled to recover the tax paid.

     Unrestricted Stock. Under present federal income tax regulations, at the time an unrestricted stock award is granted, the participant will recognize ordinary income and the Company will be allowed a tax deduction, subject to Code
Section 162(m) limitations, if applicable.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

     No Awards have been granted or approved for grant under the 2002 Omnibus Plan. Future Awards under the 2002 Omnibus Plan will be made at the discretion of the Committee. Therefore, it is not presently possible to determine, with respect to the executive officers named in the Summary Compensation Table, all current executive officers, or all employees, including all current officers who are not executive officers, either the benefits or amounts that will be received by such persons or groups pursuant to the 2002 Omnibus Plan or the benefits or amounts that would have been received by such persons or groups under the 2002 Omnibus Plan if it had been in effect during 2001. See "Compensation and Management Development Committee Report on Executive Compensation" for information concerning grants and awards under the 1997 Omnibus Plan during 2001 and for the Compensation Committee's current philosophy, policies and practices concerning long-term, stock-based compensation. The closing price per share of Eastman common stock on the New York Stock Exchange was $46.20 on March 15, 2002.

VOTE REQUIRED TO APPROVE THE 2002 OMNIBUS PLAN

     All shares of common stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified. If you execute and return a proxy without instruction, your shares will be voted for approval of the 2002 Omnibus Plan. Approval of the 2002

Omnibus Plan will require the affirmative vote of the holders of a majority of the shares of common stock which are represented in person or by proxy at the Annual Meeting and voting on this proposal. If the 2002 Omnibus Plan is approved by stockholders, it will be effective immediately. If the 2002 Omnibus Plan is not approved by stockholders, it will not be implemented.

     THE 2002 OMNIBUS LONG-TERM COMPENSATION PLAN HAS BEEN RECOMMENDED TO THE COMPANY'S BOARD OF DIRECTORS BY THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE OF THE BOARD. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE 2002 OMNIBUS LONG-TERM COMPENSATION PLAN.

                           ITEM 3 -- APPROVAL OF THE
                   2002 DIRECTOR LONG-TERM COMPENSATION PLAN

     On March 7, 2002, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, the 2002 Director Long-Term Compensation Plan (the "2002 DLTP"), as a replacement for the 1999 Director Long-Term Compensation Plan (the "Predecessor DLTP"), under which the shares available for awards have been exhausted. If the 2002 DLTP becomes effective, no new awards may be made under the Predecessor DLTP.

     A summary of the 2002 DLTP is set forth below. The summary is qualified in its entirety by the full text of the 2002 DLTP, which is attached to this Proxy Statement as Appendix B.

OPERATION OF AND AWARDS UNDER PLAN

     PLAN PURPOSE AND DESIGN. Like the Predecessor DLTP, the purpose of the 2002 DLTP is to provide motivation to non-employee directors to put forth maximum efforts toward the growth, profitability and success of the Company by providing incentives through the ownership and performance of common stock. The 2002 DLTP provides for an automatic, one-time restricted stock award and annual option grants and restricted stock awards to each non-employee director.

     ELIGIBLE DIRECTORS. The 2002 DLTP is a compensation plan for all non-employee directors of the Company.

     ADMINISTRATION. The 2002 DLTP will be administered by the Committee on Directors. The Committee will have the authority to interpret the 2002 DLTP and establish rules and regulations for the operation and administration of the 2002 DLTP. The Committee may not, however, vary the directors eligible to participate under the 2002 DLTP or the form, type, terms, timing, conditions, restrictions, or limitations of, or other aspects of, the automatic stock option grants and restricted stock awards provided for by the 2002 DLTP.

     ANNUAL OPTION GRANTS. Under the 2002 DLTP, immediately following each annual meeting of the Company's stockholders, each non-employee director will receive a non-qualified stock option to purchase 2,000 shares of Eastman common stock. Such options will have an exercise price equal to the fair market value (defined as the closing price per share reported on the New York Stock Exchange) of the underlying shares of common stock on the date the options are granted. The options will vest and become exercisable with respect to one half of the option shares on the first anniversary of the date of the grant and with respect to the remaining shares on the second anniversary of the date of the grant. Each such option will have a term of ten years and be nonassignable (except by will or the laws of descent and distribution). If the grantee ceases to be a director for any reason other than death, disability or completion of his or her normal term of service, all outstanding unexercised options, whether or not vested, will expire.

     If an option is exercised by the surrender of previously-owned shares of Eastman common stock while the director is still a director or within 60 days thereafter, then the director exercising the option will be granted a new "reload" option for the number of shares so surrendered. Such replacement option will have a term equal to the remaining term of the original option, will have an exercise price equal to the fair market value of the underlying shares as of the date of exercise of the original option, and will otherwise have the same terms and conditions as the original option. Reload options will not, however, have similar replacement rights, and will be exercisable on the earlier of six months from the date of grant or the grantee's termination as a director.

     ANNUAL RESTRICTED STOCK AWARDS. Immediately following each annual meeting of the Company's stockholders, each non-employee director will be granted an award of shares of common stock having a fair market value equal to $5,000 as of such date, subject to certain restrictions. The restricted shares will not be transferable (except by will or the laws of descent and distribution) and will be subject to forfeiture until the earlier of: (i) the third anniversary of grant (provided the grantee is still a director), (ii) death, disability or resignation due to term limit or retirement age during the three years after grant, or (iii) departure from the Board at the end of the term of service to which elected. If none of the three alternative vesting events occurs by the third anniversary of the grant date, then the shares will be forfeited. During the restricted period, the director will have all of the rights of a stockholder (other than the right to transfer the shares) with respect to the restricted shares, including voting and dividend rights

     ONE-TIME RESTRICTED STOCK AWARDS. In addition to the options and restricted shares described above, each non-employee director whose initial term of service as a director begins on or after January 1, 2002 shall be granted, on the first date of such director's term of service as a director, an award of shares of common stock having a fair market value equal to $10,000 as of such date, subject to certain restrictions. These restricted shares will not be transferable (except by will or the laws of descent and distribution) and will be subject to forfeiture until the earlier of: (i) the third anniversary of grant (provided the grantee is still a director), (ii) death, disability or resignation due to term limit or retirement age during the three years after grant, or (iii) failure to be reelected as a director during the three years after grant. If none of the three alternative vesting events occurs by the third anniversary of the grant date, then the shares will be forfeited. During the restricted period, the director will have all of the rights of a stockholder (other than the right to transfer the shares) with respect to the restricted shares, including voting and dividend rights.

     TREATMENT OF OPTIONS AND RESTRICTED STOCK UPON "CHANGE IN CONTROL." The 2002 DLTP contains provisions regarding the treatment of options and restricted shares in the event of a "change in control" of the Company (as defined in the 2002 DLTP, generally involving circumstances in which the Company is acquired by another entity or the controlling ownership is changed). In such event, all outstanding options would immediately vest and become exercisable and all outstanding shares of restricted stock would immediately vest and become transferable, and such options and shares would be valued and cashed out on the basis of the change in control price as soon as practicable but in no event more than 90 days after the change in control. However, the Committee on Directors will have the discretion, notwithstanding any particular event constituting a change in control, to determine that the event is of the type that does not warrant the described consequences with respect to options and restricted shares under the DLTP, in which event such consequences would not occur.

     SHARES AVAILABLE FOR AWARDS. Subject to adjustment as provided in the 2002 DLTP, the maximum number of shares of common stock that may be granted or subject to awards under the 2002 DLTP is 200,000. No award may be made after the later of May 1, 2007 or the 2007 annual meeting of stockholders of the Company.

TERMINATION AND AMENDMENT OF PLAN; MODIFICATION OF OUTSTANDING AWARDS

     The Board of Directors or the Committee on Directors may suspend, amend, modify or terminate the 2002 DLTP at any time without stockholder approval. However, the Board or such Committee may condition any amendment or modification on the approval of stockholders if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. The Committee on Directors may not amend, modify or terminate any outstanding option previously granted or restricted shares previously awarded under the 2002 DLTP without the approval of the affected non-employee directors. The original term of any stock option may not be extended, and the exercise price of any stock option may not be reduced, without the prior approval of stockholders.

CERTAIN FEDERAL INCOME TAX EFFECTS

     Under present federal income tax regulations, the following are the general federal income tax consequences arising with respect to grants and awards under the 2002 DLTP. The grant of a stock option will have no tax consequences for the director or the Company. Upon exercising a stock option, the director will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the exercise date and the Company will be entitled to take a deduction for the same amount. The gain, if any, realized upon the subsequent disposition of the shares acquired upon exercise of a stock option will constitute short- or long-term capital gain depending upon how long such shares were held. With respect to restricted shares, absent an election to accelerate recognition of income to the date of grant, the director will recognize ordinary income in an amount equal to the fair market value of the shares received at the time they become either transferable or not subject to a substantial risk of forfeiture. The Company will be entitled to a deduction for the same amount at that time. If the director elects, pursuant to Code Section 83(b), to accelerate the recognition of income to the date of grant, the director will recognize income equal to the fair market value of the shares at the date of grant, and the Company will be entitled to a corresponding deduction at that time. If a participant making an accelerated tax election subsequently forfeits the restricted shares, he or she will not be entitled to recover the tax paid. The tax treatment upon disposition of shares acquired under the 2002 DLTP will depend upon how long the shares have been held. There are no tax consequences to the Company upon a director's disposition of shares acquired under the 2002 DLTP.

BENEFITS TO NON-EMPLOYEE DIRECTORS

     The 2002 DLTP is substantially similar to the Predecessor DLTP and the 1994 Director Long-Term Compensation Plan (under which each non-employee director received a one-time restricted stock award and option grant on the first day of his or her initial term of service as a director). Under the Predecessor DLTP and the 1994 Director Long-Term Compensation Plan, all current and former non-employee directors as a group have received options to purchase a total of 42,507 shares, a total of 3,749 restricted shares, and a total of 2,216 unrestricted shares of common stock. Only non-employee directors of the Company may receive grants and awards under the 2002 DLTP. As described above, only new directors (and no current directors) would receive a one-time award of restricted shares under the 2002 DLTP, and each non-employee director would receive an option to purchase 2,000 shares of common stock and additional shares of restricted stock immediately following each annual meeting of stockholders. It is not presently determinable whether any non-employee director will receive 5% or more of the total options or restricted shares available under the 2002 DLTP. The closing price per share of Eastman common stock on the New York Stock Exchange was $46.20 on March 15, 2002.

VOTE REQUIRED TO APPROVE THE 2002 DLTP

     All shares of common stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified. If you execute and return a proxy without instruction, your shares will be voted for approval of the 2002 DLTP. Approval of the 2002 DLTP will require the affirmative vote of the holders of a majority of the shares of common stock which are represented in person or by proxy at the Annual Meeting and voting on this proposal. If the 2002 DLTP is approved by stockholders, it will be effective immediately. If the 2002 DLTP is not approved by stockholders, it will not be implemented.

     THE 2002 DIRECTOR LONG-TERM COMPENSATION PLAN HAS BEEN RECOMMENDED TO THE COMPANY'S BOARD OF DIRECTORS BY THE COMMITTEE ON DIRECTORS OF THE BOARD. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE 2002 DIRECTOR LONG-TERM COMPENSATION PLAN.

        ITEM 4 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors, upon the recommendation of the Audit Committee, has appointed PricewaterhouseCoopers LLP as independent accountants for the Company and its subsidiaries until the Annual Meeting of Stockholders in 2003.

     PricewaterhouseCoopers LLP has billed the Company the following amounts for professional services rendered during 2001:

          AUDIT FEES: $1,623,077, in the aggregate, for the audit of the Company's and its subsidiaries' annual financial statements for the fiscal year ended December 31, 2001 and the reviews of the interim financial statements included in the Company's Forms 10-Q filed during the fiscal year ended December 31, 2001; and

          ALL OTHER FEES: $4,517,160, in the aggregate, for all services other than those covered above under "Audit Fees". "All Other Fees" consist primarily of the audit of separate company financial statements and assistance in accounting and financial reporting matters related to the proposed spin-off of the Company's specialty chemicals and plastics businesses, tax compliance and consulting services, expatriate tax compliance services, benefit plan audits, and limited internal audit projects. PricewaterhouseCoopers LLP did not during 2001 render any of the financial information systems design and implementation services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

     The stockholders are being asked to ratify the Board's appointment of PricewaterhouseCoopers LLP. All shares of common stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified. If you execute and return a proxy without instruction, your shares will be voted for ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company.

     A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting and will have the opportunity to make a statement on behalf of the firm if he desires to do so. The representative is also expected to be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS.

                             STOCKHOLDER PROPOSALS

     The following two stockholder proposals have been submitted for a vote of the stockholders at the Annual Meeting. The proposals and the proponents' supporting statements are set forth below along with the Company's reasons for recommending a vote "AGAINST" each proposal. All shares of common stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified. If you execute and return a proxy without instruction concerning a proposal, your shares will be voted against adoption of the proposal.

       ITEM 5 -- PROPOSAL TO STUDY POTENTIAL HEALTH RISKS FROM CELLULOSE
                                 ACETATE FIBERS

     Stockholders Trinity Health, 29000 Eleven Mile Road, Farmington Hills, Michigan 48336, holder of 775 shares of Eastman common stock; Walden/BBT Domestic Social Index Fund, 40 Court Street, Boston, Massachusetts 02108, holder of 300 shares of Eastman common stock; and Carla A. Kleefeld, 711 Atlantic Avenue, Boston, Massachusetts 02111-2809, holder of 150 shares of Eastman common stock, have given notice that they intend to submit the following proposal and supporting statement:

     WHEREAS Eastman Chemical is a major producer of cellulose acetate tow, which is used in the manufacture of cigarette filters:

     - During smoking, cigarette filter fibers become coated with carcinogen-laden deposits from cigarette smoke;
     - Also cellulose acetate cigarette filter fibers can dislodge from cigarettes and become transported into the lungs of consumers;
     - Scientists at the Roswell Park Cancer Institute have demonstrated the presence of cigarette filter fibers like the ones this company manufactures in the lungs of smokers;
     - These scientists have hypothesized that such fibers in the lungs of smokers might serve as reservoirs for carcinogens over a long period of time. This suggests that cellulose acetate filters may contribute to diseases caused by cigarettes in smokers;
     - If cellulose acetate filters contribute to cigarette-caused disease, Eastman Chemical may be liable for injuries to smokers as the tobacco litigation net gets thrown wider and wider;
     - The importance of studying the health impact of Eastman Chemical's cigarette filters is highlighted by a recent federal appeals court decision supporting a Massachusetts State law requiring tobacco companies to disclose the ingredients in their products. The law requires tobacco companies to submit lists and amounts of substances added so that they can be studied and the public warned about additional health risks.

     RESOLVED: That shareholders request that management conduct a study examining possible health risks posed by our filter tows among consumers who smoke cigarettes with cellulose acetate filters. This study shall include a review of all information known or available to the company on this subject but need not involve any new primary research. The study and any recommendations that emerge from it are to be completed within one year of the 2002 Annual Meeting. Copies of the complete report shall be made available to requesting shareholders.

                       Supporting Statement of Proponent

     Cigarette smoke contains dozens of potent carcinogens. Cellulose acetate fibers that are supposed to trap these poisons can themselves be transported into the lungs, laden with these dangerous substances. We believe this resolution and the study it requests are in the best interests of consumers as well as in the interests of our company and shareholders.

     Certainly it is in our interest as management and investors to be fully informed about any and all health risks to smokers to which Eastman Chemical contributes. We need to know, for example, if our products are deemed to contribute to cancer or if we may be faced with legal and financial liabilities. It is only fair to consumers as well that they are fully aware of all of the dangers of smoking.

     If you believe that Eastman Chemical and its shareholders should be fully apprised as to whether the cellulose acetate tow the company sells to the cigarette manufacturers is contributing to the various illnesses caused by cigarettes, please vote YES in support of this resolution.

                            RESPONSE OF THE COMPANY

     The proposal on its face requests that management conduct a "study" of health issues related to our cellulose acetate tow product line. In fact, the proposal concerns substantially the same subject matter as proposals concerning this product line which have been submitted in past years to the Company by members of the Interfaith Center on Corporate Responsibility, of which the proponent is also a member. One such proposal, seeking divestiture of the cellulose acetate tow business, also raised litigation, liability, and health issues and received only 2.8% of the votes cast at the 1996 Annual Meeting of Stockholders. A proposal almost identical to the current proposal was submitted last year and was supported by only 7.98% of the votes cast and 6.82% of the shares represented at the 2001 Annual Meeting of Stockholders. Your management's views on the current proposal are the same as those it had concerning these previous proposals, which views have been supported overwhelmingly by stockholders.

     Eastman is committed to protecting health, safety, and the environment. The Company subscribes to the Responsible Care(R) program of the American Chemistry Council, which includes product stewardship principles. Management continually evaluates the opportunities and challenges facing each of the Company's businesses and major products and develops information and plans in view of changing environments. The Board, as elected by the stockholders, and the officers, as the Board's agents, manage the myriad of factors that affect the Company's business and make business policy to conduct the Company's affairs. The Board and management are cognizant of the scientific, legal, and business developments relative to acetate tow and its uses. The Board believes appropriate management attention and Company resources are directed to these issues.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "AGAINST" ADOPTION OF THIS PROPOSAL.

ITEM 6 -- PROPOSAL TO ISSUE REPORT CONCERNING EMISSION OF "GREENHOUSE GASES" AND
                            POTENTIAL CLIMATE CHANGE

     Stockholders Missionary Oblates of Mary Immaculate, 391 Michigan Avenue, NE, Washington, DC 20017, holder of 2,400 shares of Eastman common stock, and Carla A. Kleefeld, 711 Atlantic Avenue, Boston, Massachusetts 02111-2809, holder of 150 shares of Eastman common stock, have given notice that they intend to submit the following proposal and supporting statements:

     WHEREAS:

     - The Intergovernmental Panel on Climate Change has found "new and stronger evidence that most of the warming observed over the last 50 years is attributed to human activity." (IPCC, 2001)

     - Growing evidence indicates that environmental damage from fossil fuel burning will be major and worldwide. Threats to human health and habitats include (IPCC, 2001):

        - widespread increase in the risk of floods inundating the homes of tens of millions of people, resulting in increased drowning, disease and, in developing countries, hunger;

        - increases, in some geographic areas, in droughts, floods, landslides, storms, and incidences of water-borne (cholera) and vector-borne (malaria) diseases; and

        - irreversible damage to vulnerable ecosystems, with increased risk of extinction of more vulnerable species and loss of biodiversity.

     - In July 2001, 178 nations signed the Bonn agreement, requiring industrialized nations to reduce greenhouse emissions to 5.2% less than 1990 levels, by 2008 (Wall Street Journal, 7/24/01)

     - Dupont's CEO stated, "We are preparing our company for a long journey to a more climate-friendly . . . global economy. We have already reduced our global greenhouse gases by nearly 60%; [and are] committed to . . . setting new goals for 2010: reducing global carbon-equivalent greenhouse gas emissions by 65% [from 1990 levels]; holding total energy use flat [at 1990 levels]; and using renewable resources for 10% of our global energy use." (11/00)

     - Major automakers are developing alternative non-combustion engines and technologies to reduce vehicles' fossil fuel demands. Ford's Chairman has said, "We are committed to an improvement in fuel economy for all of our vehicles . . . [and] a reduction in carbon dioxide emissions. We know greenhouse gases and global temperatures are increasing." (4/14/00)

     - Royal Dutch/Shell and BP have invested in renewables for years. Royal Dutch/Shell added a penalty of $5/ton of carbon produced when evaluating investment returns on new projects, anticipating more stringent carbon-related regulatory regimes. (Financial Times, 9/12/00).

     - Companies with top-rated environmental records are faring significantly better financially than those with worse records. From 1997-2000, they had 3.53% higher annual returns on investment than a broader universe of companies, and 7.80% higher annual returns than companies with low-rated environmental records. (QED International , 2001)

     - Thirty-nine top religious leaders stated, ". . . global warming is a scientific fact. . . . More investment in renewable energy and fuel efficiency is now a moral imperative, especially because these are technologically feasible and economically viable." (National Council of Churches, 5/21/01)

     - We believe that good stewardship of Eastman Chemical resources requires that we reduce polluting emissions when possible and prudent.

     RESOLVED: that Eastman Chemical report to shareholders (at reasonable cost and omitting proprietary information) by August 2002 on (a) total annual greenhouse gas emissions (i) from our company's own operations and (ii) from its products (as best as the Company can estimate); and (b) an estimate of the feasibility and cost of substantially reducing these emissions, together with an evaluation of whether our Company would need such changes to be made on an industry-wide basis and, if so, how that could be accomplished.

                            RESPONSE OF THE COMPANY

     This proposal is substantially the same as proposals considered by stockholders at the 2000 and 2001 Annual Meetings of Stockholders. These proposals received only 6.9% and 7.9% of the votes cast, respectively, and your management's views, which have been supported overwhelmingly by stockholders, are unchanged.

     At Eastman, environmental accountability is not taken lightly. The Company's policy is to operate its plants and facilities in a manner that protects the environment and the health and safety of its employees and the public, and in full compliance with all applicable laws and regulations. Health, safety, and environmental considerations are a priority in the Company's planning for all existing and new products and processes. The Company makes significant expenditures for environmental protection and improvement.

     The Company's careful consideration of health, safety, and the environment includes the issue of potential climate change. The Company's expenditures for environmental protection and improvement include significant capital expenditures for the updating and maintenance of facilities to enhance energy efficiency and reduce emissions. The Company advocates increased funding of both public and private scientific research to enhance the understanding of the possible causes and implications of climate change. The Company also supports voluntary measures by all economic sectors that lead to emission reductions, improved energy efficiency, removal of greenhouse gases from the atmosphere, and the development and deployment of advanced technologies that support these goals. As with any matter potentially affecting the Company's operations, the Company will continue to monitor the global warming issue and, if and when material information regarding its potential impact upon the Company is known, will fulfill its obligation to convey such information to stockholders. However, the Board does not believe that a report of the type requested by the proponents would be useful or informative for stockholders.

     The Board believes that any report attempting to quantify potential financial effects of the climate change issue on the Company at this time would be entirely speculative and, consequently, of little, if any, value to stockholders. To the extent that the Company's research or other activities undertaken to address the climate change issue are material, information regarding such activities will necessarily be communicated to stockholders through the Company's regular reports filed with the SEC. We believe, therefore, that an additional report of the type requested by the proponent would be duplicative and unnecessary.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "AGAINST" ADOPTION OF THIS PROPOSAL.

              STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

COMMON STOCK

     The following table sets forth certain information regarding the beneficial ownership of Eastman common stock as of December 31, 2001 by each current director, by each executive officer named in the Summary Compensation Table (under "Executive Compensation -- Compensation Tables"), and by the current directors, the named executive officers, and the other current executive officers, as a group.

                                                                 NUMBER OF SHARES OF
                                                              COMMON STOCK BENEFICIALLY
NAME                                                                 OWNED(1)(2)
----                                                          -------------------------
Earnest W. Deavenport, Jr...................................            412,726(3)
J. Brian Ferguson...........................................             41,367(4)
Roger K. Mowen, Jr..........................................             40,839(5)
James P. Rogers.............................................            385,058(6)
Allan R. Rothwell...........................................             62,128(7)
H. Jesse Arnelle............................................              2,641(8)
Calvin A. Campbell, Jr......................................              7,045(9)
Jerry E. Dempsey............................................              7,600(10)
John W. Donehower...........................................              2,889(11)
Donald W. Griffin...........................................              1,782(12)
Marilyn R. Marks............................................              7,363(13)
David W. Raisbeck...........................................                317(14)
John A. White...............................................              7,140(15)
Peter M. Wood...............................................              1,787(16)
Current directors, named executives, and other current
  executive officers, as a group (18 persons)...............          1,108,520(17)

---------------

 (1) Information relating to beneficial ownership is based upon information furnished by each person using "beneficial ownership" concepts set forth in rules of the Securities and Exchange Commission (the "SEC"). Under those rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership (such as by exercise of options) within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Except as indicated in other notes to this table, directors and executive officers possessed sole voting and investment power with respect to all shares of common stock referred to in the table.
 (2) The total number of shares of common stock beneficially owned by the current directors, the named executive officers, and the other current executive officers, as a group represents approximately 1.42% of the shares of common stock outstanding as of December 31, 2001. The percentage beneficially owned by any individual director or executive officer does not exceed one percent of the outstanding shares of common stock. Shares not outstanding which are subject to options exercisable within 60 days by persons in the group or a named individual are deemed to be outstanding for the purpose of computing the percentage of outstanding shares of common stock owned by the group or such individual.
 (3) Includes 328,940 shares that may be acquired upon exercise of options and 30,000 restricted shares that generally vest on December 7, 2004, but as to which Mr. Deavenport currently has voting power.
 (4) Includes 35,120 shares that may be acquired upon exercise of options and 578 shares allocated to Mr. Ferguson's ESOP account.
 (5) Includes 37,442 shares that may be acquired upon exercise of options and 784 shares allocated to Mr. Mowen's ESOP account.
 (6) Includes 199,500 shares that may be acquired upon exercise of options, 322 shares allocated to Mr. Rogers' ESOP account, and 11,300 restricted shares that generally vest in August 2002 but as to which Mr. Rogers currently has voting power. Also includes 158,424 shares owned by the Eastman Chemical Company Foundation, Inc., of which shares Mr. Rogers may also be deemed a beneficial owner by virtue of his shared voting and investment power as a director of the foundation.
 (7) Includes 56,900 shares that may be acquired upon exercise of options and 770 shares allocated to Mr. Rothwell's ESOP account.
 (8) Includes 1,778 shares that may be acquired upon exercise of options and 95 restricted shares that generally vest on May 3, 2004, but as to which Mr. Arnelle currently has voting power.
 (9) Includes 2,078 shares that may be acquired upon exercise of options and 95 restricted shares that generally vest on May 3, 2004, but as to which Mr. Campbell currently has voting power.
(10) Includes 1,976 shares that may be acquired upon exercise of options and 95 restricted shares that generally vest on May 3, 2004, but as to which Mr. Dempsey currently has voting power.
(11) Includes 1,907 shares that may be acquired upon exercise of options and 95 restricted shares that generally vest on May 3, 2004, but as to which Mr. Donehower currently has voting power.
(12) Includes 1,500 shares that may be acquired upon exercise of options, 175 restricted shares that generally vest on May 6, 2002, but as to which Mr. Griffin currently has voting power, and 95 restricted shares that generally vest on May 3, 2004, but as to which Mr. Griffin currently has voting power.
(13) Includes 4,258 shares that may be acquired upon exercise of options and 95 restricted shares that generally vest on May 3, 2004, but as to which Miss Marks currently has voting power.
(14) Consists of 222 restricted shares that generally vest on December 7, 2003, but as to which Mr. Raisbeck currently has voting power, and 95 restricted shares that generally vest on May 3, 2004, but as to which Mr. Raisbeck currently has voting power.
(15) Includes 3,688 shares that may be acquired upon exercise of options and 95 restricted shares that generally vest on May 3, 2004, but as to which Dr. White currently has voting power.
(16) Includes 500 shares that may be acquired upon exercise of options, 192 restricted shares that generally vest on May 4, 2003, but as to which Mr. Wood currently has voting power, and 95 restricted shares that generally vest on May 3, 2004, but as to which Mr. Wood currently has voting power.
(17) Includes a total of 763,142 shares that may be acquired upon exercise of options and 4,686 shares allocated to executive officers' ESOP accounts. Includes options held by the spouse of an executive officer not named above, as to which shares and options such executive officer disclaims beneficial ownership. Includes 158,424 shares owned by the Eastman Chemical Company Foundation, Inc., of which shares Mr. Rogers and two other executive officers not named above may each be deemed a beneficial owner by virtue of their shared voting and investment power as directors of the Foundation.

COMMON STOCK AND COMMON STOCK UNITS

     In addition to shares of Eastman common stock beneficially owned, the executive officers have units of common stock ("Common Stock Units") credited to their individual Stock Accounts in the Eastman Executive Deferred Compensation Plan (the "EDCP"), and certain of the directors have Common Stock Units credited to their individual Stock Accounts in the DDCP. See "Item 1 -- Election of Directors -- Director Compensation -- Directors' Deferred Compensation Plan" and "Executive Compensation -- Compensation Tables -- Summary Compensation Table" and "-- Compensation and Management Development Committee Report on Executive Compensation."

     The following table shows, for each current director and each executive officer named in the Summary Compensation Table, and for the current directors, the named executive officers, and the other current executive officers, as a group, the aggregate of the number of shares of common stock beneficially owned by such person and group, as set forth in the preceding table, and the number of Common Stock Units credited to the Stock Accounts of such person and group as of December 31, 2001. Common Stock Units represent hypothetical "investments" in Eastman common stock. The value of one Common Stock Unit is equal to the market value of one share of Eastman common stock. Although the DDCP and EDCP allow Common Stock Units to be paid out only in the form of cash, and not in shares of common stock, Common Stock Units create essentially the same stake in the market performance of the Company's common stock as do actual shares of common stock. As a result, Common Stock Units are counted with certain shares of common stock beneficially owned (excluding certain shares that may be deemed beneficially owned under SEC rules, such as shares underlying options, shares owned by the individual's spouse, and shares over which the individual shares voting and investment power, but in which the individual has no pecuniary interest) for purposes of the Company's stock ownership guidelines -- four times target total annual compensation for the Chief Executive Officer, three times target total annual compensation for the other executive officers named in the Summary Compensation Table, and three times the annual retainer fee for non-employee directors. See "Executive Compensation -- Compensation and Management Development Committee Report on Executive Compensation." The table below is included to provide a better indication of the stake of the named individuals, and of the group, with respect to Eastman common stock.

                                                              NUMBER OF SHARES OF
                                                               COMMON STOCK AND
                                                              COMMON STOCK UNITS
NAME                                                          BENEFICIALLY OWNED
----                                                          -------------------
Earnest W. Deavenport, Jr. .................................         421,185
J. Brian Ferguson...........................................          41,565
Roger K. Mowen, Jr. ........................................          50,035
James P. Rogers.............................................         452,924(1)
Allan R. Rothwell...........................................          65,571
H. Jesse Arnelle............................................           4,834
Calvin A. Campbell, Jr. ....................................           7,045
Jerry E. Dempsey............................................           7,600
John W. Donehower...........................................           5,119
Donald W. Griffin...........................................           1,782
Marilyn R. Marks............................................           8,537
David W. Raisbeck...........................................           1,575
John A. White...............................................          11,824
Peter M. Wood...............................................           1,787
Current directors, named executives, and other current
  executive officers, as a group (18 persons)...............       1,231,109(2)

---------------

(1) Includes 158,424 shares owned by the Eastman Chemical Company Foundation, Inc., over which shares Mr. Rogers shares voting and investment power as a director of the Foundation but in which shares Mr. Rogers has no pecuniary interest.
(2) Includes 158,424 shares owned by the Eastman Chemical Company Foundation, Inc., over which shares Mr. Rogers and two other executive officers not named above share voting and investment power as directors of the Foundation but in which shares such executive officers have no pecuniary interest.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the only known beneficial owners of more than 5% of Eastman common stock.

                                                              NUMBER OF SHARES OF   PERCENT
                                                                 COMMON STOCK          OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIALLY OWNED    CLASS(1)
------------------------------------                          -------------------   --------
AXA Financial, Inc..........................................      10,447,046(2)      13.49%
  1290 Avenue of the Americas
  New York, New York 10104
Barclays Global Investors N.A...............................       4,069,706(3)       5.25%
  45 Fremont Street
  San Francisco, California 94105
Dodge & Cox.................................................       6,094,961(4)       7.87%
  One Sansome St., 35th Floor
  San Francisco, California 94104

---------------

(1) Based upon the number of shares of common stock outstanding and entitled to be voted at the Annual Meeting as of the record date.
(2) As of December 31, 2001, based on a Schedule 13G filed with the SEC by AXA Financial, Inc., an investment company, and certain investment advisor, insurance company, and broker-dealer subsidiaries of AXA Financial. According to the Schedule 13G, AXA Financial and such subsidiaries together have sole investment power with respect to 10,444,246 of such shares, sole voting power with respect to 5,633,803 of such shares, shared investment power with respect to 2,800 of such shares, and shared voting power with respect to 1,618,577 of such shares.
(3) As of December 31, 2001, based on a Schedule 13G filed with the SEC by Barclays Global Investors N.A., a bank, and certain affiliated bank entities. According to the Schedule 13G, Barclays Global Investors and such entities together have sole investment power with respect to all of such shares and sole voting power with respect to 4,004,636 of such shares.
(4) As of December 31, 2001, based on a Schedule 13G filed with the SEC by Dodge & Cox, an investment advisor. According to the Schedule 13G, Dodge & Cox has sole investment power with respect to all of such shares, sole voting power with respect to 5,711,151 of such shares, and shared voting power with respect to 67,200 of such shares.

                             EXECUTIVE COMPENSATION

COMPENSATION TABLES

     The following Summary Compensation Table sets forth certain information concerning compensation of Eastman Chemical Company's Chief Executive Officer and each of the company's four other most highly compensated executive officers for 2001.

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG-TERM COMPENSATION
                                                                            -----------------------------------------------------
                                                                                        AWARDS                        PAYOUTS
                                          ANNUAL COMPENSATION(1)            -------------------------------        --------------
                                 ----------------------------------------   RESTRICTED STOCK     SECURITIES          LONG-TERM
   NAME AND PRINCIPAL                                      OTHER ANNUAL          AWARDS          UNDERLYING        INCENTIVE PLAN
        POSITION          YEAR   SALARY(2)    BONUS(3)    COMPENSATION(4)        ($)(5)          OPTIONS(#)          PAYOUTS(6)
   ------------------     ----   ---------   ----------   ---------------   ----------------     ----------        --------------
Earnest W Deavenport,
 Jr.                      2001   $990,000    $        0       $27,410          $ 1,083,30(8)      238,599(9)(10)      $583,848
 Chairman and Chief       2000    960,000     1,171,035        51,982                   0         101,481(9)           767,960
 Executive Officer        1999    775,000       732,375        28,810                   0         200,000(11)                0
 (retired effective
   December 31, 2001)
J. Brian Ferguson         2001    375,268             0        98,132                   0          22,500               32,138
 President,               2000    332,450       324,314        88,038                   0          15,000               24,659
 Chemicals Group          1999    228,559        95,772        66,443                   0          81,700(11)                0
 (elected Chairman and
   Chief Executive
   Officer effective
   January 1, 2002)
Roger K. Mowen, Jr.       2001    326,013        50,000           779                   0          15,000              117,841
 Senior Vice President,   2000    284,450       246,314         1,163                   0           8,800               77,501
 Global Customer          1999    227,217       105,805           247                   0          56,000(11)                0
 Services Group
James P. Rogers (12)      2001    384,981        25,000         6,154             469,628(13)      22,500                    0
 Senior Vice President    2000    357,500       306,323         2,100             520,506(13)      15,000                    0
 and Chief Financial      1999    127,273       253,923         5,714             579,125(13)     192,000(14)                0
 Officer
Allan R. Rothwell         2001    404,763             0         2,689                   0          22,500              208,900
 President,               2000    359,500       197,775         2,784                   0          15,000              218,411
 Polymers Group           1999    265,700       235,315         3,073                   0          91,000(11)                0
 (named Executive Vice
 President effective
 January 1, 2002)


   NAME AND PRINCIPAL        ALL OTHER
        POSITION          COMPENSATION(7)
   ------------------     ---------------
Earnest W Deavenport,
 Jr.                         $106,148
 Chairman and Chief            50,527
 Executive Officer             40,789
 (retired effective
   December 31, 2001)
J. Brian Ferguson              34,224
 President,                    17,500
 Chemicals Group                9,707
 (elected Chairman and
   Chief Executive
   Officer effective
   January 1, 2002)
Roger K. Mowen, Jr.            29,211
 Senior Vice President,        14,974
 Global Customer               11,915
 Services Group
James P. Rogers (12)           33,543
 Senior Vice President         20,395
 and Chief Financial            8,756
 Officer
Allan R. Rothwell              29,318
 President,                    18,921
 Polymers Group                14,611
 (named Executive Vice
 President effective
 January 1, 2002)

---------------

 (1) Includes both amounts paid for the indicated years and amounts earned during the indicated years but deferred under the Executive Deferred Compensation Plan.
 (2) Base salary amount is reduced to below competitive base pay levels, and the difference between base salary and competitive base pay levels is made variable under the Eastman Performance Plan. See "Bonus" column and "Compensation and Management Development Committee Report on Executive Compensation."
 (3) Cash payments in the year following for services rendered in the year indicated under the Eastman Performance Plan and the Unit Performance Plan for 2000, and for 1999 under the Eastman Performance Plan and the Annual Performance Plan. The Eastman Performance Plan, unlike traditional bonus plans, reduces participants' base salary levels to below-competitive base salary levels and puts such pay "at risk." The Eastman Performance Plan and Annual Performance Plan are both variable pay programs which make a portion of participants' total annual compensation dependent upon the success of the Company. The Unit Performance Plan is a variable pay program which makes a portion of participants' total annual compensation dependent upon organizational unit and individual performance. For 2001, 45% of Mr. Deavenport's target annual compensation and 35% of the target annual compensation for Messrs. Ferguson, Mowen, Rogers, and Rothwell, was made variable under the Eastman Performance Plan and Unit Performance Plan. For 2001, no awards were made under the Eastman Performance Plan or the Unit Performance Plan. Amounts in the "Bonus" column also include special recognition awards paid to Mr. Rogers in 2001 and 2000, and to Mr. Rothwell in 1999; awards paid to Mr. Mowen in 2001 and 2000 under a compensation program for employees supporting Company initiatives in e-business and digital business ventures; and a signing bonus paid to Mr. Rogers upon commencement of his employment with the Company in August 1999. Under the terms of his employment, the Company waived the then-normal time of service condition for participation and paid Mr. Rogers a prorated award under the Eastman Performance Plan for 1999. See "Compensation and Management Development Committee Report on Executive Compensation."
 (4) Includes amounts reimbursed for payment of taxes on certain compensation and benefits, and the portion of interest accrued on deferred compensation under the Executive Deferred Compensation Plan and on certain stock options at a rate that exceeded 120 percent of the then-applicable Federal long-term rate. The amounts reported for Mr. Ferguson also include tax gross-up payments attributed to an overseas assignment.
 (5) Represents fair market value of awards of restricted stock, based upon the closing price of the common stock on the New York Stock Exchange on the date of grant. At December 31, 2001, Mr. Deavenport and Mr. Rogers held 30,000 and 11,300 restricted shares of common stock, respectively, with a fair market value of $1,170,600 and $440,926, respectively, based on the per share closing price of the common stock on the New York Stock Exchange on December 31, 2001. Dividends are paid on these shares as and when dividends are paid on common stock.
 (6) Represents fair market value of payout during the year following of stock earned under performance shares awarded at the beginning of the three-year performance period ended in the year indicated, with shares earned based upon total return to stockholders during the three-year performance period relative to that of peer companies. The payout, unless deferred at the election of the participant, is in the form of unrestricted shares of Eastman common stock. The amount reported represents the fair market value of the shares earned, based upon the per share closing price of the common stock on the New York Stock Exchange on the payment date. Mr. Ferguson was first awarded performance shares for the 1998-2000 performance period; accordingly, he was not eligible to receive a payout for the performance period ended 1999. Mr. Rogers was first awarded performance shares for the 2000-2002 performance period, and was not eligible to receive payouts for the performance periods ended 1999, 2000, and 2001. See "Long-Term Incentive Plan -- Awards in Last Fiscal Year" table and "Compensation and Management Development Committee Report on Executive Compensation."
 (7) The amounts are annual Company contributions to the accounts of Messrs. Deavenport, Ferguson, Mowen, and Rothwell in the Eastman Investment Plan, a 401(k) retirement plan, and to Mr. Rogers' accounts in the ESOP and Executive Deferred Compensation Plan. Under the terms of his employment, the Company waived the then-normal time of service condition for participation under the ESOP for Mr. Rogers. Beginning in 2001, the formula for calculating annual Company contributions for all employees was changed in order to align the calculation more closely with Company retirement plans. The annual Company contribution for 2001 was based upon actual compensation paid during the calendar year, rather than targeted annual compensation. See "Compensation and Management Development Committee Report on Executive Compensation."
 (8) Pursuant to an agreement with the Company in December 2001, Mr. Deavenport was awarded 30,000 restricted shares of common stock, with restrictions lapsing on the third anniversary of the date of the award. These shares are also subject to forfeiture in the event of violation of specific prohibitions concerning competition, solicitation, confidentiality, and other activity adverse to the interests of the Company. See "Retirement and Change-in-Control Arrangements."
 (9) Includes "reload" options received by Mr. Deavenport (38,599 in 2001 and 36,481 in 2000) to purchase a number of shares equal to the number of previously owned shares of Eastman common stock surrendered in payment of the exercise price of options. See "Option Grants in Last Fiscal Year" and "Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values" tables.
(10) Includes an option granted to Mr. Deavenport to purchase 100,000 shares of Eastman common stock pursuant to an agreement with the Company in December 2001. See "Option Grants in Last Fiscal Year" table and "Retirement and Change-in-Control Arrangements."
(11) Includes performance-based options granted on October 19, 1999 at an exercise price of $37.9375 to Mr. Deavenport (169,000), Mr. Ferguson (80,000), Mr. Mowen (50,000), and Mr. Rothwell (80,000).

     These options were subject to stock price vesting and time vesting conditions, both of which had to be met for the options to become exercisable. Subject to the price vesting conditions, the options became exercisable in 50% increments on each of the first two anniversaries of the grant date. Accordingly, the options became exercisable as to specified numbers between 1% and 100% of the underlying shares to the extent the average daily closing prices for any twenty consecutive days equaled or exceeded specified prices between $39.00 and $70.00 on or before December 31, 2001. As of December 31, 2001, the options became exercisable as to 29% of the underlying shares, based upon a twenty consecutive trading day average above $53.00 reached in May 2001. The options were cancelled and forfeited on December 31, 2001 as to 71% of the underlying shares for which the applicable stock price target was not met. The options remain subject to forfeiture in the event of early termination of employment under certain circumstances and in the event of violation by an optionee of specified prohibitions concerning competition, confidentiality, and other activity adverse to the interests of the Company.
(12) Before he joined the Company in August 1999, Mr. Rogers was Executive Vice President and Chief Financial Officer of GAF Corporation and of certain affiliated and successor entities of GAF, including G-I Holdings, Inc. On January 5, 2001, G-I Holdings announced that it had filed a voluntary petition for reorganization under Chapter 11 of the U. S. Bankruptcy Code in the U. S. Bankruptcy Court for the District of New Jersey to resolve asbestos liability claims. This information is included in this Proxy Statement pursuant to Item 7(b) of Regulation 14A of the SEC's proxy rules, which requires the description of the filing of a petition in bankruptcy during the past five years by a corporation of which an executive officer of the Company was an executive officer within two years before the time of such filing.
(13) Upon the commencement of his employment with the company in August 1999, Mr. Rogers was awarded 11,300 restricted shares of common stock, which restrictions lapsed on the first anniversary of his employment. In August 2000, he was awarded an additional 11,300 restricted shares of common stock, which restrictions lapsed on the second anniversary of his employment. In August 2001, Mr. Rogers was awarded an additional 11,300 restricted shares of common stock, with restrictions lapsing on the third anniversary of his employment.
(14) Upon the commencement of his employment with the Company in August 1999, Mr. Rogers was granted an option to purchase 192,000 shares of Eastman common stock at an exercise price of $51.25. This option has a term of 10 years and vested and became exercisable as to 50% of the underlying shares upon the commencement of his employment with the Company and as to the remaining 50% upon the first anniversary of his employment date.

     The following table sets forth certain information regarding options granted during 2001 under the Omnibus Long-Term Compensation Plans to the individuals named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                   POTENTIAL REALIZABLE VALUE AT
                                                                                                      ASSUMED ANNUAL RATES OF
                                                                                                   STOCK PRICE APPRECIATION FOR
                                                   INDIVIDUAL GRANTS                                      OPTION TERM(1)
                         ----------------------------------------------------------------------   -------------------------------
                                              PERCENTAGE OF TOTAL
                             NUMBER OF           OPTIONS/SARS
                             SECURITIES           GRANTED TO         EXERCISE OR
                         UNDERLYING OPTIONS      EMPLOYEES IN         BASE PRICE     EXPIRATION
NAME                          GRANTED             FISCAL YEAR         PER SHARE         DATE      0%(2)     5%(3)        10%(4)
----                     ------------------   -------------------   --------------   ----------   -----   ----------   ----------
E. W. Deavenport,
  Jr...................         8,147(5)             0.60%             $44.0800       02/12/02     $0     $    9,238   $   18,267
                               15,662(5)             1.15%              52.7750       02/02/04      0        118,339      246,917
                               13,890(5)             1.02%              53.0700       02/02/04      0        107,680      224,966
                                  900(5)             0.07%              54.5400       02/02/04      0          6,923       14,431
                              100,000(6)             7.35%              49.2200       04/05/11      0      3,095,419    7,844,400
                              100,000(7)             7.35%              36.1100       12/06/11      0      2,270,938    5,755,004
J. B. Ferguson.........        22,500(6)             1.65%              49.2200       04/05/11      0        696,469    1,764,990
R. K. Mowen, Jr........        15,000(6)             1.10%              49.2200       04/05/11      0        464,313    1,176,660
J. P. Rogers...........        22,500(6)             1.65%              49.2200       04/05/11      0        696,469    1,764,990
A. R. Rothwell.........        22,500(6)             1.65%              49.2200       04/05/11      0        696,469    1,764,990

---------------

(1) The dollar amounts under these columns are the result of calculations projected for the term of each individual grant, assuming 0%, and the 5% and 10% rates set by the SEC, of compounded annual appreciation, and are not intended to forecast possible future appreciation, if any, of the market price of Eastman common stock.
(2) No gain to the optionee is possible without an increase in stock price, which would benefit all stockholders commensurately. A 0% appreciation in stock price would result in zero dollars for the optionee.
(3) Represents the appreciation in stock price from the exercise price until the expiration date assuming a 5% per year appreciation in stock price. For example, for the option expiring on April 5, 2011, a 5% per year appreciation in stock price from $49.22 per share yields $80.17 per share.
(4) Represents the appreciation in stock price from the exercise price until the expiration date assuming a 10% per year appreciation in stock price. For example, for the option expiring on April 5, 2011, a 10% per year appreciation in stock price from $49.22 per share yields $127.66 per share.
(5) "Reload" option received upon exercise of previously granted option through surrender of shares of common stock and covering the same number of shares as surrendered in the exercise. The reload option is vested and exercisable immediately upon grant, and would be valued and cashed out in the event of a "change in ownership", or in certain circumstances following a "change in control." See "Retirement and Change-in-Control Arrangements -- Omnibus Long-Term Compensation Plans."
(6) The options vest and become exercisable in 50% increments on each of the first two anniversaries of the grant date, with acceleration of vesting in the event of a "change in ownership" or in certain circumstances following a "change in control." See "Retirement and Change-in-Control
    Arrangements -- Omnibus Long-Term Compensation Plans." The exercise price may be paid by surrendering previously owned shares of Eastman common stock, in which case the optionee will receive a new option to purchase the same number of shares as surrendered in the exercise. Such "reload" options have an exercise price equal to the fair market value of the underlying common stock on the date of the new grant.
(7) The option becomes exercisable six months from the grant date. The option is also subject to forfeiture in the event of violation of specified prohibitions concerning competition, solicitation, confidentiality, and other activity adverse to the interests of the Company. See "Compensation and Management Development Committee Report on Executive
    Compensation -- Compensation of Chief Executive Officer" and "Retirement and Change-in-Control Arrangements."

     The following table sets forth certain information regarding exercises of options during 2001, and total options held at year end, by the individuals named in the Summary Compensation Table.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                         NUMBER OF SECURITIES           VALUE OF
                                                              UNDERLYING               UNEXERCISED
                                                             UNEXERCISED              IN-THE-MONEY
                                NUMBER OF                      OPTIONS                   OPTIONS
                                SECURITIES                AT FISCAL YEAR-END      AT FISCAL YEAR-END(1)
                                UNDERLYING              ----------------------    ---------------------
                                 OPTIONS      VALUE          EXERCISABLE/             EXERCISABLE/
NAME                            EXERCISED    REALIZED       UNEXERCISABLE             UNEXERCISABLE
----                            ----------   --------   ----------------------    ---------------------
E. W. Deavenport, Jr..........    60,044     $652,924      328,940/432,500(2)        $53,053/291,000(2)
J. B. Ferguson................         0            0        35,120/30,000                  25,114/0
R. K. Mowen, Jr...............         0            0        37,442/19,400                  15,696/0
J. P. Rogers..................         0            0       199,500/30,000                       0/0
A. R. Rothwell................         0            0        56,900/30,000                  25,114/0

---------------

(1) Represents the difference between the closing price on the New York Stock Exchange of Eastman common stock underlying the options on December 31, 2001, and the exercise price of the options.

(2) Includes options to purchase shares of common stock only if specified conditions tied to the price appreciation of Eastman common stock, and certain other conditions, are met.

     The following table sets forth certain information regarding long-term incentive plan awards during 2001 to the individuals named in the Summary Compensation Table.

             LONG-TERM INCENTIVE PLAN - AWARDS IN LAST FISCAL YEAR

                                                                            ESTIMATED FUTURE PAYOUTS UNDER
                                                                             NON-STOCK PRICE-BASED PLANS
                          NUMBER OF          PERFORMANCE OR      ----------------------------------------------------
                       SHARES, UNITS OR    OTHER PERIOD UNTIL       BELOW
NAME                     OTHER RIGHTS     MATURATION OR PAYOUT   THRESHOLD(#)   THRESHOLD(#)   TARGET(#)   MAXIMUM(#)
----                   ----------------   --------------------   ------------   ------------   ---------   ----------
E. W. Deavenport,
  Jr. ...............       36,900              3 Years                -0-         7,380        36,900       73,800
J. B. Ferguson.......        7,700              3 Years                -0-         1,540         7,700       15,400
R. K. Mowen, Jr. ....        5,500              3 Years                -0-         1,100         5,500       11,000
J. P. Rogers.........        7,700              3 Years                -0-         1,540         7,700       15,400
A. R. Rothwell.......        7,700              3 Years                -0-         1,540         7,700       15,400

     The above table reflects performance shares awarded under the 1997 Omnibus Long-Term Compensation Plan. Such awards were made under a three-year Long-Term Performance Subplan. The awards reflected in the table were granted in February 2001 for a 2001-2003 cycle. Performance is measured by the Company's total return to stockholders (change in stock price plus dividends declared during the relevant period, assuming reinvestment of dividends) relative to that of the peer companies identified in this Proxy Statement under "Performance Graph". Future payouts, if any, are based upon the Company's position in a ranking of the unweighted total stockholder returns of the compared companies. If the Company's total stockholder return ("TSR") ranks below the twelfth company (threshold), no award will be earned; if TSR ranks at threshold, 20% of the target awards will be earned; if TSR ranks eighth (target), 100% of the target awards will be earned; and if TSR ranks first of the compared companies (maximum), 200% of the target awards will be earned. If earned, awards will be paid after the end of the performance period in unrestricted shares of Eastman common stock, or participants may irrevocably elect in advance to defer the award payout into the Executive Deferred Compensation Plan.

PENSION PLANS

     EASTMAN RETIREMENT ASSISTANCE PLAN. The Company presently has in effect a tax-qualified, non-contributory defined benefit pension plan known as the Eastman Retirement Assistance Plan ("ERAP") for substantially all active U.S. employees, other than employees of Lawter International, Inc. and McWhorter Technologies, Inc. and certain other subsidiaries. A participant's total ERAP benefit consists of his "Pre-2000 Benefit" and "Pension Equity Benefit," as described below.

        PRE-2000 BENEFIT. Prior to 2000, the ERAP used a traditional pension formula which gave each participant a life annuity commencing at age 65. The following table sets forth the estimated annual Pre-2000 Benefits payable upon retirement (including any amounts attributable to the plans described under "Supplemental Pension Plans" below) to persons in the specified compensation and years-of-service classifications who are eligible for a full unreduced Pre-2000 Benefit.

                               PENSION PLAN TABLE

   AVERAGE                               YEARS OF SERVICE
PARTICIPATING   -------------------------------------------------------------------
COMPENSATION       15         20         25         30          35           40
-------------   --------   --------   --------   --------   ----------   ----------
 $  200,000     $ 44,904   $ 59,872   $ 74,840   $ 89,808   $  104,776   $  110,015
    250,000       56,904     75,872     94,840    113,808      132,776      139,415
    300,000       68,904     91,872    114,840    137,808      160,776      168,815
    350,000       80,904    107,872    134,840    161,808      188,776      198,215
    400,000       92,904    123,872    154,840    185,808      216,776      227,615
    450,000      104,904    139,872    174,840    209,808      244,776      257,015
    500,000      116,904    155,872    194,840    233,808      272,776      286,415
    550,000      128,904    171,872    214,840    257,808      300,776      315,815
    600,000      140,904    187,872    234,840    281,808      328,776      345,215
    650,000      152,904    203,872    254,840    305,808      356,776      374,615
    700,000      164,904    219,872    274,840    329,808      384,776      404,015
    750,000      176,904    235,872    294,840    353,808      412,776      433,415
    800,000      188,904    251,872    314,840    377,808      440,776      462,815
    850,000      200,904    267,872    334,840    401,808      468,776      492,215
    900,000      212,904    283,872    354,840    425,808      496,776      521,615
    950,000      224,904    299,872    374,840    449,808      524,776      551,015
  1,000,000      236,904    315,872    394,840    473,808      552,776      580,415
  1,050,000      248,904    331,872    414,840    497,808      580,776      609,815
  1,100,000      260,904    347,872    434,840    521,808      608,776      639,215
  1,150,000      272,904    363,872    454,840    545,808      636,776      668,615
  1,200,000      284,904    379,872    474,840    569,808      664,776      698,015
  1,250,000      296,904    395,872    494,840    593,808      692,776      727,415
  1,300,000      308,904    411,872    514,840    617,808      720,776      756,815
  1,350,000      320,904    427,872    534,840    641,808      748,776      786,215
  1,400,000      332,904    443,872    554,840    665,808      776,776      815,615
  1,450,000      344,904    459,872    574,840    689,808      804,776      845,015
  1,500,000      356,904    475,872    594,840    713,808      832,776      874,415
  1,550,000      368,904    491,872    614,840    737,808      860,776      903,815
  1,600,000      380,904    507,872    634,840    761,808      888,776      933,215
  1,650,000      392,904    523,872    654,840    785,808      916,776      968,615
  1,700,000      404,904    539,872    674,840    809,808      944,776      992,015
  1,750,000      416,904    555,872    694,840    833,808      972,776    1,021,415
  1,800,000      428,904    571,872    714,840    857,808    1,000,776    1,050,815

        To the extent that any individual's annual Pre-2000 Benefit, as reflected in the foregoing table, exceeds the amount payable from the ERAP, such excess will be paid from one or more unfunded, supplementary plans. See "Supplemental Pension Plans" below.

        Pre-2000 Benefits under the ERAP are based upon the participant's "average participating compensation," which is the average of three years of those earnings described in the ERAP as "participating compensation," "Participating compensation," in the case of the executive officers identified in the Summary Compensation Table, consists of salary and bonus payments, including allowance in lieu of salary for authorized periods of absence, such as illness, vacation, or holidays.

        The estimated annual Pre-2000 Benefits reflected in the preceding Pension Plan Table have been computed in straight-life annuity amounts and are not subject to any deductions for Social Security or other offset amounts. An employee is eligible for an unreduced Pre-2000 Benefit when such employee's aggregate age plus years of eligible service totals 85 or at age 65.

        Years of accrued service credited through 2001 and the amount of average participating compensation at the end of 2001 for the individuals named in the Summary Compensation Table were as follows: Mr. Deavenport, 41 years and $1,475,496; Mr. Ferguson, 24 years and $454,192; Mr. Mowen, 31 years and $426,981; Mr. Rogers, 2 years and $595,004; and Mr. Rothwell, 32 years and $426,981.

        PENSION EQUITY BENEFIT. Effective January 1, 2000, the Company redesigned the ERAP to use a pension equity formula. Under the new formula, beginning January 1, 2000, a participant earns a certain pension equity percentage each year based on his age and total service with the Company, using the following chart:

                                                                          FOR AVERAGE PARTICIPATING
                                                                            COMPENSATION OVER THE
                  POINTS                          FOR ALL AVERAGE          AVERAGE SOCIAL SECURITY
              (AGE + SERVICE)                PARTICIPATING COMPENSATION           WAGE BASE
              ---------------                --------------------------   -------------------------
Under 35...................................                2%                         2%
35-44......................................              2.5%                         2%
45-54......................................                3%                         3%
55-64......................................              4.5%                         3%
65-74......................................                6%                         5%
75-84......................................                9%                         8%
85-94......................................             12.5%                        10%
95 & Over..................................               16%                        10%
After 40 Years of Service..................                8%                         5%

        When a participant terminates, he is entitled to a pension lump sum, payable over five years, which is equal to the accumulated percentages in the second column times his average participating compensation, plus the accumulated percentages in the third column times his average participating compensation in excess of his average Social Security wage base. The lump sum may also be converted to various forms of annuities.

        To the extent that any individual's Pension Equity Benefit exceeds the amount payable from the ERAP, such excess will be paid from one or more unfunded, supplementary plans. See "Supplemental Pension Plans" below.

     SUPPLEMENTAL PENSION PLANS. The Company maintains two unfunded, nonqualified plans that will restore to participants in the ERAP benefits that cannot be paid under the ERAP because of restrictions under the Internal Revenue Code of 1986, as amended, and benefits that are not accrued under the ERAP because of a voluntary deferral by the participant of compensation that would otherwise be counted under the ERAP.

     The Company has established a "Rabbi Trust" to provide a degree of financial security for the participants' unfunded account balances under the supplemental pension plans. See "Retirement and Change-in-Control
Arrangements -- Benefit Security Trust."

RETIREMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     SEVERANCE AGREEMENTS. The Company has entered into Severance Agreements with the five individuals named in the Summary Compensation Table and certain other officers of the Company. Each Agreement has a term of three years (with automatic one-year extensions absent advance notice otherwise from the Company); provided, however, that upon the occurrence of a "change in control" or a "potential change in control" (as defined in the Agreements) prior to such termination date, the term of the Agreement will automatically be extended for two years from the date of the change in control or potential change in control, as the case may be. If, at any time during the term of the Agreement and before the occurrence of a change in control or a potential change in control, there occurs a reduction in the employee's level of responsibility, position, authority or duties, the Company may in its sole discretion terminate the Agreement.

     A "change in control" is defined in the Agreements to include the following, and with certain exceptions: the acquisition by a person of 19% or more of the voting stock of the Company; the incumbent Board members (and subsequent directors approved by them) ceasing to constitute a majority of the Board; approval by the Company's stockholders of a reorganization or merger unless, after such proposed transaction, the former stockholders of the Company will own more than 75% of the resulting corporation's voting stock; or approval by the Company's stockholders of a complete liquidation and dissolution of the Company or the sale or other disposition of substantially all of the assets of the Company other than to a subsidiary or in a spin-off transaction. A "potential change in control" will be deemed to have occurred if the Company enters into an agreement, the consummation of which would result in the occurrence of a change in control; any person (including the Company) publicly announces an intention to take action which, if consummated, would constitute a change in control; any person (other than the Company or certain affiliated entities) becomes the beneficial owner of 10% or more of the combined voting power of the Company's then-outstanding securities; or the Board adopts a resolution to the effect that a potential change in control has occurred.

     If during the term of the Agreements and following a change in control (or within 120 days before or after a potential change in control) of the Company, the employee's employment with the Company is terminated by the Company other than for "cause" (as defined), death or disability, or by the employee for "good reason" (which includes a reduction in the employee's compensation, certain relocations of the employee's office, the exclusion of the employee from new compensation arrangements offered to similarly situated employees, or a material reduction in the employee's responsibility, position, authority, or duties, and also includes a termination by the employee for any reason or no reason during the 30-day period beginning on the first anniversary of the change in control), then, in addition to any other benefits accruing to the employee outside the scope of the Agreement: (1) the acquiror will pay the employee any unpaid salary, benefits or awards that shall have been earned or become payable through the date of termination; (2) the acquiror will pay to the employee as severance an amount equal to three times (or four times in the case of Mr. Ferguson) the employee's "pay" (defined as the average of the three highest out of the last ten years of the employee's total annual compensation, including base annual salary, bonus, the grant date value of stock grants, and incentive compensation); (3) the acquiror will maintain in effect for three years (or four years in the case of Mr. Ferguson) after the date of termination for the employee and his dependents all welfare benefit plans in which the employee was entitled to participate immediately prior to termination; and (4) the acquiror will pay the employee a single lump sum amount equal to the actuarial equivalent of (a) the retirement benefit to which the employee would have been entitled under the ERAP and the excess retirement plans described above under "Pension Plans" if the employee had five additional years of service and was five years older, minus (b) the retirement benefit to which the employee is actually entitled under the ERAP and the excess retirement plans.

     If the amount payable to the employee under these Agreements exceeds certain threshold amounts, federal excise tax could be imposed on the employee and the Company could lose a tax deduction for a portion of the payment. If the amount payable would result in such effects, but exceeds the applicable threshold by $30,000 or less, the amount payable will be reduced by the amount the payment exceeds the threshold. If the payment exceeds the threshold by more than $30,000, the employee will be entitled to full benefits under the Agreement and to additional amounts to compensate him or her fully for the imposition of the federal excise tax (including federal, state, and excise taxes applicable to the receipt of such additional amount).

     The Company has established a "Rabbi Trust" to provide a degree of financial security for any amounts that may become payable to officers under the Severance Agreements. See "Benefit Security Trust."

     RETIREMENT AGREEMENT. Pursuant to an agreement with the Company that, following his retirement, Mr. Deavenport would assist the Company, if requested by the Company, and will refrain from competition with or other activities adverse to the interests of the Company, he was granted an option to purchase 100,000 shares of Eastman common stock and was awarded 30,000 restricted shares of common stock, with both the option and the restricted shares subject to forfeiture in the event of violation of specified prohibitions concerning competition, solicitation, confidentiality, and other activity adverse to the interests of the Company. Under the agreement, the Company also agrees to provide Mr. Deavenport with certain post-retirement benefits, including financial consulting services, home security systems, and personal liability insurance for three years; secretarial and information technology equipment and services until his 70th birthday; relocation assistance; and continued access to the Company's executive health plan.

     EMPLOYEE PROTECTION PLAN. The Company's Employee Protection Plan provides severance pay, health, dental, disability, and life insurance continuation, and a retraining allowance (of up to $5,000) for substantially all employees whose employment is terminated within two years following a "change in control" (as defined in such plan, generally circumstances in which the Company is acquired by another entity or its controlling ownership is changed). For purposes of the Employee Protection Plan, participants have been credited with service with Eastman Kodak Company and its affiliates prior to the Company's spin-off from Eastman Kodak. The Employee Protection Plan provides for a lump sum severance payment of three weeks of "pay" (as defined in the plan) for each year of service up to 16 years and four weeks of pay for each year of service in excess of 16 years, with a minimum of six weeks of pay and a maximum of 104 weeks. Health, dental, disability, and life insurance would be continued at the Company's expense for up to 12 months, depending on years of service, on the same basis as in effect on the date of employment termination (except that no employee contributions would be required). In addition, the Employee Protection Plan provides for the payment of certain bonuses declared in the year in which employment terminates. The plan provides for a "gross-up payment" in the event the total payments under the Employee Protection Plan and any other plan or agreement of an employee with the Company subject the employee to certain federal excise taxes. The gross-up payment would be in an amount such that the net amount retained by the employee, after deduction of any such excise tax and any tax on the gross-up payment, would equal the total payments under the Employee Protection Plan and other plans or agreements.

     OMNIBUS LONG-TERM COMPENSATION PLANS. The Company's 1997 Omnibus Long-Term Compensation Plan (the "1997 Omnibus Plan"), which is administered by the Compensation Committee, provides for grants to employees of nonqualified and incentive stock options, SARs, stock awards, performance shares, and other stock and stock-based awards (collectively, "Awards"). The 1997 Omnibus Plan is substantially similar to, and was intended to replace, the 1994 Omnibus Long-Term Compensation Plan (the "1994 Omnibus Plan"). (Either of the 1994 Omnibus Plan and 1997 Omnibus Plan are sometimes referred to in this Proxy Statement as the "Omnibus Long-Term Compensation Plan" or the "Omnibus Plan," and the 1994 Omnibus Plan and 1997 Omnibus Plan are sometimes collectively referred to as the "Omnibus Long-Term Compensation Plans" or the "Omnibus Plans.") No new awards have been made under the 1994 Omnibus Plan following the effectiveness of the 1997 Omnibus Plan, and outstanding grants and awards under the 1994 Omnibus Plan are unaffected by the replacement of the 1994 Omnibus Plan with the 1997 Omnibus Plan.

     The Omnibus Plans contain provisions regarding the treatment of Awards in the event of a "change in ownership" (as defined in the Omnibus Plans, generally concerning circumstances in which the Company's common stock is no longer publicly traded) and of a "change in control" (as defined in the Omnibus Plans, generally concerning circumstances in which the Company is acquired by another entity or its controlling ownership is changed). Upon a change in ownership or change in control, the rules described below will apply to Awards granted under the Omnibus Plans. However, the Compensation Committee of the Board of Directors has the discretion, notwithstanding any particular transaction constituting a change in ownership or a change in control, either to determine that such transaction is of the type that does not warrant the described consequences with respect to Awards (in which case such consequences would not occur) or to alter the way in which Awards are treated from the consequences outlined in the Omnibus Plans.

     If a change in ownership occurs (and the Compensation Committee has not exercised its discretion outlined above) during the term of one or more performance periods for which the Compensation Committee has granted performance shares, the term of such performance period will immediately terminate and, except with respect to performance periods for which the Compensation Committee has previously reached a determination regarding the degree to which the performance objectives have been attained, it will be assumed that the performance objectives have been attained at a level of 100%. Participants, as a result, will be considered to have earned and therefore be entitled to receive a prorated share of the Awards previously granted for such performance period. In addition, upon a change in ownership, all outstanding Awards will be valued and cashed out on the basis of the change in ownership price as soon as practicable but in no event more than 90 days after the change in ownership.

     In the event of a change in control (assuming the Compensation Committee has not exercised its discretion outlined above), if a participant's employment terminates within two years following the change in control, unless such termination is due to death, disability (as defined in the Omnibus Plans), cause (as defined in the Omnibus Plans), resignation (other than as a result of certain actions by the Company and any successor), or retirement, participants will be entitled to the following treatment. All conditions, restrictions, and limitations in effect with respect to any unexercised Award will immediately lapse and no other terms or conditions will be applied. Any unexercised, unvested, unearned, or unpaid Award will automatically become 100% vested. Performance shares will be treated in a manner similar to that described above in the case of a change in ownership. A participant will be entitled to a lump sum cash payment as soon as practicable but in no event more than 90 days after the date of such participant's termination of employment with respect to all of such participant's Awards.

     The Board of Directors has adopted a new 2002 Omnibus Long-Term Compensation Plan, subject to stockholder approval at the Annual Meeting, which is substantially similar to, and intended to replace, the 1997 Omnibus Plan. See "Proposals to be Voted Upon at the Annual Meeting -- Item 2 -- Approval of the 2002 Omnibus Long-Term Compensation Plan."

     BENEFIT SECURITY TRUST. The Company has established a Benefit Security Trust (sometimes referred to as the "Rabbi Trust") to provide a degree of financial security for its unfunded obligations under the Executive Deferred Compensation Plan, the supplemental ERAP plans, and the Severance Agreements. The assets of the Rabbi Trust would be subject to the claims of the Company's creditors in the event of insolvency. Upon the occurrence of a "change in control" or a "potential change in control" (as defined), or if the Company fails to meet its payment obligations under the covered plans and agreements, the Company would be required to transfer to the trustee cash or other liquid funds in an amount equal to the value of the Company's obligations under the covered plans and agreements. The Company has conveyed to the trustee rights to certain assets as partial security for the Company's funding obligations under the Rabbi Trust.

     A "change in control" is defined to include the following, and with certain exceptions: the acquisition by a person of 19% or more of the voting stock of the Company; the incumbent Board members (and subsequent directors approved by them) ceasing to constitute a majority of the Board; approval by the Company's stockholders of a reorganization or merger unless, after such proposed transaction, the former stockholders of the Company will own more than 75% of the resulting corporation's voting stock; or approval by the Company's stockholders of a complete liquidation and dissolution of the Company or the sale or other disposition of substantially all of the assets of the Company, other than to a subsidiary or in a spin-off transaction. A "potential change in control" will be deemed to have occurred if the Company enters into an agreement, the consummation of which would result in the occurrence of a change in control; any person (including the Company) publicly announces an intention to take action which, if consummated, would constitute a change in control; or any person (other than the Company, certain affiliated entities, or certain institutional investors) becomes the beneficial owner of 10% or more of the combined voting power of the Company's then-outstanding securities.

     The Rabbi Trust is irrevocable until participants and their beneficiaries are no longer entitled to payments under the covered plans and agreements, but may be amended or revoked by agreement of the trustee, the Company, and a committee of individual beneficiaries of the Rabbi Trust.

               COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Management Development Committee of Eastman's Board of Directors is composed of four outside non-employee directors. This report summarizes the Compensation Committee's policies governing compensation to executive officers for 2001, including those in the Summary Compensation Table, and the relationship of corporate performance to that compensation. In addition, this report discusses specifically the Compensation Committee's bases for the compensation reported for the Chief Executive Officer for the past year.

COMPENSATION PHILOSOPHY AND PROGRAM

     The Compensation Committee seeks to ensure that the Company's management compensation program is consistent with the Company's strategic business objectives and provides incentives for the attainment of those objectives. For 2001, the Company's compensation program included three components:

  BASE PAY.............................  Provides a stable annual salary at a level consistent with the individual's position and
                                         contributions.
  VARIABLE PAY.........................  Makes a portion of each individual's annual income dependent upon the success of the
                                         Company, and for certain management-level
                                         employees, also based upon organizational unit
                                         performance and attainment of individual
                                         objectives.
  STOCK-BASED INCENTIVE PAY............  Encourages an ownership mindset throughout the
                                         Company.

PRINCIPLES FOR DETERMINING EXECUTIVE COMPENSATION

     The Compensation Committee applies the following principles when it determines the compensation of the executive officers under the Company's compensation program:

  INTEGRATION..........................  Executive compensation is integrated and consistent with the total Company compensation
                                         program, as described above.
  COMPETITIVE POSITION.................  Executives are provided competitive compensation for competitive company
                                         performance in the chemical industry and
                                         compensation that is consistent with
                                         compensation for companies of comparable size,
                                         complexity, and operational challenge.
  PERFORMANCE FOCUS....................  At higher levels of the organization, an increasing proportion of compensation is
                                         dependent upon company performance and return
                                         to stockholders, organizational unit
                                         performance and attainment of individual
                                         objectives.

     The Compensation Committee follows these principles in periodically reviewing overall compensation of the Chief Executive Officer and other executive officers, and in determining each component of executive compensation as discussed in the remainder of this report.

COMPONENTS OF EXECUTIVE COMPENSATION

  ANNUAL CASH COMPENSATION - BASE PAY AND VARIABLE PAY

     HOW BASE PAY AND VARIABLE PAY LEVELS ARE DETERMINED. Total cash compensation for all Company employees, including executive officers, is intended to be competitive with pay in the applicable labor market and in the chemical industry for similar jobs when target levels of performance are achieved. The targeted levels of cash compensation are based upon information provided by outside consultants and publicly available information. Accordingly, a portion of each employee's target pay level is placed "at risk." Depending upon Company performance, employees may lose the at risk amount, receive some or the entire amount at risk, or receive an amount in excess of the pay at risk. In addition, management-level employees may also earn additional variable pay based upon organizational unit and individual performance.

     For 2001, the Compensation Committee compared total cash compensation levels for executive officers with companies in the chemical industry with which the Company competes for executive talent and for which data were available, including 13 of the companies in the peer group identified in the Performance Graph which follows this report. In addition, in determining the Chief Executive Officer's base salary and variable compensation, the Committee also considered chief executive officer pay reported in surveys of a broader group of manufacturing, industrial, and chemical companies of a size (based on revenues) comparable to the company, including 13 of the peer companies in the Performance Graph. Total cash compensation to the executive officers named in the Summary Compensation Table for 2001 is reported in the "Salary" (base pay) and "Bonus" (variable pay) columns.

  CASH COMPENSATION FOR 2001

     BASE PAY. During 2001, the Compensation Committee determined that the targeted total cash compensation of the executive officers named in the Summary Compensation Table, and of certain other senior managers, was below competitive pay levels. The increases in the base pay amounts reported in the Summary Compensation Table reflect the Committee's corresponding increase of the total cash compensation levels for the executive officers.

     VARIABLE PAY. For 2001, the variable portion of cash compensation, and the amount of variable pay actually received, were determined under the Eastman Performance Plan and the Unit Performance Plan (the "UPP").

       EASTMAN PERFORMANCE PLAN

       KEY FEATURES:

      - All employees eligible to participate.

      - 5% of each employee's (including executive officers') base pay is placed at risk based on Company performance.

      - Award based upon overall Company results rather than individual or unit performance.

      - Company performance measured by return on capital (the return produced by funds invested in the company, determined as the net operating profit after taxes divided by the sum of average debt and equity employed during the year) minus cost of capital (the cost of debt and equity, expressed as the interest charged on debt and expected return on equity).

      - Payout levels range from no payout if cost of capital exceeds return on capital by five or more percentage points, to five times (5x) the "at risk" amount if return on capital exceeds cost of capital by ten or more percentage points. If return on capital equals the cost of capital, then an award is earned equal to the amount of pay at risk.

      - The Compensation Committee may in its discretion defer payment of an individual's award into the Executive Deferred Compensation Plan if the Compensation Committee determines that payment of the award could result in the participant receiving compensation in excess of the maximum amount deductible by the Company for federal income tax purposes.

       2001 PAYOUT:

      - For 2001, no cash awards were made under the Eastman Performance Plan because the Company's performance measured by return on capital minus the cost of capital was below the minimum threshold for a payout.

       UNIT PERFORMANCE PLAN

     Beginning with the 2000 performance year, a new variable compensation plan, the Unit Performance Plan, was implemented for management-level employees. Management-level employees formerly participated in the Annual Performance Plan, a variable compensation plan designed to provide incentives for management to meet corporate performance objectives. Beginning in 2001, no employees participated in the Annual Performance Plan, but instead participated in the UPP.

     The UPP is designed to deliver a portion of annual cash compensation according to organizational unit performance and the attainment of individual objectives and expectations. The UPP is intended to provide additional incentive for superior business and individual performance, and further to tie the interests of management-level individuals to performance of the Company's business and the interests of the Company's stockholders.

       KEY FEATURES:

      - For 2001, approximately 600 company managers, including executive officers, participated.

      - The portion of total annual compensation that is made variable under the UPP is determined by the Compensation Committee, based on the recommendation of the Chief Executive Officer. Payouts, if any, under the UPP are in addition to pay "at risk" under the Eastman Performance Plan.

      - The amount of the award pools from which payouts are made for each organizational unit are determined by annual performance of the organizational units for which quantitative performance can be objectively measured versus pre-set goals for specified measures. The Compensation Committee establishes organizational unit performance goals annually.

        - For 2001, organizational units whose performance was measured under the UPP were those in the Company's two reporting segments -- Chemicals and Polymers. The amounts of the award pools for the organizations supporting the Chemicals and Polymers organizations (for example, Human Resources and Financial) were determined based upon an average of the performance versus goals for specified measures for the Chemicals and Polymers organizational units. For 2001, there were 57 separate organizational units under the UPP. In the case of the Chief Executive Officer, his award pool was determined based upon overall company performance.

        - For 2001, measures for both the Chemicals and Polymers reporting segments, and for the company as a whole, were: earnings from operations (weighted 70%), capital expenditures (weighted 15%), and a working capital measure (defined as trade receivables plus inventory minus trade payables divided by sales, weighted 15%).

      - An award pool is generated for each of the organizational units within the Company, equal to the aggregate of the UPP payout for each eligible participant if organizational unit and individual performance were at target levels, multiplied by a performance factor determined by the Chemicals and Polymers segments' performance, and, in the case of the Chief Executive Officer, overall Company performance, compared to the pre-set performance goals. The performance factor can range from 0% if organizational unit performance goals are not met, to 200% for specified above-goal performance. The Committee may, in its discretion, adjust the award pools to reflect overall corporate performance and business and financial conditions.

      - Management within each organizational unit (or in the case of the Chief Executive Officer, the Compensation Committee) allocates that organization's award pool for individual payouts, based upon attainment of individual objectives and expectations established at the beginning of the performance period for each individual participant. Maximum potential for an individual award could exceed an individual's target award, based on the manager's assessment of individual performance. However, the sum of all individual awards within an organizational unit cannot exceed the total award pool for that organization.

      - In 2001, Mr. Deavenport participated in the Unit Performance Plan in an organizational unit established for the CEO. The Compensation Committee established individual objectives and expectations, with 75% of the payout based upon earnings from operations (weighted 70%), capital expenditures (weighted 15%), and a working capital measure (defined as trade receivables plus inventory minus trade payables divided by sales, weighted 15%), for both the Chemicals and Polymers segments, and 25% of the payout based upon the Compensation Committee's evaluation of Mr. Deavenport's leadership of the Company's efforts to spin off its specialty chemicals and plastics businesses.

      - The Compensation Committee may in its discretion defer payment of an individual's award into the Executive Deferred Compensation Plan if the Compensation Committee determines that payment of the award could result in the participant receiving compensation in excess of the maximum amount deductible by the Company for federal income tax purposes.

       2001 PAYOUT:

      - 2001 corporate performance would have resulted in award pools under the Unit Performance Plan equivalent to 0.3x of target award (of a possible maximum of 2x) for each of the organizational units. However, because of overall corporate performance and business and financial conditions, the Compensation Committee determined that no award pools would be generated for 2001. As a result, no participants received a payout under the UPP for 2001.

       OTHER BONUSES

      RECOGNITION AWARDS. From time to time, the CEO has awarded special cash compensation to executive officers under a program designed to recognize extraordinary contributions to the Company. In 2001, in consideration of his contributions to the Financial organization, Mr. Rogers received an award of $25,000 under this program. See "Summary Compensation Table".

      BONUS PLANS FOR VENTURES. In 2000, the company instituted a compensation program for employees supporting Company initiatives in e-business and digital business ventures. The program was designed to develop competitive incentives for employees directly involved in these ventures and to promote retention of these employees. Participants in this plan may share in an award pool generated from returns actually realized from investments, with awards vesting over a five-year period. Awards are allocated on the basis of management's assessment of an employee's influence on a group of investments. For 2001, Mr. Mowen received a $50,000 bonus under the program.

LONG-TERM STOCK-BASED INCENTIVE PAY

     EQUITY-BASED COMPENSATION PROGRAM. Equity-based compensation plans are designed to facilitate employee stock ownership and to make a portion of every employee's pay dependent on long-term return to all stockholders. Important aspects of the current equity-based compensation program are:

     Common Stock Under ESOP
        and Eastman Investment
        Plan.......................    Each year, an amount is contributed or
                                       credited to each Employee's ESOP and/or
                                       Executive Deferred Compensation Plan
                                       account or Eastman Investment Plan
                                       account.

     Stock Options.................    Stock option program, implemented under
                                       the Company's Omnibus Long-Term
                                       Compensation Plans, creates a direct link between compensation of key company managers and long-term performance of the company. See "Retirement and
                                       Change-in-Control Arrangements -- Omnibus
                                       Long-Term Compensation Plans."

     Performance Shares............    Awarded under the Company's Omnibus Plans
                                       to provide an incentive for key managers to maximize return to stockholders relative to a peer group of chemical companies over three-year performance periods. See "Performance
                                       Shares -- Long-Term Performance Subplans" below.

     Other Stock-Based
        Incentive Pay..............    Under the Omnibus Plans, the Compensation
                                       Committee may also award additional
                                       stock-based compensation (with or without restrictions), performance shares or units, or additional options, including options with performance-based or other conditions to exercise.

     Stock Ownership
        Expectations...............    Established for Company managers to
                                       encourage long-term stock ownership and
                                       the holding of shares awarded under the
                                       Omnibus Plans or acquired upon exercise
                                       of options. Over a five year period,
                                       managers invest one-half to four times
                                       their target-level total annual cash
                                       compensation in company stock or stock
                                       equivalents. See "Stock Ownership of
                                       Directors and Executive
                                       Officers -- Common Stock and Common Stock
                                       Units."

     HOW STOCK-BASED INCENTIVE PAY LEVELS ARE DETERMINED. The Compensation Committee establishes the size and other terms of annual option awards under the current stock option program, and the number of performance shares under the Long-Term Performance Subplans ("LTPSs"), by considering recommendations from outside compensation consultants based upon long-term compensation reported by the peer companies in the chemical industry described above under "How Base Pay and Variable Pay Levels are Determined." These stock options are granted, and performance shares are awarded, at a level so that the estimated value of normalized annual option grants and LTPS target award levels, as a proportion of total annual compensation, approximates the median of the range of similar compensation of the compared companies. In determining the size of option awards, the company utilizes the services of an external compensation consultant to derive approximate values of options using a variation of the Black-Scholes option-pricing model. In addition, in order to recognize certain performance or provide additional incentive to achieve specific business objectives, the Compensation Committee from time-to-time awards stock-based compensation in addition to the regular option and performance share awards.

     The estimated current values of total long-term stock-based incentive pay for 2001 range from approximately 15% of total compensation at lower levels of management to approximately 80% of total compensation for the Chief Executive Officer.

     STOCK-BASED INCENTIVE PAY FOR 2001

      STOCK OPTIONS AND RESTRICTED STOCK:

      - The size and terms of the stock option grants reported in the "Option Grants in Last Fiscal Year" table were determined by applying the methodology described above under "How Stock-Based Incentive Pay Levels are Determined."

      - Options granted in 2001 have an exercise price equal to 100% of the fair market value of the underlying common stock as of the date of grant.

      - Options granted in 2001 generally expire 10 years from the date of grant.

      - Upon the commencement of his employment with the Company in August 1999, Mr. Rogers was granted a special option to purchase 192,000 shares of Eastman common stock at an exercise price of $51.25. This option has a term of 10 years and vested and became exercisable as to 50% of the underlying shares upon the commencement of his employment with the company and as to the remaining 50% upon the first anniversary of his employment date. Also in August 1999, Mr. Rogers was awarded 11,300 restricted shares of common stock, which restrictions lapsed on the first anniversary of his employment. In August 2000, he was awarded an additional 11,300 restricted shares of common stock, which restrictions lapsed on the second anniversary of his employment. In August 2001, Mr. Rogers was awarded an additional 11,300 restricted shares of common stock with restrictions lapsing on the third anniversary of his employment.

      - Pursuant to an agreement with the Company, Mr. Deavenport was granted an option to purchase 100,000 shares of Eastman common stock. The option will vest 6 months from the date of grant, and will expire 10 years from the date of grant. In addition, Mr. Deavenport was awarded 30,000 restricted shares of common stock, with restrictions lapsing on the third anniversary of the date of the award. These options and shares are also subject to forfeiture in the event of violation of specific prohibitions concerning competition, solicitation, confidentiality, and other activity adverse to the interests of the Company. See "Summary Compensation Table", "Option Grants in Last Fiscal Year" table, and "Retirement and Change-in-Control Arrangements."

      - In 2001, two executive officers not named in the Summary Compensation Table each received an option to purchase 50,000 shares of Eastman common stock in connection with their retirement. The options will vest as to half the underlying grant on the first anniversary of the date of grant, and the remainder vest on the second anniversary of the date of grant. The options expire 10 years from the date of grant.

      PERFORMANCE SHARES - LONG TERM PERFORMANCE SUBPLANS:

      - Performance shares were awarded to 34 key managers (including the executive officers in the Summary Compensation Table) under an LTPS of the Omnibus Plan.

      - The size of the performance share awards reported in the "Long-Term Incentive Plan -- Awards in Last Fiscal Year" table was determined by applying the methodology described under "How Stock-Based Incentive Pay Levels are Determined."

      - Performance is measured by the Company's total return to stockholders (change in stock price plus dividends declared during the three-year performance period, assuming reinvestment of dividends) relative to that of the companies identified in the Performance Graph.

      - Payouts are based upon the Company's position in a ranking of the unweighted total return to shareowners of the compared companies.

      - If earned, awards are paid after the end of the performance period in unrestricted shares of Eastman common stock, or participants may irrevocably elect in advance to defer the award payout into the Executive Deferred Compensation Plan.

      - The payouts reported in the Summary Compensation Table for Messrs. Deavenport, Ferguson, Mowen, and Rothwell for the 1999-2001 LTPS performance period represent 140% of the target award (of a possible maximum of 200% of the target award) based upon the Company's total stockholder return ranking of seventh of the compared companies for the performance period. Mr. Rogers was first awarded performance shares for the 2000-2002 performance period, and was not eligible to receive a payout for the performance period ending in 2001.

      - In 2002, the Compensation Committee will not award performance shares, but expects to award additional forms of stock-based pay having an approximate value equal to the performance shares that would have been awarded for a three-year performance period.

      The total return comparisons under the Long Term Performance Subplans differ from that shown in the Performance Graph. For LTPS purposes, total percentage return on the common stock for the applicable three-year period is ranked with the total percentage returns on the common shares of each of the LTPS peer companies. The Performance Graph, on the other hand, compares the cumulative total return on an initial fixed investment in the Company's common stock and in an index comprised of the peer companies as a group, with the return of each component issuer weighted according to the respective issuer's market capitalization at the beginning of each period for which a return is indicated.

RETIREMENT COMPENSATION

     As previously disclosed, in 2001, two executive officers not named in the Summary Compensation Table were awarded cash compensation in addition to pay and benefits under the company's plans in connection with their retirement.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The Compensation Committee determines the compensation of the Company's Chief Executive Officer in substantially the same manner as the compensation for other executive officers. Following a review of base salary and variable compensation of chief executive officers of comparable companies, the Compensation Committee did not increase Mr. Deavenport's base salary during 2001. See "How Base Pay and Variable Pay Levels are Determined," and "Cash Compensation for 2001 -- Base pay."

     For 2001, Mr. Deavenport did not receive a Unit Performance Plan award or an award under the Eastman Performance Plan. See "Cash Compensation for
2001 -- Variable pay."

     Mr. Deavenport received a grant of 36,900 performance shares under the LTPS for the 2001-2003 performance period, which represents approximately 30% of his stock-based incentive pay for 2001. Another portion of Mr. Deavenport's stock-based incentive pay for 2001 was in the form of an option to purchase 100,000 shares of Eastman common stock with an exercise price equal to the grant date market price of the underlying common stock. The size and terms of this option award and the award of performance shares were determined as described above under "Long-Term Stock-Based Incentive Pay -- How Stock Based Incentive Pay Levels are Determined."

     Pursuant to an agreement with the Company, Mr. Deavenport was granted an option to purchase 100,000 shares of Eastman common stock, vesting 6 months from the date of grant, and expiring 10 years from the date of grant. In addition, Mr. Deavenport was awarded 30,000 restricted shares of common stock, with restrictions lapsing on the third anniversary of the date of the award. The option grant and restricted shares are subject to forfeiture in the event of violation of specific prohibitions concerning competition, solicitation, confidentiality, and other activity adverse to the interests of the Company. See "Summary Compensation Table", "Option Grants in Last Fiscal Year" table, and "Retirement and Change-in-Control Arrangements."

     In February 2002, Mr. Deavenport received a payout for the 1999-2001 LTPS performance period equal to 15,260 shares, which represents 140% of his target award. Such payout was based upon the same relative total stockholder returns as were the other payouts under the 1999-2001 LTPS. See "Performance Shares -- Long Term Performance Subplans" above.

     Mr. Deavenport retired effective December 31, 2001, and J. Brian Ferguson was elected Chairman and Chief Executive Officer effective January 1, 2002. In early 2002, the Compensation Committee reviewed Mr. Ferguson's compensation in comparison with short-term and long-term compensation packages of other chief executive officers and adjusted his base pay level, amount of target variable pay, and eligibility level for long-term compensation, effective January 1, 2002.

OMNIBUS BUDGET RECONCILIATION ACT OF 1993

     The Compensation Committee intends to continue to maximize the tax deductibility of compensation paid to the company's Chief Executive Officer and other executive officers while maintaining the flexibility to compensate the officers in accordance with the company's compensation policies.

     Section 162(m) of the Internal Revenue Code enacted pursuant to the Omnibus Budget Reconciliation Act of 1993 generally limits the deductibility to the Company of annual compensation (other than qualified "performance-based" compensation) in excess of $1 million paid to each of the Company's five highest paid executive officers. Base salaries, variable compensation under the Eastman Performance Plan and Unit Performance Plan, any bonus payments outside the Eastman Performance Plan and Unit Performance Plan, and stock and stock-based compensation without performance conditions are generally subject to the $1 million limit on deductible compensation.

     Based on transition rules under Section 162(m), compensation attributable to stock options granted and performance shares awarded under the company's 1994 Omnibus Plan prior to the approval by stockholders of the 1997 Omnibus Plan is expected to qualify for deductibility under Section 162(m). The Eastman Performance Plan and the Unit Performance Plan allow the Compensation Committee to require, and Long Term Performance Subplans under the Omnibus Plans and outstanding restricted stock awards under the Omnibus Plans each provide for, the deferral of compensation into the Executive Deferred Compensation Plan to the extent that payout or vesting would result in the recipient receiving compensation in excess of the $1 million cap under Section 162(m). Based on a review of developments under Section 162(m), the company adopted the 1997 Omnibus Plan, and established certain amendments to the Eastman Performance Plan, and these plans were approved by stockholders in 1997. The 1997 Omnibus Plan continues to meet the requirements of Section 162(m) with respect to stock option and certain performance share awards, as will the proposed 2002 Omnibus Plan, if approved by stockholders. See "Proposals to be Voted Upon at the Annual Meeting -- Item 2 -- Approval of the 2002 Omnibus Long-Term Compensation Plan". To provide additional flexibility consistent with the Company's current compensation philosophy and program, the Compensation Committee amended the Eastman Performance Plan in 2000 so that adjustments to financial results for unusual charges, income items, or other events distortive of financial results would apply on the same basis for all employees. As a result, annual variable pay under the Eastman Performance Plan is no longer "performance-based" under
Section 162(m) because the amount of payouts under the plan may in some circumstances be subject to the discretion of the Compensation Committee. Annual variable pay under the Unit Performance Plan is not "performance-based" under
Section 162(m) because payouts, if any, depend in part upon individual performance of participants.

     For 2001, the Compensation Committee deferred a portion of Mr. Deavenport's base salary and other compensation that otherwise would have resulted in non-deductible compensation. The Compensation Committee will continue to consider the deferral of any payouts under the Eastman Performance Plan and the Unit Performance Plan, or any other compensation, to the extent that such compensation would not be deductible to the Company.

               Compensation and Management Development Committee
                           Donald W. Griffin (Chair)
                                H. Jesse Arnelle
                                Jerry E. Dempsey
                                Marilyn R. Marks

PERFORMANCE GRAPH

     The following graph compares the cumulative total return on Eastman common stock from December 31, 1996 through December 31, 2001 to that of the Standard & Poor's 500 Stock Index and a group of peer issuers in the chemical industry. The peer group consists of the 15 chemical companies which meet three objective criteria: (i) common shares traded on a major trading market; (ii) similar lines of business to those of the Company; and (iii) more than $1 billion in annual sales. Cumulative total return represents the change in stock price and the amount of dividends received during the indicated period, assuming reinvestment of dividends. The graph assumes an investment of $100 on December 31, 1996. The data in the graph have been provided by Standard & Poor's Institutional Market Services. The stock performance shown in the graph is included in response to SEC requirements and is not intended to forecast or to be indicative of future performance.

                   COMPARISON OF TOTAL RETURN TO STOCKHOLDERS

                              (PERFORMANCE GRAPH)

-------------------------------------------------------------------------------------------
   COMPANY NAME/INDEX       12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-------------------------------------------------------------------------------------------
 EASTMAN CHEMICAL COMPANY       100     111.03      86.13      95.44     101.51      84.68
 S&P 500 INDEX                  100     133.36     171.48     207.56     188.66     166.24
 PEER GROUP(1)                  100     128.56     112.37     140.38     117.92     110.62

(1) The peer group for 2001 consists of the following issuers: Air Products & Chemicals, Inc.; Celanese AG; Crompton Corporation; Cytec Industries, Inc.; The Dow Chemical Company; E.I. du Pont de Nemours and Company; H.B. Fuller Company; Great Lakes Chemical Corporation; Imperial Chemicals Industries PLC; Lyondell Chemical Company; Millennium Chemicals Inc.; PolyOne Corporation; Rohm & Haas Co; Solutia Inc.; and Wellman, Inc. The Geon Company, Hercules Incorporated, and Union Carbide Corporation (which merged with The Dow Chemical Company in 2001), which were included in the peer group in the Company's proxy statement last year, have been excluded from the Company's peer comparison group. In accordance with SEC requirements, the return for each issuer has been weighted according to the respective issuer's stock market capitalization at the beginning of each period for which a return is indicated.

                                   APPENDIX A
                            EASTMAN CHEMICAL COMPANY
                    2002 OMNIBUS LONG-TERM COMPENSATION PLAN

1. Purpose

     The purpose of the Plan is to provide motivation to Employees of the Company and its Subsidiaries to put forth maximum efforts toward the continued growth, profitability, and success of the Company and its Subsidiaries by providing incentives to such Employees through the ownership and performance of Common Stock of the Company. Toward this objective, the Committee may grant stock options, stock appreciation rights ("SARs"), Stock Awards, performance shares, and/or other incentive awards to Employees of the Company and its Subsidiaries on the terms and subject to the conditions set forth in the Plan.

2. Definitions

     2.1 "Award" means any form of stock option, SAR, Stock Award, performance shares, or other incentive award granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish by the Award Notice or otherwise.

     2.2 "Award Notice" means a written notice from the Company to a Participant that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by the Plan and by the Committee's exercise of its administrative powers.

     2.3 "Board" means the Board of Directors of the Company.

     2.4 "Change In Control" means a change in control of the Company of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of a Current Report on Form 8-K, as in effect on December 31, 2001, pursuant to Section 13 or 15(d) of the Exchange Act; provided that, without limitation, a Change In Control shall be deemed to have occurred at such time as (i) any "person" within the meaning of
Section 14(d) of the Exchange Act, other than the Company, a Subsidiary, or any employee benefit plan(s) sponsored by the Company or any Subsidiary, is or has become the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of 25% or more of the combined voting power of the outstanding securities of the Company ordinarily having the right to vote in the election of directors; provided, however, that the following will not constitute a Change In Control: any acquisition by any corporation if, immediately following such acquisition, more than 75% of the outstanding securities of the acquiring corporation ordinarily having the right to vote in the election of directors is beneficially owned by all or substantially all of those persons who, immediately prior to such acquisition, were the beneficial owners of the outstanding securities of the Company ordinarily having the right to vote in the election of directors, or (ii) individuals who constitute the Board on January 1, 2002 (the "Incumbent Board") have ceased for any reason to constitute at least a majority thereof, provided that: any person becoming a director subsequent to January 1, 2002 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters (3/4) of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of the Plan, considered as though such person were a member of the Incumbent Board, (iii) upon approval by the Company's stockholders of a reorganization, merger or consolidation, other than one with respect to which all or substantially all of those persons who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of outstanding securities of the Company ordinarily having the right to vote in the election of directors own, immediately after such transaction, more than 75% of the outstanding securities of the resulting corporation ordinarily having the right to vote in the election of directors; or (iv) upon approval by the Company's stockholders of a complete liquidation and dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company other than to a Subsidiary. Notwithstanding the occurrence of any of the foregoing, the Committee may determine, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting a Change In

Control shall not be so considered. Such determination shall be effective only if it is made by the Committee prior to the occurrence of an event that otherwise would be or probably will lead to a Change In Control or after such event if made by the Committee a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be or probably will lead to a Change In Control.

     2.5 "Change In Control Price" means the highest closing price (or, if the shares are not traded on an exchange, the highest last sale price or closing "asked" price) per share paid for the purchase of Common Stock in a national securities market during the ninety (90) day period ending on the date the Change In Control occurs.

     2.6 "Change In Ownership" means a Change In Control that results directly or indirectly in the Common Stock (or the stock of any successor to the Company received in exchange for Common Stock) ceasing to be publicly traded in a national securities market.

     2.7 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.8 "Committee" means the Compensation and Management Development Committee of the Board or such other committee, designated by the Board, authorized to administer the Plan under Section 3 hereof. The Committee shall consist of not less than two members. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 under the Exchange Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder). However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.

      2.9 "Common Stock" means the $.01 par value common stock of the Company.

     2.10 "Company" means Eastman Chemical Company.

     2.11 "Covered Employee" means an individual defined in Code Section 162(m)(3).

     2.12 "Disability" has the same meaning as provided in the long-term disability plan or policy maintained by the Company or if applicable, most recently maintained, by the Company or if applicable, a Subsidiary, for the Participant, whether or not such Participant actually receives disability benefits under such plan or policy. If no long-term disability plan or policy was ever maintained on behalf of Participant or if the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination whether a Participant has suffered a Disability will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

     2.13 "Employee" means an employee of the Company or a Subsidiary.

     2.14 "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

     2.15 "Fair Market Value" means the closing price of the shares of Common Stock on the New York Stock Exchange on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded; provided, however, that if at any relevant time the shares of Common Stock are not traded on the New York Stock Exchange, the "Fair Market Value" shall be determined by reference to the closing price of the shares of Common Stock on another national securities exchange, if applicable, or if the shares are not traded on an exchange but are traded in the over-the-counter market, by reference to the last sale price or the closing "asked" price of the shares in the over-the-counter market as reported by the National Association of Securities Dealers Automatic Quotation System (NASDAQ) or other national quotation service.

     2.16 "Participant" means any individual to whom an Award has been granted by the Committee under the Plan.

     2.17 "Plan" means the Eastman Chemical Company 2002 Omnibus Long-Term Compensation Plan.

     2.18 "Qualified Performance-Based Award" means (i) any stock option or SAR granted under the Plan, or (ii) any other Award that is intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Performance Measures as set forth in Section 12.

     2.19 "Qualified Performance Measures" means one or more of the performance measures listed in Section 12(b) upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

     2.20 "SAR" is an Award that shall entitle the recipient to receive a payment equal to the appreciation in value of a stated number of shares of Common Stock from the price established in the Award to the market value of such number of shares of Common Stock on the date of exercise.

     2.21 "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

     2.22 "Section 16 Insider" means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act with respect to the Company.

     2.23 "Stock Award" means an Award granted pursuant to Section 10 hereof in the form of shares of Common Stock, restricted shares of Common Stock and/or Units of Common Stock.

     2.24 "Subsidiary" means a corporation or other business entity in which the Company directly or indirectly has an ownership interest of eighty percent (80%) or more.

     2.25 "Unit" means a bookkeeping entry used by the Company to record and account for the grant of the following Awards until such time as the Award is paid, canceled, forfeited or terminated, as the case may be: Units of Common Stock, SARs and performance shares that are expressed in terms of Units of Common Stock.

3. Administration

     The Plan shall be administered by the Committee. The Committee shall have the authority to: (a) interpret the Plan; (b) establish such rules and regulations as it deems necessary for the proper operation and administration of the Plan; (c) select Employees to become Participants and receive Awards under the Plan; (d) determine the form of an Award, whether a stock option, SAR, Stock Award, performance share, or other incentive award established by the Committee, the number of shares or Units subject to the Award, all the terms, conditions, restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise or vesting, and the terms of any Award Notice; (e) determine whether Awards should be granted singly, in combination or in tandem;
(f) grant waivers of Plan terms, conditions, restrictions and limitations; (g) accelerate the vesting, exercise or payment of an Award or the performance period of an Award in the event of a Participant's termination of employment or when such action or actions would be in the best interest of the Company; (h) establish such other types of Awards, besides those specifically enumerated in
Section 2.1 hereof, which the Committee determines are consistent with the Plan's purpose; and (i) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan. In addition, in order to enable Employees who are foreign nationals or are employed outside the United States or both to receive Awards under the Plan, the Committee may adopt such amendments, procedures, regulations, subplans and the like as are necessary or advisable, in the opinion of the Committee, to effectuate the purposes of the Plan. Subject to Section 23, the Committee shall also have the authority to grant Awards in replacement of Awards previously granted under the Plan or any other executive compensation plan of the Company or a Subsidiary. All determinations of the Committee shall be made by a majority of its members, and its determinations shall be final, binding and conclusive.

     The Committee, in its discretion, may delegate its authority and duties under the Plan to the Chief Executive Officer and/or to other senior officers of the Company under such conditions and/or limitations as the Committee may establish; provided, however, that only the Committee may select, grant, and establish the terms of Awards to Section 16 Insiders or Covered Employees.

4. Eligibility

     Any Employee is eligible to become a Participant in the Plan.

5. Shares Available

     The maximum number of shares of Common Stock that shall be available for grant of Awards under the Plan (including incentive stock options) during its term shall not exceed 7,500,000, provided that the maximum number of shares of Common Stock available for grant of Stock Awards or performance shares under the Plan during its term shall not exceed 1,500,000. (Such amounts shall be subject to adjustment as provided in Section 18.) Any shares of Common Stock related to Awards that are settled in cash in lieu of Common Stock shall be available again for grant under the Plan. Similarly, any shares of Common Stock related to Awards that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares or are exchanged with the Committee's permission for Awards not involving Common Stock, shall be available again for grant under the Plan. Further, any shares of Common Stock that are used by a Participant for the full or partial payment to the Company of the purchase price of Common Stock upon exercise of a stock option, or for withholding taxes due as a result of such exercise, shall again be available for Awards under the Plan. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock with respect to one or more options and/or SARs that may be granted during any one calendar year under the Plan to any one Participant shall be 300,000. The maximum fair market value of any Awards (other than options and SARs) that may be received by a Participant (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be the equivalent value of 200,000 shares of Common Stock as of the first business day of such calendar year. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares.

6. Effective Date; Term

     The Plan shall become effective as of the date upon which it is approved by the stockholders of the Company. No Awards shall be exercisable or payable before the Plan shall have become effective. Awards shall not be granted pursuant to the Plan after May 2, 2007.

7. Participation

     The Committee shall select, from time to time, Participants from those Employees who, in the opinion of the Committee, can further the Plan's purposes. Once a Participant is so selected, the Committee shall determine the type or types of Awards to be made to the Participant and shall establish in the related Award Notices the terms, conditions, restrictions and/or limitations, if any, applicable to the Awards in addition to those set forth in the Plan and the administrative rules and regulations issued by the Committee.

8. Stock Options

     (a) Grants. Awards may be granted in the form of stock options. These stock options may be incentive stock options within the meaning of Section 422 of the Code, other tax-qualified stock options, or non-qualified stock options (i.e., stock options that are not incentive or other tax-qualified stock options), or a combination of any of the above.

     (b) Terms and Conditions of Options. An option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an option may be exercised. The price at which Common Stock may be purchased upon exercise of a stock option shall be established by the Committee, but such price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the stock option's grant. Each stock option shall expire not later than ten years from its date of grant, or, in the case of stock options granted in countries outside the U.S., not later than ten years and six months from the date of grant, to the extent that such term complies with local country tax, legal, or accounting requirements.

     (c) Restrictions Relating to Incentive Stock Options. Stock options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Committee, comply with Section 422 of the Code. Accordingly, the aggregate market value (determined at the time the option was granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under the Plan or any other plan of the Company or any of its Subsidiaries) shall not exceed $100,000 (or such other limit as may be required by the Code). Each incentive stock option shall expire not later than ten years from its date of grant.

     (d) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any stock option Award, provided they are not inconsistent with the Plan. Without limiting the generality of the foregoing, options may provide for the automatic granting of new options at the time of exercise.

     (e) Exercise. The Committee shall determine the methods by which the exercise price of an option may be paid, the form of payment, including, without limitation, cash, shares of Common Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Common Stock shall be delivered or deemed to be delivered by Participants; provided, however, that if shares of Common Stock are used to pay the exercise price of a stock option, such shares must have been held by the Participant for at least six months.

9. Stock Appreciation Rights

     (a) Grants. Awards may be granted in the form of SARs. An SAR may be granted in tandem with all or a portion of a related stock option under the Plan ("Tandem SARs"), or may be granted separately ("Freestanding SARs"). A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. In the case of SARs granted in tandem with stock options granted prior to the grant of such SARs, the appreciation in value is the difference between the option price of such related stock option and the Fair Market Value of the Common Stock on the date of exercise.

     (b) Terms and Conditions of Tandem SARs. A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related stock option is exercisable, and the "exercise price" of such an SAR (the base from which the value of the SAR is measured at its exercise) shall be the option price under the related stock option. If a related stock option is exercised as to some or all of the shares covered by the Award, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares covered by the stock option exercise. Upon exercise of a Tandem SAR as to some or all of the shares covered by the Award, the related stock option shall be canceled automatically to the extent of the number of shares covered by such exercise.

     (c) Terms and Conditions of Freestanding SARs. Freestanding SARs shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. Freestanding SARs shall have a term specified by the Committee, in no event to exceed ten years. The exercise price of a Freestanding SAR shall also be determined by the Committee; provided, however, that such price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the Freestanding SAR grant. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of a Freestanding SAR may be exercised.

     (d) Deemed Exercise. The Committee may provide that an SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR if at such time the SAR by its terms remains exercisable and, if so exercised, would result in a payment to the holder of such SAR.

     (e) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any SAR Award, provided they are not inconsistent with the Plan.

10. Stock Awards

     (a) Grants. Awards may be granted in the form of Stock Awards. Stock Awards shall be awarded in such numbers and at such times during the term of the Plan as the Committee shall determine. Stock Awards may be actual shares of Common Stock or the economic equivalent thereof ("Stock Award Units").

     (b) Award Restrictions. Stock Awards shall be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate including, without limitation, restrictions on transferability and continued employment of the Participant. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of the applicable restrictions lapse.

     (c) Rights as Stockholder. During the period in which any restricted shares of Common Stock are subject to restrictions imposed pursuant to Section 10(b), the Committee may, in its discretion, grant to the Participant to whom such restricted shares have been awarded all or any of the rights of a stockholder with respect to such shares, including, without limitation, the right to vote such shares and to receive dividends.

     (d) Evidence of Award. Any Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

11. Performance Shares

     (a) Grants. Awards may be granted in the form of performance shares. Performance shares, as that term is used in the Plan, shall refer to shares of Common Stock or Units which are expressed in terms of Common Stock.

     (b) Performance Criteria. Performance shares shall be contingent upon the attainment during a performance period of certain performance objectives. The length of the performance period, the performance objectives to be achieved during the performance period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance objectives may be revised by the Committee, at such times as it deems appropriate during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

     (c) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any Award of performance shares, provided they are not inconsistent with the Plan.

12. Performance Goals for Certain Section 162(m) Awards

     (a) The provisions of the Plan are intended to ensure that all stock options and SARs granted hereunder to any Covered Employee qualify for the
Section 162(m) Exemption.

     (b) When granting any Award other than stock options or SARs, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Performance Measures, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of a Subsidiary or a division, region, department or function within the Company or a Subsidiary: (1) return on capital, equity, or assets (including economic value created), (2) productivity,
(3) cost improvements, (4) cash flow, (5) sales revenue growth, (6) net income, earnings per share, or earnings from operations, (7) quality, (8) customer satisfaction, or (9) stock price or total stockholder return. Measurement of the Company's performance against the goals established by the Committee shall be objectively determinable, and to the extent such goals are expressed in standard accounting terms, performance shall be measured according to generally accepted accounting principles as in existence on the date on which the performance goals are established and without regard to any changes in such principles after such date.

     (c) Each Qualified Performance-Based Award (other than a stock option or
SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Performance Measures, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided that (i) the Committee may provide, either in connection with the grant of an Award or by amendment thereafter, that achievement of such performance goals will be waived upon the death or Disability of the Participant, and (ii) the provisions of Sections 25 and 26 shall apply notwithstanding this sentence.

     (d) Any payment of a Qualified Performance-Based Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in Subsection (c), no Qualified Performance-Based Award may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Performance Measures or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

13. Payment of Awards

     At the discretion of the Committee, payment of Awards may be made in cash, Common Stock, a combination of cash and Common Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Common Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum, or in installments, as determined by the Committee.

14. Dividends and Dividend Equivalents

     If an Award is granted in the form of a Stock Award, stock option, or performance share, or in the form of any other stock-based grant, the Committee may choose, at the time of the grant of the Award or any time thereafter up to the time of the Award's payment, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such time or times as the Committee shall determine. All dividends or dividend equivalents that are not paid currently may, at the Committee's discretion, accrue interest, be reinvested in additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with performance shares, be credited as additional performance shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award.

15. Deferral of Awards

     At the discretion of the Committee, payment of a Stock Award, performance share, dividend, dividend equivalent, or any portion thereof may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant prior to the time such payment would otherwise be made, on a form provided by the Company. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code and its regulations. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. The Committee may also credit interest, at such rates to be determined by the Committee, on cash payments that are deferred and credit dividends or dividend equivalents on deferred payments denominated in the form of Common Stock. The Committee may also, in its discretion, require deferral of payment of any Award or portion thereof if payment of the Award would, or could in the reasonable estimation of the Committee, result in the Participant receiving compensation in excess of the maximum amount deductible by the Company under the Code.

16. Termination of Employment

     If a Participant's employment with the Company or a Subsidiary terminates for a reason other than death, Disability, retirement, or any other approved reason, all unexercised, unearned, and/or unpaid Awards, including without limitation, Awards earned but not yet paid, all unpaid dividends and dividend equivalents, and all interest accrued on the foregoing shall be canceled or forfeited, as the case may be, unless the Participant's Award Notice provides otherwise. The Committee shall have the authority to promulgate rules and regulations to (i) determine what events constitute Disability, retirement or termination for an approved reason for purposes of the Plan, and (ii) determine the treatment of a Participant under the Plan in the event of such Participant's death, Disability, retirement or termination for an approved reason.

17. Nonassignability

     No Awards (other than unrestricted Stock Awards) or any other payment under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer (except by will or the laws of descent and distribution), assignment, pledge, or encumbrance; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability
(i) does not result in accelerated taxation, (ii) does not cause any option intended to be an incentive stock option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any state or federal securities laws applicable to transferable Awards. During the lifetime of the Participant no Award shall be payable to or exercisable by anyone other than the Participant to whom it was granted, other than (a) in the case of a permanent Disability involving a mental incapacity or (b) in the case of an Award transferred in accordance with the preceding sentence.

18. Adjustment of Shares Available

     If there is a change in the number of outstanding shares of Common Stock through the declaration of stock dividends or stock splits, the number of shares available for Awards, the shares subject to any Award and the option prices or exercise prices of Awards shall be automatically adjusted. If there is a change in the number of outstanding shares of Common Stock or any change in the outstanding stock of the Company (or any successor to the Company), or any other transaction described in Section 424(a) of the Code, the Committee shall make appropriate adjustments in the number and kind of shares of stock that may be issued under the Plan and any adjustments and/or modifications to outstanding Awards as it deems appropriate. In the event of any other change in the capital structure or in the Common Stock of the Company, the Committee shall also be authorized to make such appropriate adjustments in the shares of stock available for issuance under the Plan and any adjustments and/or modifications to outstanding Awards as it deems appropriate.

19. Withholding Taxes

     The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan. With respect to withholding required upon any taxable event hereunder, the Company may elect in its discretion, and Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by withholding or having the Company withhold shares of Common Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections by Participants shall be irrevocable, made in writing, and signed by the Participant.

20. Noncompetition; Confidentiality

     A Participant will not, without the written consent of the Company, either during his or her employment by the Company or thereafter, disclose to anyone or make use of any confidential information which he or she has acquired during his or her employment relating to any of the business of the Company, except as such disclosure or use may be required in connection with his or her work as an employee of Company. During Participant's employment by Company, and for a period of two years after the termination of such employment, he or she will not, either as principal, agent, consultant, employee or otherwise, engage in any work or other activity in competition with the Company in the field or fields in which he or she has worked for the Company. The agreement in this Section applies separately in the United States and in other countries but only to the extent that its application shall be reasonably necessary for the protection of the Company. Unless the Award Notice specifies otherwise, a Participant shall forfeit all rights under this Plan to any unexercised or unpaid Awards or to the deferral of any Award, dividend, or dividend equivalent, if, in the determination of the Committee, the Participant has violated the Agreement set forth in this Section 20, and in that event any further payment, deferral of payment, or other action with respect to any Award, dividend, or dividend equivalent shall be made or taken, if at all, in the sole discretion of the Committee. For purposes of this Section 20, "Company" shall include any Subsidiary employing the Participant.

21. Regulatory Approvals and Listings

     Notwithstanding anything contained in the Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Stock Awards or any other Award resulting in the payment of Common Stock prior to (a) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (c) the completion of any registration or other qualification of said shares under any State or Federal law or ruling of any governmental body that the Company shall, in its sole discretion, determine to be necessary or advisable.

22. Plan Amendment

     Except as provided in Section 25 and Section 26, the Board or the Committee may, at any time and from time to time, suspend, amend, modify, or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either
(i) materially increase the benefits accruing to Participants, (ii) materially increase the number of shares of Common Stock issuable under the Plan, or (iii) materially modify the requirements for eligibility, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable to
(i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the Exchange Act, (ii) to comply with the listing or other requirements of a stock exchange, or (iii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

23. Award Amendments

     Except as provided in Section 25 or Section 26, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

     (a) subject to the terms of the applicable Award Notice, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in (at the spread value in the case of stock options or SARs) or otherwise settled on the date of such amendment or termination;

     (b) the original term of any stock option or SAR may not be extended without the prior approval of the stockholders of the Company;

     (c) except as otherwise provided in Section 18, the exercise price of any stock option or SAR may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

     (d) no termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby.

24. Governing Law

     The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, except as superseded by applicable Federal law.

25. Change In Ownership

     (a) Background. Upon a Change In Ownership: (i) the terms of this Section 25 shall immediately become operative, without further action or consent by any person or entity; (ii) all conditions, restrictions, and limitations in effect on any unexercised, unearned, unpaid, and/or deferred Award, or any other outstanding Award, shall immediately lapse as of the date of such event; (iii) no other terms, conditions, restrictions and/or limitations shall be imposed upon any Awards on or after such date, and in no circumstance shall an Award be forfeited on or after such date; and (iv) all unexercised, unvested, unearned, and/or unpaid Awards or any other outstanding Awards shall automatically become one hundred percent (100%) vested immediately.

     (b) Dividends and Dividend Equivalents. Upon a Change In Ownership, all unpaid dividends and dividend equivalents and all interest accrued thereon, if any, shall be treated and paid under this Section 25 in the identical manner and time as the Award with respect to which such dividends or dividend equivalents have been credited. For example, if upon a Change In Ownership, an Award under this Section 25 is to be paid in a prorated fashion, all unpaid dividends and dividend equivalents with respect to such Award shall be paid according to the same formula used to determine the amount of such prorated Award.

     (c) Treatment of Performance Shares. If a Change In Ownership occurs during the term of one or more performance periods for which the Committee has granted performance shares (hereinafter a "current performance period"), the term of each such current performance period shall immediately terminate upon the occurrence of such event. Upon a Change In Ownership, for each current performance period and each completed performance period for which the Committee has not on or before such date made a determination as to whether and to what degree the performance objectives for such period have been attained (hereinafter a "completed performance period"), it shall be assumed that the performance objectives have been attained at a level of one hundred percent (100%) or the equivalent thereof.

     A Participant in one or more current performance periods shall be considered to have earned and, therefore, be entitled to receive, a prorated portion of the Awards previously granted for each such performance period. Such prorated portion shall be determined by multiplying the number of performance shares granted to the Participant by a fraction, the numerator of which is the total number of whole and partial years (with each partial year being treated as a whole year) that have elapsed since the beginning of the performance period, and the denominator of which is the total number of years in such performance period.

     A Participant in one or more completed performance periods shall be considered to have earned and, therefore, be entitled to receive all the performance shares previously granted during each such performance period.

     (d) Valuation of Awards. Upon a Change In Ownership, all outstanding Units of Common Stock, Freestanding SARs, stock options (including incentive stock options), and performance shares (including those earned as a result of the application of Subsection 25(c) above) and all other outstanding stock-based Awards, shall be valued and cashed out on the basis of the Change In Control Price.

     (e) Payment of Awards. Upon a Change In Ownership, any Participant, whether or not still employed by the Company or a Subsidiary, shall be paid, in a single lump sum cash payment, as soon as practicable but in no event later than 90 days after the Change In Ownership, the value of all of such Participant's outstanding Units of Common Stock, Freestanding SARs, stock options (including incentive stock options), and performance shares (including those earned as a result of Subsection 25(c) above), and all other outstanding Awards, including those granted by the Committee pursuant to its authority under Subsection 3(h) hereof.

For purposes of making any payment, the value of all Awards that are stock based shall be determined by the Change In Control Price.

     (f) Deferred Awards. Upon a Change in Ownership, all Awards deferred by a Participant under Section 15 hereof, but for which such Participant has not received payment as of such date, shall be paid in a single lump-sum cash payment as soon as practicable, but in no event later than 90 days after the Change In Ownership. For purposes of making any payment, the value of all Awards that are stock based shall be determined by the Change In Control Price.

     (g) Miscellaneous. Upon a Change In Ownership, (i) the provisions of Sections 16 and 20 (solely as such Section relates to noncompetition and not as such Section relates to confidentiality) shall become null and void and of no further force and effect; and (ii) no action, including, without limitation, the amendment, suspension, or termination of the Plan, shall be taken which would affect the rights of any Participant or the operation of the Plan with respect to any Award to which the Participant may have become entitled hereunder on or prior to the date of such action or as a result of such Change In Ownership.

     (h) Legal Fees. The Company shall pay all reasonable legal fees and related expenses incurred by a Participant in seeking to obtain or enforce any payment, benefit or right such Participant may be entitled to under the Plan after a Change In Ownership; provided, however, the Participant shall be required to repay any such amounts to the Company to the extent a court of competent jurisdiction issues a final and non-appealable order setting forth the determination that the position taken by the Participant was frivolous or advanced in bad faith.

     (i) Adjustment to Provisions. Notwithstanding that a Change in Ownership has occurred, the Committee may elect to deal with Awards in a manner different from that contained in this Section 25, in which case the provisions of this
Section 25 shall not apply and such alternate terms shall apply. Such Committee action shall be effective only if it is made by the Committee prior to the occurrence of an event that otherwise would be or probably will lead to a Change in Ownership or after such event if made by the Committee a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be or probably will lead to a Change in Ownership.

26. Change In Control.

     (a) Background. All Participants shall be eligible for the treatment afforded by this Section 26 if their employment terminates within two years following a Change In Control, unless the termination is due to (i) death, (ii) Disability, (iii) Cause, (iv) resignation other than (A) resignation from a declined reassignment to a job that is not reasonably equivalent in responsibility or compensation (as defined in the Company's termination allowance plan, if any), or that is not in the same geographic area (as defined in the Company's termination allowance plan, if any), or (B) resignation within 30 days following a reduction in base pay, or (v) retirement entitling the Participant to benefits under his or her employer's retirement plan.

     For purposes hereof, "Cause" means (a) the continued failure by an Employee to substantially perform such Employee's duties of employment after warnings identifying the lack of substantial performance are communicated to the Employee by the employer to identify the manner in which the employer believes that the Employee has not substantially performed such duties, or (b) the engaging by an Employee in illegal conduct that is materially and demonstrably injurious to the Company or a Subsidiary.

     (b) Vesting and Lapse of Restrictions. If a Participant is eligible for treatment under this Section 26, (i) all of the conditions, restrictions, and limitations in effect on any of such Participant's unexercised, unearned, unpaid and/or deferred Awards (or any other of such Participant's outstanding Awards) shall immediately lapse as of the date of termination of employment; (ii) no other terms, conditions, restrictions and/or limitations shall be imposed upon any of such Participant's Awards on or after such date, and in no event shall any of such Participant's Awards be forfeited on or after such date; and (iii) all of such Participant's unexercised, unvested, unearned and/or unpaid Awards (or any other of such Participant's outstanding Awards) shall automatically become one hundred percent (100%) vested immediately upon termination of employment.

     (c) Dividends and Dividend Equivalents. If a Participant is eligible for treatment under this Section 26, all of such Participant's unpaid dividends and dividend equivalents and all interest accrued thereon, if any, shall be paid under this Section 26 in the identical manner and time as the Award with respect to which such dividend or dividend equivalents have been credited. For example, if upon a Change In Control, an Award under this Section 26 is to be paid in a prorated fashion, all unpaid dividends and dividend equivalents with respect to such Award shall be paid according to the same formula used to determine the amount of such prorated Award.

     (d) Treatment of Performance Shares. If a Participant holding performance shares is terminated under the conditions described in Subsection (a) above, the provisions of this Subsection (d) shall determine the manner in which such performance shares shall be paid to such Participant. For purposes of making such payment, each current performance period, as that term is defined in Subsection 25(c) hereof, shall be treated as terminating upon the date of the Participant's termination of employment, and for each such current performance period and each completed performance period, as that term is defined in Subsection 25(c) hereof, it shall be assumed that the performance objectives have been attained at a level of one hundred percent (100%) or the equivalent thereof. If the Participant is participating in one or more current performance periods, he or she shall be considered to have earned and, therefore, be entitled to receive that prorated portion of the Awards previously granted for each such performance period, as determined in accordance with the formula established in Subsection 25(c) hereof. A Participant in one or more completed performance periods shall be considered to have earned and, therefore, be entitled to receive all the performance shares previously granted during each performance period.

     (e) Valuation of Awards. If a Participant is eligible for treatment under this Section 26, such Participant's Awards shall be valued and cashed out in accordance with the provisions of Subsection 25(d) hereof.

     (f) Payment of Awards. If a Participant is eligible for treatment under this Section 26, such Participant shall be paid, in a single lump-sum cash payment, as soon as practicable but in no event later than 90 days after the date of such Participant's termination of employment, the value of all of such Participant's outstanding Units of Common Stock, Freestanding SARs, stock options (including incentive stock options), and performance shares (including those earned as a result of Subsection 26(d) above), and all of such Participant's other outstanding Awards. For purposes of making any payment, the value of all Awards that are stock based shall be determined by the Change In Control Price.

     (g) Deferred Awards.  If a Participant is eligible for treatment under this
Section 26, all of the deferred Awards for which such Participant has not received payment as of the date of such Participant's termination of employment shall be paid in a single lump-sum cash payment as soon as practicable, but in no event later than 90 days after the date of such Participant's termination. For purposes of making any payment, the value of all Awards that are stock based shall be determined by the Change In Control Price.

     (h) Miscellaneous. Upon a Change In Control, (i) the provisions of Sections 16 and 20 (solely as such Section relates to noncompetition and not as such Section relates to confidentiality) shall become null and void and of no force and effect insofar as they apply to a Participant who has been terminated under the conditions described in Subsection (a) above; and (ii) no action, including, without limitation, the amendment, suspension or termination of the Plan, shall be taken that would affect the rights of such Participant or the operation of the Plan with respect to any Award to which the Participant may have become entitled hereunder on or prior to the date of the Change In Control or to which such Participant may become entitled as a result of such Change In Control.

     (i) Legal Fees. The Company shall pay all reasonable legal fees and related expenses incurred by a Participant in seeking to obtain or enforce any payment, benefit or right such Participant may be entitled to under the Plan after a Change In Control; provided, however, the Participant shall be required to repay any such amounts to the Company to the extent a court of competent jurisdiction issues a final and non-appealable order setting forth the determination that the position taken by the Participant was frivolous or advanced in bad faith.

     (j) Adjustment to Provisions. Notwithstanding that a Change in Control has occurred, the Committee may elect to deal with Awards in a manner different from that contained in this Section 26, in which case the provisions of this Section 26 shall not apply and such alternate terms shall apply. Such Committee action shall be effective only if it is made by the Committee prior to the occurrence of an event that otherwise would be or probably will lead to a Change In Control or after such event if made by the Committee a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be or probably will lead to a Change In Control.

27. No Right to Employment or Participation

     Participation in the Plan shall not give any Participant any right to remain in the employ of the Company or any Subsidiary. The Company or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate the employment of any Participant at any time. Further, the adoption of the Plan shall not be deemed to give any Employee or any other individual any right to be selected as a Participant or to be granted an Award.

28. No Right, Title, or Interest in Company Assets

     No Participant shall have any rights as a stockholder as a result of participation in the Plan until the date of issuance of a stock certificate in such Participant's name, and, in the case of restricted shares of Common Stock, such rights are granted to the Participant under Subsection 10(c) hereof. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company.

29. Securities Laws

     With respect to Section 16 Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                                   APPENDIX B
                            EASTMAN CHEMICAL COMPANY
                   2002 DIRECTOR LONG-TERM COMPENSATION PLAN

1. Purpose

     The purpose of the Plan is to provide motivation to non-employee members of the Board of Directors of the Company to put forth maximum efforts toward the continued growth, profitability, and success of the Company and its Subsidiaries by providing incentives to such Directors through the ownership and performance of Common Stock of the Company. Toward this objective, this Plan provides for regular, automatic grants of stock options and restricted stock and one-time, automatic awards of restricted stock on the terms and subject to the conditions set forth in the Plan. This Plan was originally adopted by the stockholders at the May 2, 2002 Annual Meeting. From and after the Effective Date of this Plan, no further awards will be made under the Eastman Chemical Company 1999 Director Long-Term Compensation Plan or the 1994 Director Long-Term Compensation Plan, other than reload stock options to be granted under such plans in accordance with their respective terms.

2. Definitions

     2.1 "Award" means a stock option grant or restricted stock award under the Plan to a Participant pursuant to the terms, conditions, restrictions and/or limitations established herein.

     2.2 "Board" means the Board of Directors of the Company.

     2.3 "Change In Control" means a change in control of the Company of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of a Current Report on Form 8-K, as in effect on December 31, 2001, pursuant to Section 13 or 15(d) of the Exchange Act; provided that, without limitation, a Change In Control shall be deemed to have occurred at such time as (i) any "person" within the meaning of
Section 14(d) of the Exchange Act, other than the Company, a Subsidiary, or any employee benefit plan(s) sponsored by the Company or any Subsidiary, is or has become the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of 25% or more of the combined voting power of the outstanding securities of the Company ordinarily having the right to vote in the election of directors; provided, however, that the following will not constitute a Change In Control: any acquisition by any corporation if, immediately following such acquisition, more than 75% of the outstanding securities of the acquiring corporation ordinarily having the right to vote in the election of directors is beneficially owned by all or substantially all of those persons who, immediately prior to such acquisition, were the beneficial owners of the outstanding securities of the Company ordinarily having the right to vote in the election of directors, or (ii) individuals who constitute the Board on January 1, 2002 (the "Incumbent Board") have ceased for any reason to constitute at least a majority thereof, provided that: any person becoming a director subsequent to January 1, 2002 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters ( 3/4) of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of the Plan, considered as though such person were a member of the Incumbent Board, (iii) upon approval by the Company's stockholders of a reorganization, merger or consolidation, other than one with respect to which all or substantially all of those persons who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of outstanding securities of the Company ordinarily having the right to vote in the election of directors own, immediately after such transaction, more than 75% of the outstanding securities of the resulting corporation ordinarily having the right to vote in the election of directors; or (iv) upon approval by the Company's stockholders of a complete liquidation and dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company other than to a Subsidiary. Notwithstanding the occurrence of any of the foregoing, the Committee may determine, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting a Change In Control shall not be so considered. Such determination shall be effective only if it is made by the Committee prior to the occurrence of an event that otherwise would be or probably will lead to a Change In Control or after such event if made by the Committee a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be or probably will lead to a Change In Control.

     2.4 "Change In Control Price" means the highest closing price (or, if the shares are not traded on an exchange, the highest last sale price or closing "asked" price) per share paid for the purchase of Common Stock in a national securities market during the ninety (90) day period ending on the date the Change In Control occurs.

     2.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.6 "Committee" means the Committee on Directors of the Board or such other committee, designated by the Board, authorized to administer the Plan under
Section 3 hereof. The Committee shall consist of not less than two members. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 under the Exchange
Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder). However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.

     2.7 "Common Stock" means the $.01 par value common stock of the Company.

     2.8 "Company" means Eastman Chemical Company.

     2.9 "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

     2.10 "Fair Market Value" means the closing price of the shares of Common Stock on the New York Stock Exchange on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded; provided, however, that if at any relevant time the shares of Common Stock are not traded on the New York Stock Exchange, the "Fair Market Value" shall be determined by reference to the closing price of the shares of Common Stock on another national securities exchange, if applicable, or if the shares are not traded on an exchange but are traded in the over-the-counter market, by reference to the last sale price or the closing "asked" price of the shares in the over-the-counter market as reported by the National Association of Securities Dealers Automatic Quotation System (NASDAQ) or other national quotation service.

     2.11 "Participant" means any Director of the Company who is not an employee of the Company or a Subsidiary or a former Director, to the extent provided in
Section 6(f).

     2.12 "Plan" means the Eastman Chemical Company 2002 Director Long-Term Compensation Plan.

     2.13 "Subsidiary" means a corporation or other business entity in which the Company directly or indirectly has an ownership interest of 80 percent or more.

3. Administration

     The Plan shall be administered by the Committee. The Committee shall have the authority to: (a) interpret the Plan; (b) establish such rules and regulations as it deems necessary for the proper operation and administration of the Plan; and (c) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan. Notwithstanding the foregoing, the Committee shall have no authority to vary the Directors who are Participants under the Plan or the form, type, timing, terms, conditions, restrictions, or limitations of, or other aspects of, Awards. Except as provided in Section 18, the Committee may not amend, modify, or terminate any outstanding Award without the approval of the Participant; provided, however, that: (i) the original term of any stock option may not be extended without the prior approval of the stockholders of the Company; and, (ii) the exercise price of any stock option may not be reduced, directly, or indirectly, without the prior approval of the stockholders of the Company. All determinations of the Committee shall be made by a majority of its members, and its determinations shall be final, binding and conclusive. The Committee, in its discretion, may delegate its authority and duties under the Plan to the Chief Executive Officer and/or to other senior officers of the Company under such conditions and/or limitations as the Committee may establish.

4. Shares Available

     The maximum number of shares of Common Stock that shall be available for grant of Awards under the Plan during its term shall not exceed 200,000. Such amount shall be subject to adjustment as provided in Section 11. Any shares of Common Stock related to Awards that terminate by expiration, forfeiture, cancellation or otherwise without the issuance or vesting of such shares shall be available again for grant under the Plan. Further, any shares of Common Stock that are used by a Participant for the full or partial payment to the Company of the purchase price of Common Stock upon exercise of a stock option, or for withholding taxes due as a result of such exercise or as a result of the vesting of restricted stock, shall again be available for Awards under the Plan. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares.

5. Effective Date; Term

     The Plan shall become effective as of the date upon which it is approved by the stockholders of the Company. No Awards shall be exercisable or vest before the Plan shall have become effective. No Awards (other than subsequent options granted pursuant to Section 6(f)) may be made pursuant to the Plan after the later of May 1, 2007 or the date of the Annual Meeting of Stockholders of the Company for the year 2007.

6. Annual Option Grants

     (a) Grant of Options. Immediately following each annual election of directors at an annual meeting of stockholders of the Company, each Participant shall be granted, effective as of the date of such Annual Meeting, an option to purchase 2,000 shares of Common Stock. The foregoing number of shares shall be adjusted in accordance with the principles of Section 11 in the event of the occurrence of an event described therein.

     (b) Exercise Price. The exercise price of an option granted pursuant to this Section 6 shall equal the Fair Market Value of the Common Stock on the date the option is granted.

     (c) Medium and Time of Payment. The exercise price shall be payable in full upon the exercise of the option in cash, by check, or in shares of Common Stock held by the Participant for at least six months. Such shares shall be valued at their Fair Market Value as of the date of exercise.

     (d) Exercise. Each option granted under this Section 6 shall become exercisable as to one-half of the shares on the first anniversary of the date of grant and with respect to the remaining shares subject to such option on the second anniversary of the date of grant.

     (e) Term.  Options granted under this Section 6 shall have a term of ten
(10) years.

     (f) Subsequent Option. The option granted pursuant to Section 6(a) shall provide that, upon exercise of such option by the surrender of previously owned shares of Common Stock during such time as the Participant is a member of the Board or during the first 60 days following termination of the Participant's tenure on the Board, the Participant shall be granted a new option to acquire a number of shares of Common Stock equal to the number of shares surrendered in such exercise, having a term equal to the remaining term of the initial option, and having an exercise price equal to the Fair Market Value of the Common Stock at the time of exercise of the initial option. In other respects, such new option shall have the same terms and conditions as the initially granted option; provided, however, that (i) such new option shall not provide for the issuance of another option upon exercise of such new option with previously owned shares of Common Stock and, (ii) the new option shall become exercisable on the earlier of six months from the date of grant or such time as the Participant is no longer a member of the Board.

     (g) Stock Option Award Notice. Each option granted under this Plan shall be evidenced by a Stock Option Award Notice, substantially in the form attached hereto as Exhibit A.

7. One-Time Restricted Stock Awards

     (a) Grant of Award. Subject to the restrictions provided below, each Participant whose initial term of service on the Board begins on or after January 1, 2002 shall be granted an Award of shares of Common Stock having an aggregate Fair Market Value equal to $10,000, such grant to be effective as of the first day of such Participant's initial term of service on the Board of Directors, or, if later, the effective date of the Plan. The foregoing number of shares shall be adjusted in accordance with the principles of Section 11 in the event of an occurrence of an event described therein.

     (b) Award Restrictions. Common Stock awarded under Section 7(a) may not be transferred or sold by the Participant and is subject to forfeiture until vested in accordance with the following two sentences. A restricted stock Award under
Section 7(a) will vest and all restrictions with respect thereto will lapse only upon the earliest to occur of: (i) three (3) years from the date of such Award, but only if the Participant is still a director of the Company immediately prior to the election of directors at the annual meeting of stockholders at the end of such three-year period, or (ii) the date that his or her tenure as director of the Company terminates by reason of death, disability, resignation effective at an annual meeting of stockholders because he or she is no longer qualified to serve as a director under Section 3.1 of the Bylaws of the Company, or for another approved reason as determined by the Committee, or (iii) the date that his or her tenure as director of the Company terminates by reason of his or her failure to be reelected as a director in an election in which he or she consented to be named as a director nominee. If at the end of the three-year period referred to in (i) above none of the three alternative events in the immediately preceding sentence has occurred, then the Participant's stock Award under Section 7(a) shall be canceled and forfeited.

     (c) Rights as Stockholders. During the period in which any shares of Common Stock are subject to the restrictions on transfer imposed under Section 7(b), the Participant shall have all of the rights of a stockholder with respect to such shares, including, without limitation, the right to vote such shares and to receive dividends.

     (d) Restricted Stock Award Notice; Evidence of Award. Each stock Award granted under this Plan shall be evidenced by a Restricted Stock Award Notice, substantially in the form attached hereto as Exhibit B. In addition, the restricted shares under any such Award may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

8. Annual Restricted Stock Awards

     (a) Grant of Award. Subject to the restrictions provided below, immediately after each annual election of directors at an annual meeting of stockholders of the Company, each Participant shall be granted, effective as of the date of the annual meeting, an Award of shares of Common Stock having an aggregate Fair Market Value equal to $5,000. The foregoing number of shares shall be adjusted in accordance with the principles of Section 11 in the event of an occurrence of an event described therein.

     (b) Award Restrictions. Common Stock awarded under Section 8(a) may not be transferred or sold by the Participant and is subject to forfeiture until vested in accordance with the following two sentences. A restricted stock Award under
Section 8(a) will vest and all restrictions with respect thereto will lapse only upon the earliest to occur of: (i) three (3) years from the date of such Award, but only if the Participant is still a director of the Company immediately prior to the election of directors at the annual meeting of stockholders at the end of such three-year period, or (ii) the date that his or her tenure as director of the Company terminates by reason of death, disability, resignation effective at an annual meeting of stockholders because he or she is no longer qualified to serve as a director under Section 3.1 of the Bylaws of the Company, or for another approved reason as determined by the Committee, or (iii) the date that his or her tenure as a director of the Company terminates by reason of completion of his or her then-current term in office and failure to be nominated for or reelected to another term. If at the end of the three-year period referred to in (i) above none of the three alternative events in the immediately preceding sentence has occurred, then the Participant's stock Award under
Section 8(a) shall be canceled and forfeited.

     (c) Rights as Stockholders. During the period in which any shares of Common Stock are subject to the restrictions on transfer imposed under Section 8(b), the Participant shall have all the rights of a stockholder with respect to such shares, including, without limitation, the right to vote such shares and to receive dividends.

     (d) Restricted Stock Award Notice; Evidence of Award. Each stock Award granted under this Plan shall be evidenced by a Restricted Stock Award Notice, substantially in the form attached hereto as Exhibit B. In addition, the restricted shares under any such Award may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

9. Termination of Tenure

     If a Participant's tenure on the Board terminates for a reason other than death, disability, completion of such Participant's current term in office, or for another approved reason as determined by the Committee, all unexercised, unearned, unvested and/or unpaid Awards, including without limitation, Awards earned but not yet paid shall be canceled or forfeited; provided, however, that any vested stock Award under Section 7 or 8 shall not be canceled or forfeited. The Committee shall have the authority to promulgate rules and regulations to administer the foregoing.

10. Nonassignability

     No Awards or any other payment under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer (except by will or the laws of descent and distribution), assignment, pledge, or encumbrance, nor during the lifetime of the Participant shall any Award be payable to or exercisable by anyone other than the Participant to whom it was granted, other than in the case of a permanent disability involving a mental incapacity (in which case such Award would be payable to or exercisable by the disabled Participant's legal representative).

11. Adjustment of Shares Available

     If there is a change in the number of outstanding shares of Common Stock through the declaration of stock dividends or stock splits, the number of shares available for Awards, the shares subject to any Award and the option prices or exercise prices of Awards shall be automatically adjusted. If there is a change in the number of outstanding shares of Common Stock or any change in the outstanding stock of the Company (or any successor to the Company), or any other transaction described in Section 424(a) of the Code, the Committee shall make appropriate adjustments in the number and kind of shares of stock that may be issued under the Plan and any adjustments and/or modifications to outstanding Awards as it deems appropriate. In the event of any other change in the capital structure or in the Common Stock of the Company, the Committee shall also be authorized to make such appropriate adjustments in the shares of stock available for issuance under the Plan and any adjustments and/or modifications to outstanding Awards as it deems appropriate.

12. Withholding Taxes

     The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan. With respect to withholding required upon any taxable event hereunder, the Company may elect in its discretion, and Participants may elect, to satisfy the withholding requirement, in whole or in part, by withholding or having the Company withhold shares of Common Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections by Participants shall be irrevocable, made in writing, and signed by the Participant.

13. Confidentiality

     A Participant will not, without the written consent of the Company, either during his or her term in office or thereafter, disclose to anyone or make use of any confidential information which he or she has acquired during his or her term in office relating to any of the business of the Company, except as such disclosure or use may be required in connection with his or her position as a director of the Company. A Participant shall forfeit all rights under this Plan to any unexercised, unpaid, or unvested Awards if the Participant has violated the agreement set forth in this Section 13.

14. Regulatory Approvals and Listings

     Notwithstanding anything contained in the Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing stock Awards or any other Award resulting in the payment of Common Stock prior to (a) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (c) the completion of any registration or other qualification of said shares under any state or Federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

15. No Right to Continued Position on Board

     Participation in the Plan shall not give any Participant any right to remain on the Board.

16. Amendment

     The Board or the Committee may, at any time and from time to time, suspend, amend, modify, or terminate the Plan without stockholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities, or other applicable laws, policies, or regulations.

17. Governing Law

     The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, except as superseded by applicable Federal law.

18. Change In Control

     (a) Background. Upon a Change In Control: (i) the terms of this Section 18 shall immediately become operative, without further action or consent by any person or entity; (ii) all conditions, restrictions, and limitations in effect on any unexercised, unearned, unpaid, unvested, and/or deferred Award, or any other outstanding Award, shall immediately lapse as of the date of such event;
(iii) no other terms, conditions, restrictions and/or limitations shall be imposed upon any Awards on or after such date, and in no circumstance shall an Award be forfeited on or after such date; and (iv) all unexercised, unvested, unearned, and/or unpaid Awards or any other outstanding Awards shall automatically become one hundred percent (100%) vested immediately.

     (b) Valuation and Payment of Awards. Upon a Change In Control, all outstanding stock options and stock Awards shall be valued and paid in cash as soon as practicable but in no event later than 90 days after the Change In Control on the basis of the Change In Control Price

     (c) Miscellaneous. Upon a Change In Control, (i) the provisions of Section 9 shall become null and void and of no further force and effect; and (ii) no action, including, without limitation, the amendment, suspension, or termination of the Plan, shall be taken which would affect the rights of any Participant or the operation of the Plan with respect to any Award to which the Participant may have become entitled hereunder on or prior to the date of such action or as a result of such Change In Control.

     (d) Legal Fees. The Company shall pay all reasonable legal fees and related expenses incurred by a Participant in seeking to obtain or enforce any payment, benefit or right such Participant may be entitled to under the Plan after a Change In Control; provided, however, the Participant shall be required to repay any such amounts to the Company to the extent a court of competent jurisdiction issues a final and non-appealable order setting forth the determination that the position taken by the Participant was frivolous or advanced in bad faith.

19. No Right, Title, or Interest in Company Assets

     No Participant shall have any rights as a stockholder as a result of participation in the Plan until the date of issuance of a stock certificate in the Participant's name, or, in the case of restricted shares of Common Stock, such rights are granted to the Participant under Section 7 or Section 8 hereof. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company.

20. Securities Laws

     Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

           EASTMAN
c/o Corporate Election Services
        P.O. Box 1150
   Pittsburgh, PA 15230-1150
---------------------------------
---------------------------------


                                                        YOUR CONTROL NUMBER IS:
                                                        [                     ]
                                                         ---------------------



                         VOTE BY TELEPHONE OR INTERNET
                        QUICK ***  EASY ***  IMMEDIATE

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

    TO VOTE BY PHONE:            Call anytime toll free 1-800-542-1160
                                 There is no charge for this call.
                                 You will be asked to enter the control number from the box above.


    TO VOTE BY INTERNET OR       Access http://www.votefast.com
    REVIEW THE PROXY STATEMENT   You will be asked to enter the control number
                                 from the box above.

       IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL THE PROXY CARD.

                             THANK YOU FOR VOTING.




       -- PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. --
-------------------------------------------------------------------------------

PROXY                      EASTMAN CHEMICAL COMPANY                       PROXY
_______________________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 2, 2002.

The undersigned hereby appoints Theresa K. Lee and James P. Rogers with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side of this proxy card, all the shares of stock of Eastman Chemical Company held of record as of March 15, 2002 by the undersigned with all the powers that the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held May 2, 2002 or any adjournment or postponement thereof. Said proxies will vote on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified on the reverse side of this card and are authorized to vote in their discretion on any other business that may properly come before the meeting. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE FOR ITEMS 1,2,3 AND 4 AND AGAINST ITEMS 5 AND 6.


                                ------------------------------------------
                                Signature(s)


                                ------------------------------------------
                                Signature(s)


                                Date:
                                      ------------------------------, 2002
                                Please sign exactly as your name(s) appears on this proxy. If shares are held jointly all joint owners should sign. If signing as executor, administrator, attorney, trustee, guardian, or in any other representative capacity, please also give your full title.

MARK (ON THE OTHER SIDE), SIGN AND DATE YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                ADMISSION TICKET

      PLEASE BRING THIS TICKET IF YOU CHOOSE TO ATTEND THE ANNUAL MEETING.
       IT WILL EXPEDITE YOUR ADMITTANCE WHEN PRESENTED UPON YOUR ARRIVAL.

                            EASTMAN CHEMICAL COMPANY

                         ANNUAL MEETING OF STOCKHOLDERS

                             THURSDAY, MAY 2, 2002
                                   11:30 A.M.
                          TOY F. REID EMPLOYEE CENTER
                             400 SOUTH WILCOX DRIVE
                           KINGSPORT, TENNESSEE 37660
                                 1-423-229-4647


--------------------------------------------------------------------------------
               -- PLEASE FOLD AND DETACH CARD AT PERFORATION. --


        -- PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. --
--------------------------------------------------------------------------------
PROXY                       EASTMAN CHEMICAL COMPANY                       PROXY
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4 AND AGAINST ITEMS 5 AND 6. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION INDICATED. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4 AND AGAINST ITEMS 5 AND 6.

1. Election of Directors: Nominees for election of three directors to serve in the class for which the term in office expires at the Annual Meeting of Stockholders in 2005 and until their successors are duly elected and qualified:

 (01) Calvin A. Campbell, Jr.  (02) J. Brian Ferguson  (03) Donald W. Griffin

 [ ]  FOR all nominees listed above   [ ] WITHHOLD for all    [ ] FOR all except

To withhold authority to vote for less than all nominees, mark "FOR all except" and write the name(s) of individual(s) for whom authority is withheld below.

--------------------------------------------------------------------------------

                                                                    FOR   AGAINST   ABSTAIN
2.    Approval of 2002 Omnibus Long-Term Compensation Plan          [ ]    [ ]       [ ]

3.    Approval of 2002 Director Long-Term Compensation Plan         [ ]    [ ]       [ ]

4.    Ratification of Appointment of PricewaterhouseCoopers LLP
      as Independent Accountants                                    [ ]    [ ]       [ ]

5.    Adoption of Stockholder Proposal to Study Potential Health
      Risks from Cellulose Acetate Fibers                           [ ]    [ ]       [ ]

6.    Adoption of Stockholder Proposal to Issue Report Concerning
      Emission of "Greenhouse Gases" and Potential Climate Change   [ ]    [ ]       [ ]

           (CONTINUED, AND TO BE SIGNED AND DATED, ON THE OTHER SIDE.)

   [SCRIPT OF DIALOGUE FOR REGISTERED STOCKHOLDER PROXY VOTING BY TELEPHONE]


                  STOCKHOLDER HEARS THIS SCRIPT

Speech 1 Welcome. Please enter the control number located in the upper right hand corner of the proxy card.

Speech 2          To vote as the Eastman Chemical Company Board recommends
                  Press 1 now.

Speech 2A         You voted as the Board recommended. If correct, press 1.
                  If incorrect, Press O.

Speech 3          To vote on each proposal separately, press 0 now.

Speech 4          Proposal 1:
                  To vote FOR all nominees, Press 1
                  To WITHHOLD for all nominees, Press 9
                  To WITHHOLD for an individual nominee, press 0

Speech 5 Enter the two digit number that appears next to the nominee you DO NOT wish to vote for.

Speech 5A         Press 1 to withhold for another nominee or Press 0 if you
                  have completed voting for Directors.

Speech 6          Proposal 2:
                  To vote FOR, Press 1; AGAINST, Press 9, ABSTAIN, Press 0 All remaining proposals, same instructions

Speech 7          You voted as follows:
                  Proposal 1: For ALL or Withhold All OR For ALL Except... Proposal 2: For, Against, Abstain and so on. If this is correct, Press 1 now; if incorrect, Press 0

Closing A         Thank you for voting.

Closing B*        Your vote has been canceled. Please try again, or mark, sign and return your proxy.

Speech 9 In the future, if you wish to access the Annual Report and Proxy Statement via the Internet and not receive them in the mail, press 1 now.


*Closing B - if stockholder indicates their vote was incorrect.

                         [TEXT OF COMPUTER SCREENS FOR
 ELECTRONIC DELIVERY OF PROXY STATEMENT AND ANNUAL REPORT TO, AND INTERNET PROXY
                       VOTING BY, REGISTERED STOCKHOLDERS]


===============================================================================

                        [Eastman Chemical Company logo]

===============================================================================

                                 Welcome to the
                            Eastman Chemical Company
                             2002 Proxy Voting Site


                Click here to continue to the secure voting site.

          If your browser does not support SSL encryption, click here.

===============================================================================

-------------------------------------------------------------------------------

                        [Eastman Chemical Company Logo]

-------------------------------------------------------------------------------

          Enter your 8-digit control number located on the Proxy Card.
                          Do not enter any spaces. [         ]

               Enter your Control Number and Click Here to Begin

-------------------------------------------------------------------------------

===============================================================================

                        [EASTMAN CHEMICAL COMPANY LOGO]

===============================================================================

   Your Internet vote authorizes the Proxies to vote your shares in the same manner as if you marked, signed, and returned your Proxy Card.

                  Before you vote, if you would like to review
               the Annual Report and Proxy Statement - Click Here
                                                       ----------

           Return by simply closing the newly opened browser window.

                   The Board of Directors recommends a vote
                         FOR Proposals 1, 2, 3, and 4
                        and AGAINST Proposals 5 and 6.

-------------------------------------------------------------------------------
            Click Here To Vote As The Board Of Directors Recommends
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                Click Here To Vote Individually On Each Proposal
-------------------------------------------------------------------------------

===============================================================================

         [VOTING SUMMARY -- IF CLICKED "VOTE AS THE BOARD RECOMMENDS"]

-------------------------------------------------------------------------------
                        [Eastman Chemical Company Logo]
------------------------------------------------------------------------------

                         I Vote As The Board Recommends

------------------------------------------------------------------------------

                         PLEASE RESPOND TO THE QUESTION.
                           THEN SCROLL TO THE END OF
                        THE PAGE TO REGISTER YOUR VOTE.

   In the future, I consent to viewing the Annual Report and Proxy Statement electronically via the Internet, instead of receiving them in the mail.

                                Yes [ ]  No [ ]


------------------------------------------------------------------------------


    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or at any adjournment thereof.

                        Click Here To Register Your Vote

BACK
------------------------------------------------------------------------------

        [FIRST SCREEN IF CLICKING "VOTE INDIVIDUALLY ON EACH PROPOSAL"]


                        [EASTMAN CHEMICAL COMPANY LOGO]

          TO VOTE SEPARATELY ON EACH PROPOSAL - CHECK THE BOXES BELOW:


            THE BOARD RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

PROPOSAL 1                 FOR ALL [ ]    WITHHOLD FOR ALL [ ]   FOR ALL EXCEPT [ ]

Election of Directors                                            [ ] 01  Calvin A. Campbell, Jr.

                                                                 [ ] 02  J. Brian Ferguson

                                                                 [ ] 03  Donald W. Griffin

PROPOSAL 2

Approval of 2002           For [ ]        Against [ ]         Abstain [ ]
Omnibus Long-Term
Compensation Plan

PROPOSAL 3

Approval of 2002           For [ ]        Against [ ]         Abstain [ ]
Director Long-Term
Compensation Plan

PROPOSAL 4

Ratification of            For [ ]        Against [ ]         Abstain [ ]
Appointment of
PricewaterhouseCoopers
LLP as Independent
Accountants


             THE BOARD RECOMMENDS A VOTE AGAINST PROPOSALS 5 AND 6.

PROPOSAL 5

Adoption of Stockholder    For [ ]        Against [ ]         Abstain [ ]
Proposal to Study
Potential Health Risks
From Cellulose Acetate
Fibers

PROPOSAL 6

Adoption of Stockholder    For [ ]        Against [ ]         Abstain [ ]
Proposal to Issue Report
Concerning Emission of
"Greenhouse Gases" and
Potential Climate Change

                         [SECOND SCREEN IF CLICK "VOTE
                        INDIVIDUALLY ON EACH PROPOSAL"]

                        PLEASE RESPOND TO THE QUESTION.
                           THEN SCROLL TO THE END OF
                        THE PAGE TO REGISTER YOUR VOTE.

   In the future, I consent to viewing the Annual Report and Proxy Statement electronically via the Internet, instead of receiving them in the mail.
                               Yes [  ]  No  [  ]


    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or at any adjournment thereof.

           --------------------------------------------------------------
                        Click Here To Register Your Vote
           --------------------------------------------------------------

BACK
----

       [VOTING SUMMARY -- IF CLICK "VOTE INDIVIDUALLY ON EACH PROPOSAL"]
================================================================================

                        [Eastman Chemical Company Logo]

================================================================================
                      THANK YOU FOR VOTING ELECTRONICALLY

                                 Voting Summary

                         Your Registration Number: ____

Directors:

You Voted: [For All]  [Withhold All]  [For All Except [names of nominees for whom authority to vote withheld]]

Proposal 2:

You Voted: [For]      [Against]      [Abstain]

Proposal 3:

You Voted: [For]      [Against]      [Abstain]

Proposal 4:

You Voted: [For]      [Against]      [Abstain]

Proposal 5:

You Voted: [For]      [Against]      [Abstain]

Proposal 6:

You Voted: [For]      [Against]      [Abstain]

Electronic Access: In the future, I [am] [am not] interested in viewing the Annual Report and Proxy Statement via the Internet.


                              THANK YOU FOR VOTING

================================================================================
If any of the above information is incorrect, return to the proxy ballot form by using the BACK feature of your browser program.

To vote another Proxy - CLICK HERE

If the above information is correct, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD. Please exit your browser program as you normally do.

                                                                Legal Department
                                                        Eastman Chemical Company
                                                                    P.O. Box 511
                                                 Kingsport, Tennessee 37662-5075


                                                                  Theresa K. Lee
                                          Senior Vice President, General Counsel
                                                                   and Secretary
                                                           Phone: (423) 229-2097
                                                             FAX: (423) 229-1679
                                                               tklee@eastman.com

March 25, 2002



RE:      2002 ANNUAL MEETING MATERIALS

Dear Fellow Eastman Employee:

Again this year, all employees who own Eastman shares through the ESOP or Eastman Investment Plan will access the Notice and Proxy Statement for Eastman's Annual Meeting of Stockholders and Eastman's Annual Report to Stockholders electronically on the Internet. Making these materials available to you electronically rather than by sending printed material in the mail significantly reduces the Company's printing and postage expenses and reflects our continuing efforts to increase efficiency and reduce costs through the expanded use of technology.

To access the 2001 Annual Report and the Notice and Proxy Statement for the 2002 Annual Meeting, please go to the Internet website address which appears in the voting instructions on the enclosed proxy card. (If you like, you may use your Eastman employee Internet account to access the website and review the materials). THE BUSINESS TO BE CONSIDERED AND VOTED UPON AT THE ANNUAL MEETING IS EXPLAINED IN THE PROXY STATEMENT. PLEASE REVIEW THE PROXY STATEMENT, AND THE ANNUAL REPORT, BEFORE VOTING YOUR SHARES. If you wish to receive paper copies of the Annual Report and Proxy Statement, call 1-800-742-7540.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. As explained on the enclosed proxy card, you can vote by proxy by Internet, by telephone, or by marking, signing, dating, and mailing your proxy card in the enclosed postage-paid envelope. WHETHER YOU CHOOSE TO VOTE BY COMPUTER, TELEPHONE, OR PROXY CARD, PLEASE VOTE AS SOON AS POSSIBLE. Your vote is important, regardless of the number of shares you own.

Yours very truly,

/s/ Theresa K. Lee
-----------------------
Theresa K. Lee
Senior Vice President, General Counsel and Secretary